UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6178
                                                     ---------------------

             Nuveen New York Investment Quality Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: September 30
                                           ------------------

                  Date of reporting period: September 30, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     ANNUAL REPORT
September 30, 2008

                        Nuveen Investments
                        MUNICIPAL CLOSED-END FUNDS

Photo of: small child.

                                                         NUVEEN NEW YORK
                                                         INVESTMENT QUALITY
                                                         MUNICIPAL FUND, INC.
                                                         NQN

                                                         NUVEEN NEW YORK
                                                         SELECT QUALITY
                                                         MUNICIPAL FUND, INC.
                                                         NVN

                                                         NUVEEN NEW YORK
                                                         QUALITY INCOME
                                                         MUNICIPAL FUND, INC.
                                                         NUN

                                                         NUVEEN INSURED
                                                         NEW YORK PREMIUM
                                                         INCOME MUNICIPAL
                                                         FUND, INC.
                                                         NNF

                                                         NUVEEN INSURED
                                                         NEW YORK DIVIDEND
                                                         ADVANTAGE MUNICIPAL
                                                         FUND
                                                         NKO

                                                         NUVEEN INSURED
                                                         NEW YORK TAX-FREE
                                                         ADVANTAGE MUNICIPAL
                                                         FUND
                                                         NRK

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

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

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Robert P. Bremner

Robert P. Bremner  |  Chairman of the Board


Dear Shareholders,

I'd like to use my initial letter to you to accomplish several things. I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. We will miss his wise counsel. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

First and most important, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
November 21, 2008

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds  |  NQN, NVN, NUN,
                                                  NNF, NKO, NRK

Portfolio manager Cathryn Steeves reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the twelve-month performance of these Nuveen New York Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for these six Funds in 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED SEPTEMBER 30, 2008?

During this period, events in the financial and credit markets led to increased price volatility among most securities, reduced liquidity and a general flight to quality. In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--over the next seven months. (On October 8, 2008, and October 29, 2008, following the end of this reporting period, the Fed announced two additional cuts of 50 basis points each, bringing the fed funds rate to 1.00%, its lowest level since June 2003.)

The Fed's rate-cutting actions also were a response to signs of slower U.S. economic growth, as measured by the U.S. gross domestic product (GDP), a closely watched gauge of economic performance. After declining at a annual rate of 0.2% in the fourth quarter of 2007, GDP improved slightly to 0.9% in the first quarter of 2008 and posted growth of 2.8% in the second quarter of 2008 (all GDP numbers annualized). During the third quarter of 2008, however, GDP contracted at an annual rate of 0.3%, the biggest decrease since 2001, mainly as the result of the first decline in consumer spending since 1991 and a 19% drop in residential investment. Driven largely by increased energy and transportation prices, the Consumer Price Index (CPI) registered a 4.9% year-over-year gain as of September 2008. The core CPI (which excludes food and energy) rose 2.5% between October 2007 and September 2008, well above the Fed's unofficial target of 2.0% or lower. In the labor markets, September 2008 marked the ninth consecutive month of job losses. The national unemployment rate for September 2008 was 6.1%, its highest level in five years, up from 4.7% in September 2007.




Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

In the municipal bond market, general concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages had a significant effect on performance. Some investors curtailed purchases, while margin requirements and redemption needs forced hedge funds and other non-traditional buyers of municipal bonds to sell holdings of longer-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

In May 2008, the U.S. Supreme Court ruled that individual states could continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states. While this news was generally positive for municipal bonds, any favorable impact was more than offset by the increasingly ominous economic situation.

Over the twelve months ended September 2008, municipal bond issuance nationwide totaled $457.4 billion, a decrease of 2% from the previous twelve months. The decline during the month of September 2008 was more dramatic, with new issuance down more than 20% from that of September 2007. Despite disruptions in the markets, institutional investors, retail investors and non-traditional buyers of municipal bonds continued to provide support for new municipal issuance during this period.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN NEW YORK DURING THIS PERIOD?

After ranking as the second fastest growing state economy in 2007, New York's economy cooled rapidly in 2008, due largely to the state's substantial exposure to the continued turmoil in the financial sector. Weak performances by major financial firms, bankruptcies and mergers, and the projected loss of at least 65,000 jobs in New York City's financial district through early 2010 all had large implications for state finances, as Wall Street firms typically account for about 20% of the state's tax revenues. Upstate, broad-based economic declines in Albany, Buffalo, Rochester and Syracuse also weighed on the state's economic health. Most of the jobs lost in New York since the beginning of 2008 have been in the finance, manufacturing and construction sectors, and gains in education, health services and leisure and hospitality employment failed to offset this decline. As of September 2008, the unemployment rate in New York was 5.8%, up from 4.5% in September 2007, the highest level since June 2004. The housing market slump also added to the state's economic slowdown. Home foreclosures and mortgage delinquency rates continued to rise, although the decline has not been as precipitous in New York as nationally. In New York City, for example, housing prices fell 6.9% between September 2007 and August 2008, compared with an average decrease of 16.6% nationwide, according to the Standard & Poor's/Case-Shiller home price index of twenty major metropolitan areas. This placed New York fifteenth among the index's twenty cities in loss of home value.

As of September 30, 2008, Moody's, Standard &Poor's (S&P), and Fitch rated New York general obligation debt at Aa3/AA/AA-, respectively. Both Moody's and S&P, which confirmed their ratings in September 2008, maintained stable outlooks for the state. For the twelve months ended September 30, 2008, municipal issuance in New York totaled $45.0 billion, up almost 30% from the previous twelve months. This lifted New York to the number two spot among state issuers, behind California. Among the larger issues that came to market during this period were $1.1 billion in bonds issued by the Triborough Bridge and Tunnel Authority in July 2008 and $950 million in New York City credits in September 2008. In general, the New York municipal market held up well over this period, due mainly to the large retail demand for municipal bonds.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NEW YORK FUNDS DURING THIS REPORTING PERIOD?

During this twelve-month period, as the municipal bond market was characterized by volatility and a steepening yield curve, we sought to capitalize on the turbulent environment by continuing to focus on finding relative value by using a fundamental approach to find sectors and individual credits with the potential to perform well over the long term.

As events unfolded, we found attractive opportunities in various sectors, although 2008's decline in insured issuance was a factor in our purchase activity. Among our additions to these Funds were auction rate securities, which we purchased at attractive prices and which subsequently performed well for the Funds due to their short maturities. To provide liquidity for purchases, we sold holdings with shorter durations and took advantage of strong bids to sell bonds that were attractive to the retail market. In addition, some of our new purchases were funded with proceeds from matured and called bonds.

As a key dimension of risk management, we employed a disciplined approach to duration(1) positioning as an important component of our management strategies. As part of this approach, we used inverse floating rate securities(2), a type of derivative financial instrument, in all six of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. NUN and NRK also invested in other types of derivatives. In NUN, we used the derivatives positions to shorten the Fund's duration. In NRK, the goal was to lengthen duration and help us manage common share net asset value (NAV) volatility without having a negative impact on income streams or common share dividends over the short term. As of September 30, 2008, the inverse floaters remained in place in all of the Funds, as did the derivatives in NRK, while the derivatives positions in NUN were removed in April 2008.



(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen New York Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Annualized Total Returns on Common Share Net Asset Value
For periods ended 9/30/08

                               1-Year       5-Year      10-Year
NQN                            -6.46%        1.96%        4.75%
NVN                            -6.90%        2.05%        4.51%
NUN                            -6.80%        1.90%        4.24%
NNF                            -6.18%        2.01%        4.15%
NKO                            -6.24%        2.90%        N/A
NRK                            -4.91%        3.45%        N/A

Lipper Single-State
Insured Municipal Debt
Funds Average(3)              -10.12%        1.81%        3.70%

Lehman Brothers
NY Insured Tax-Exempt
Bond Index(4)                  -2.42%        2.72%        4.33%

S&P NY Municipal
Bond Index(5)                  -2.10%        5.15%        N/A

For the twelve months ended September 30, 2008, the total returns on common share NAV for all six New York Funds in this report exceeded the average return for the Lipper Single-State Insured Municipal Debt Funds Average while all six Funds underperformed the returns for the Lehman Brothers New York Insured Tax-Exempt Bond Index and the S&P New York Municipal Bond Index.

Key management factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives, credit exposure and sector allocations.

Over the period, bonds with maturities of less than five years, especially those maturing in two to four years, benefited the most, while bonds having the longest maturities (twenty-two years and longer) posted the worst returns. In general, the Funds' duration positioning was negative for performance. Among these Funds, NRK had the best positioning during the period, as this Fund was more heavily weighted in the areas of the yield curve that performed well.

As mentioned earlier, NRK used derivatives positions during this period to synthetically extend duration and move it closer to our strategic target. Despite the fact that longer duration municipal bonds generally underperformed those with shorter durations, the use of these derivatives had a positive overall impact on NRK's total return performance. This positive impact was attributable to the fact that the derivatives positions






Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 44 funds; 5 years, 44 funds; and 10 years, 24 funds. The performance of the Lipper Single-State Insured Municipal Debt Funds Average represents the overall average of returns for funds from eight different states with a wide variety of municipal market conditions. Fund and Lipper returns assume reinvestment of dividends.

(4) The Lehman Brothers New York Insured Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of insured New York municipal bonds. Results for the Lehman index do not reflect any expenses.

(5) The Standard & Poor's (S&P) New York Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade New York municipal bond market.

provided exposure to taxable markets, which performed relatively well when compared with municipal bonds.

However, in NUN, which had a duration that exceeded our target, the derivatives were used to synthetically shorten duration. These positions, which reduced duration in the outperforming taxable markets, hurt the Fund's performance. In addition, the inverse floaters used by all six of these Funds generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.

Credit exposure was also a factor in performance during this period. Because risk-averse investors generally sought higher quality investments as disruptions in the financial and housing markets deepened, bonds with higher credit quality ratings typically performed very well. At the same time, as many investors avoided high-yield paper, bonds rated BBB or below and non-rated bonds generally posted poor returns. Insured holdings with underlying credits that were rated BBB or non-rated, originally purchased because of the higher yields they offered, were disproportionately impacted (compared with bonds with underlying credits rated AA or A ) if the insurer backing the bond was downgraded from AAA. (See additional information on page 9.)

Sectors of the market that generally contributed positively to the Funds' performances included general obligation bonds, resource recovery, and water and sewer. Pre-refunded bonds(6), which are backed by U.S. Treasury bonds, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality, and perceived safety. Holdings of pre-refunded bonds ranged from 3% to 16% among the portfolios of these Funds, with NRK having the heaviest weighting of pre-refunded issues.

In general, bonds that carried any credit risk, regardless of sector, continued to post weak performance. Revenue bonds as a whole, and the industrial development sector in particular, underperformed the general municipal market, while zero coupon bonds were among the worst performing categories. The health care (including continuing care retirement communities) and housing sectors also performed poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One of the primary factors impacting the annual returns of these New York Funds relative to those of the unleveraged Lehman Brothers New York Insured Tax-Exempt Bond Index and S&P New York Municipal Bond Index was the Funds' use of financial leverage. While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition,


(6) Pre-refundings, also known as advanced refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

at various points during the twelve-month period, the Funds' borrowing costs were relatively high, negatively impacting their total returns. In the turbulent market environment of the past twelve months, the impact of any valuation change in the Funds' holdings--whether positive or negative--was magnified by the use of leverage.

RECENT DEVELOPMENTS IN THE CURRENT MARKET ENVIRONMENT

As this reporting period drew to a close, the nation's financial institutions and financial markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms' capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This de-leveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang as a large amount of new issues were postponed in recent weeks would cause selling pressure to persist for a period of time. In addition to falling prices, these market conditions resulted in greater price volatility of municipal bonds; wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October (after the end of the reporting period for this shareholder report), and although liquidity improved considerably over ensuing weeks, it may reoccur if financial turmoil persists or worsens.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As mentioned earlier, another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. Subsequent to the reporting period, AMBAC, MBIA and SYNCORA experienced further rating reductions by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. However, on the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear'' and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds' outstanding auction rate preferred shares, for which auctions have been failing for several months. This plan included an initial phase of approximately $1 billion in forty-one Funds. During the twelve-month reporting period, NQN, NVN, NUN, and NNF redeemed $29,075,000, $29,100,000, 31,625,000 and $13,000,000 of their outstanding auction rate preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

On August 7, 2008, NKO issued par redemption notices for all outstanding shares of its auction rate preferred securities totaling $61 million. These redemptions were achieved through the issuance of variable rate demand preferred shares
(VRDP) in conjunction with the proceeds from the creation of TOBs. VRDP is a new instrument designed to replace the auction rate preferred securities used as leverage in many Nuveen closed-end Funds. VRDP is offered only to qualified institutional buyers, as defined pursuant to Rule 144A under the Securities Act of 1933. During the twelve-month reporting period, NKO issued $50 million of VRDP and redeemed all its outstanding auction rate preferred securities. (Please see Notes to Financial Statements, Footnote 1 - Variable Rate Demand Preferred Shares for further information.)

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                  INFORMATION



The dividends of NVN and NUN were increased effective September 2008, while the dividends of NQN, NNF, NKO and NRK remained stable throughout the twelve-month reporting period ended September 30, 2008.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2007 as follows:

                                         Short-Term Capital Gains
               Long-Term Capital Gains     and/or Ordinary Income
                           (per share)                (per share)

NVN                            $0.0095                    $0.0002
NUN                            $0.0104                         --
NKO                            $0.0272                         --
NRK                            $0.0017                         --

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2008, NQN had positive UNII balances for both tax and financial statement purposes. All of the other Funds in this report had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 10, 2007 for NQN, NVN and NUN and on July 30, 2008, for NNF, NKO and NRK under which each Fund may repurchase up to 10% of its common shares. As of September 30, 2008, NQN, NVN and NUN had cumulatively repurchased 119,000, 124,400 and 179,300 common shares, respectively, representing approximately 0.7%, 0.5% and 0.8% of the Funds' total common shares outstanding, respectively.

As of September 30, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:


                              9/30/08      Twelve-Month Average
                             Discount                  Discount

NQN                           -18.97%                   -10.96%
NVN                           -19.79%                   -11.93%
NUN                           -20.98%                   -11.84%
NNF                           -17.55%                   -11.78%
NKO                           -18.09%                   -10.16%
NRK                           -13.45%                    -6.70%

NQN
Performance
OVERVIEW


Nuveen New York
Investment Quality
Municipal Fund, Inc.
                            as of September 30, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1),(2)
Insured                           93%
U.S. Guaranteed                    6%
FHA/FNMA/GNMA Guaranteed           1%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Oct                            0.052
Nov                            0.052
Dec                            0.052
Jan                            0.052
Feb                            0.052
Mar                            0.052
Apr                            0.052
May                            0.052
Jun                            0.052
Jul                            0.052
Aug                            0.052
Sep                            0.052


Line Chart:
Common Share Price Performance -- Weekly Closing Price
10/01/07                      13.62
                              13.46
                              13.24
                              13.35
                              13.3
                              13.25
                              12.86
                              12.65
                              12.93
                              13.24
                              13.34
                              13
                              12.84
                              12.89
                              13.6
                              13.71
                              13.49
                              13.59
                              13.63
                              13.67
                              13.1
                              12.89
                              12.6
                              12.91
                              12.68
                              12.62
                              13.07
                              13.12
                              13.1
                              13.15
                              13.11
                              13.03
                              13.18
                              13.24
                              13.18
                              13.17
                              13.4
                              12.81
                              12.7
                              12.69
                              12.726
                              12.62
                              12.44
                              12.47
                              12.54
                              12.59
                              12.52
                              12.44
                              12.43
                              12.56
                              12.38
                              11.85
                              11.25
9/30/08                       10.72


FUND SNAPSHOT
------------------------------------
Common Share Price            $10.72
------------------------------------
Common Share
Net Asset Value               $13.23
------------------------------------
Premium/(Discount) to NAV    -18.97%
------------------------------------
Market Yield                   5.82%
------------------------------------
Taxable-Equivalent Yield(3)    8.67%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $232,903
------------------------------------
Average Effective
Maturity on Securities (Years) 14.24
------------------------------------
Leverage-Adjusted Duration     13.86
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -17.85%        -6.46%
------------------------------------
5-Year         -0.08%         1.96%
------------------------------------
10-Year         1.86%         4.75%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         31.8%
------------------------------------
Health Care                    14.7%
------------------------------------
Transportation                 12.1%
------------------------------------
Tax Obligation/General         11.9%
------------------------------------
Education and Civic
   Organizations                9.9%
------------------------------------
U.S. Guaranteed                 5.6%
------------------------------------
Other                          14.0%
------------------------------------

INSURERS
(as a % of total Insured investments)
------------------------------------
MBIA                           28.7%
------------------------------------
AMBAC                          26.9%
------------------------------------
FGIC                           21.7%
------------------------------------
FSA                            17.9%
------------------------------------
SYNCORA                         3.1%
------------------------------------
CIFG                            1.3%
------------------------------------
AGC                             0.4%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NVN
Performance
OVERVIEW


Nuveen New York
Select Quality
Municipal Fund, Inc.
                            as of September 30, 2008


Pie Chart:
Credit Quality (as a % of total investments(1),(2)
Insured                          91%
U.S. Guaranteed                   9%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Oct                            0.053
Nov                            0.053
Dec                            0.053
Jan                            0.053
Feb                            0.053
Mar                            0.053
Apr                            0.053
May                            0.053
Jun                            0.053
Jul                            0.053
Aug                            0.053
Sep                           0.0545


Line Chart:
Common Share Price Performance -- Weekly Closing Price
10/01/07                      13.79
                              13.65
                              13.5
                              13.4501
                              13.25
                              13.31
                              12.83
                              12.64
                              12.85
                              13.07
                              13.08
                              12.88
                              12.86
                              13.13
                              13.69
                              13.8
                              13.56
                              13.66
                              13.69
                              13.75
                              13
                              12.93
                              12.52
                              12.96
                              12.61
                              12.6
                              12.87
                              13.07
                              13.02
                              13.03
                              13.06
                              13.03
                              13.1
                              13.2
                              13.2
                              13.17
                              13.18
                              12.92
                              12.66
                              12.61
                              12.75
                              12.63
                              12.53
                              12.5
                              12.44
                              12.55
                              12.53
                              12.49
                              12.48
                              12.7
                              12.52
                              11.85
                              11.06
9/30/08                       10.7


FUND SNAPSHOT
------------------------------------
Common Share Price            $10.70
------------------------------------
Common Share
Net Asset Value               $13.34
------------------------------------
Premium/(Discount) to NAV    -19.79%
------------------------------------
Market Yield                   6.11%
------------------------------------
Taxable-Equivalent Yield(3)    9.11%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $310,931
------------------------------------
Average Effective
Maturity on Securities (Years) 15.26
------------------------------------
Leverage-Adjusted Duration     14.00
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/22/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -18.81%        -6.90%
------------------------------------
5-Year         -0.64%         2.05%
------------------------------------
10-Year         1.93%         4.51%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         30.6%
------------------------------------
Health Care                    13.2%
------------------------------------
Tax Obligation/General         12.7%
------------------------------------
Education and Civic
   Organizations               10.7%
------------------------------------
U.S. Guaranteed                 9.2%
------------------------------------
Utilities                       7.2%
------------------------------------
Transportation                  6.7%
------------------------------------
Other                           9.7%
------------------------------------

INSURERS
(as a % of total Insured investments)
------------------------------------
MBIA                           33.5%
------------------------------------
AMBAC                          30.6%
------------------------------------
FGIC                           17.0%
------------------------------------
FSA                            16.4%
------------------------------------
SYNCORA                         1.9%
------------------------------------
AGC                             0.4%
------------------------------------
CIFG                            0.2%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CFIG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0097 per share.

NUN
Performance
OVERVIEW

Nuveen New York
Quality Income
Municipal Fund, Inc.
                            as of September 30, 2008


Pie Chart:
Credit Quality (as a % of total investments(1),(2)
Insured                          89%
U.S. Guaranteed                  10%
FHA/FNMA/GNMA Guaranteed          1%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Oct                            0.051
Nov                            0.051
Dec                            0.051
Jan                            0.051
Feb                            0.051
Mar                            0.051
Apr                            0.051
May                            0.051
Jun                            0.051
Jul                            0.051
Aug                            0.051
Sep                           0.0525


Line Chart:
Common Share Price Performance -- Weekly Closing Price
10/01/07                      13.44
                              13.37
                              13.3
                              13.22
                              13.2
                              13.17
                              12.76
                              12.57
                              12.81
                              12.86
                              12.93
                              12.68
                              12.65
                              12.95
                              13.48
                              13.51
                              13.5
                              13.43
                              13.42
                              13.46
                              12.9
                              12.84
                              12.44
                              12.86
                              12.44
                              12.5
                              12.86
                              12.98
                              12.83
                              12.88
                              12.82
                              12.84
                              13.11
                              13.09
                              12.97
                              12.99
                              13.11
                              12.65
                              12.531
                              12.49
                              12.67
                              12.66
                              12.43
                              12.4
                              12.42
                              12.41
                              12.5
                              12.38
                              12.39
                              12.5
                              12.37
                              11.7
                              11.18
9/30/08                       10.43


FUND SNAPSHOT
------------------------------------
Common Share Price            $10.43
------------------------------------
Common Share
Net Asset Value               $13.20
------------------------------------
Premium/(Discount) to NAV    -20.98%
------------------------------------
Market Yield                   6.04%
------------------------------------
Taxable-Equivalent Yield(3)    9.00%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $315,510
------------------------------------
Average Effective
Maturity on Securities (Years) 14.50
------------------------------------
Leverage-Adjusted Duration     13.69
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -18.60%        -6.80%
------------------------------------
5-Year         -0.85%         1.90%
------------------------------------
10-Year         1.68%         4.24%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         32.2%
------------------------------------
Education and Civic
  Organizations                13.4%
------------------------------------
Tax Obligation/General         10.8%
------------------------------------
Health Care                    10.1%
------------------------------------
U.S. Guaranteed                 9.8%
------------------------------------
Transportation                  9.4%
------------------------------------
Utilities                       6.4%
------------------------------------
Other                           7.9%
------------------------------------

INSURERS
(as a % of total Insured investments)
------------------------------------
MBIA                           31.1%
------------------------------------
AMBAC                          25.3%
------------------------------------
FGIC                           20.8%
------------------------------------
FSA                            20.4%
------------------------------------
SYNCORA                         1.9%
------------------------------------
AGC                             0.4%
------------------------------------
CIFG                            0.1%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0104 per share.

NNF
Performance
OVERVIEW


Nuveen Insured New York
Premium Income
Municipal Fund, Inc.
                            as of September 30, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1),(2)
Insured                          94%
U.S. Guaranteed                   6%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Oct                           0.0505
Nov                           0.0505
Dec                           0.0505
Jan                           0.0505
Feb                           0.0505
Mar                           0.0505
Apr                           0.0505
May                           0.0505
Jun                           0.0505
Jul                           0.0505
Aug                           0.0505
Sep                           0.0505


Line Chart:
Common Share Price Performance -- Weekly Closing Price
10/01/07                      13.56
                              13.64
                              13.38
                              13.46
                              13.29
                              13.36
                              13.05
                              12.6
                              12.75
                              12.97
                              13.12
                              12.82
                              12.78
                              12.96
                              13.55
                              13.63
                              13.45
                              13.53
                              13.548
                              13.59
                              12.99
                              12.88
                              12.65
                              12.91
                              12.64
                              12.61
                              13.1
                              13.12
                              13.09
                              13.09
                              12.99
                              13.07
                              13.18
                              13.12
                              13.15
                              13.16
                              13.17
                              12.8
                              12.69
                              12.55
                              12.65
                              12.59
                              12.4
                              12.41
                              12.56
                              12.43
                              12.48
                              12.43
                              12.48
                              12.6
                              12.48
                              11.92
                              11.37
9/30/08                       11.04


FUND SNAPSHOT
------------------------------------
Common Share Price            $11.04
------------------------------------
Common Share
Net Asset Value               $13.39
------------------------------------
Premium/(Discount) to NAV    -17.55%
------------------------------------
Market Yield                   5.49%
------------------------------------
Taxable-Equivalent Yield(3)    8.18%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $111,528
------------------------------------
Average Effective
Maturity on Securities (Years) 14.18
------------------------------------
Leverage-Adjusted Duration     12.55
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -14.53%        -6.18%
------------------------------------
5-Year         -0.25%         2.01%
------------------------------------
10-Year         2.42%         4.15%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         33.0%
------------------------------------
Health Care                    15.5%
------------------------------------
Education and Civic
   Organizations               11.7%
------------------------------------
Transportation                 10.5%
------------------------------------
Tax Obligation/General          8.9%
------------------------------------
Water and Sewer                 6.4%
------------------------------------
U.S. Guaranteed                 6.0%
------------------------------------
Other                           8.0%
------------------------------------

INSURERS
(as a % of total Insured investments)
------------------------------------
AMBAC                          29.8%
------------------------------------
MBIA                           26.6%
------------------------------------
FSA                            22.8%
------------------------------------
FGIC                           17.1%
------------------------------------
SYNCORA                         2.8%
------------------------------------
CIFG                            0.6%
------------------------------------
AGC                             0.3%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NKO
Performance
OVERVIEW

Nuveen Insured New York
Dividend Advantage
Municipal Fund
                            as of September 30, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1),(2)
Insured                          85%
U.S. Guaranteed                   5%
FHA/FNMA/GNMA Guaranteed          2%
AA (Uninsured)                    4%
BBB (Uninsured)                   4%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Oct                            0.055
Nov                            0.055
Dec                            0.055
Jan                            0.055
Feb                            0.055
Mar                            0.055
Apr                            0.055
May                            0.055
Jun                            0.055
Jul                            0.055
Aug                            0.055
Sep                            0.055


Line Chart:
Common Share Price Performance -- Weekly Closing Price
10/01/07                      13.94
                              13.9
                              13.97
                              13.55
                              13.45
                              13.43
                              13.1
                              13
                              12.98
                              13.17
                              13.33
                              13.25
                              12.95
                              13.21
                              13.93
                              13.89
                              13.7356
                              13.84
                              14.0001
                              14.04
                              13.32
                              13.23
                              12.85
                              13.26
                              12.95
                              12.93
                              13.12
                              13.16
                              13.21
                              13.25
                              13.29
                              13.31
                              13.43
                              13.48
                              13.57
                              13.46
                              13.46
                              13.1
                              12.95
                              12.76
                              12.9
                              13.02
                              13.01
                              12.92
                              12.85
                              12.72
                              12.82
                              12.83
                              12.89
                              12.97
                              12.64
                              11.81
                              11.246
9/30/08                       10.96


FUND SNAPSHOT
------------------------------------
Common Share Price            $10.96
------------------------------------
Common Share
Net Asset Value               $13.38
------------------------------------
Premium/(Discount) to NAV    -18.09%
------------------------------------
Market Yield                   6.02%
------------------------------------
Taxable-Equivalent Yield(3)    8.97%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $106,583
------------------------------------
Average Effective
Maturity on Securities (Years) 16.34
------------------------------------
Leverage-Adjusted Duration     12.75
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -18.10%        -6.24%
------------------------------------
5-Year          0.72%         2.90%
------------------------------------
Since
Inception       1.21%         4.80%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         27.2%
------------------------------------
Health Care                    16.3%
------------------------------------
Education and Civic
   Organizations               12.9%
------------------------------------
Tax Obligation/General         11.6%
------------------------------------
Transportation                  9.6%
------------------------------------
Utilities                       8.3%
------------------------------------
U.S. Guaranteed                 5.2%
------------------------------------
Other                           8.9%
------------------------------------

INSURERS
(as a % of total Insured investments)
------------------------------------
AMBAC                          26.0%
------------------------------------
MBIA                           26.0%
------------------------------------
FSA                            21.6%
------------------------------------
FGIC                           23.1%
------------------------------------
SYNCORA                         2.7%
------------------------------------
AGC                             0.4%
------------------------------------
CIFG                            0.2%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Variable Rate Demand Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0272 per share.

NRK
Performance
OVERVIEW


Nuveen Insured New York
Tax-Free Advantage
Municipal Fund
                            as of September 30, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1),(2),(3)
Insured                          76%
U.S. Guaranteed                  16%
FHA/FNMA/GNMA Guaranteed          1%
AA (Uninsured)                    3%
BBB (Uninsured)                   4%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(5)
Oct                           0.0545
Nov                           0.0545
Dec                           0.0545
Jan                           0.0545
Feb                           0.0545
Mar                           0.0545
Apr                           0.0545
May                           0.0545
Jun                           0.0545
Jul                           0.0545
Aug                           0.0545
Sep                           0.0545


Line Chart:
Common Share Price Performance -- Weekly Closing Price
10/01/07                      13.85
                              14.0201
                              14
                              14.11
                              14.03
                              13.95
                              13.79
                              13.28
                              13.8
                              14.09
                              14.03
                              13.61
                              13.85
                              13.5
                              14.1401
                              14.3
                              14.15
                              13.85
                              14
                              14.106
                              13.37
                              13.2
                              13
                              13.04
                              13.49
                              12.98
                              13.14
                              13.47
                              13.51
                              13.51
                              13.47
                              13.48
                              13.5
                              13.52
                              13.58
                              13.48
                              13.53
                              13.19
                              12.9
                              13.22
                              13.25
                              13.4
                              13.6
                              13.45
                              13.55
                              13.23
                              13.114
                              13.02
                              13.45
                              13.56
                              13.279
                              12.532
                              12.5
9/30/08                       11.52

FUND SNAPSHOT
------------------------------------
Common Share Price            $11.52
------------------------------------
Common Share
Net Asset Value               $13.31
------------------------------------
Premium/(Discount) to NAV    -13.45%
------------------------------------
Market Yield                   5.68%
------------------------------------
Taxable-Equivalent Yield(4)    8.46%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $46,769
------------------------------------
Average Effective
Maturity on Securities (Years) 12.41
------------------------------------
Leverage-Adjusted Duration     11.44
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -11.94%        -4.91%
------------------------------------
5-Year          1.83%         3.45%
------------------------------------
Since
Inception       0.78%         3.85%
------------------------------------

INDUSTRIES
(as a % of total investments)(3)
------------------------------------
Tax Obligation/Limited         30.5%
------------------------------------
U.S. Guaranteed                16.0%
------------------------------------
Health Care                    15.1%
------------------------------------
Education and Civic
   Organizations               14.9%
------------------------------------
Utilities                       8.5%
------------------------------------
Tax Obligation/General          7.4%
------------------------------------
Other                           7.6%
------------------------------------

INSURERS
(as a % of total Insured investments)(3)
------------------------------------
MBIA                          38.2%
------------------------------------
AMBAC                         28.0%
------------------------------------
FGIC                          19.1%
------------------------------------
FSA                            7.6%
------------------------------------
RAAI                           4.6%
------------------------------------
SYNCORA                        1.9%
------------------------------------
AGC                            0.4%
------------------------------------
CIFG                           0.2%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3)  Excluding derivative transactions.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0017 per share.

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on June 30, 2008; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of a new Fundamental Investment Policy. The meeting was subsequently adjourned to July 28, 2008 and additionally adjourned to August 29, 2008, September 30, 2008 and October 28, 2008.

NQN
NVN
NUN

                                              NQN                                NVN                              NUN
------------------------------------------------------------------------------------------------------------------------------------
                                    Common and                         Common and                       Common and
                                  Auction Rate    Auction Rate       Auction Rate  Auction Rate       Auction Rate     Auction Rate
                                     Preferred       Preferred          Preferred     Preferred          Preferred        Preferred
                                 shares voting   shares voting      shares voting shares voting      shares voting    shares voting
                                      together        together           together      together           together         together
                                    as a class      as a class         as a class    as a class         as a class       as a class
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO INSURED BONDS.
   For                               8,243,989           1,051         11,111,226         1,138         11,581,484            1,180
   Against                             485,703             228            871,582           301          1,143,332              342
   Abstain                             423,535              88            591,884           114            484,682               95
   Broker Non-Votes                  2,895,787           2,955          3,613,853         4,365          3,736,610            4,970
------------------------------------------------------------------------------------------------------------------------------------
   Total                            12,049,014           4,322         16,188,545         5,918         16,946,108            6,587
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO INVESTING IN MUNICIPAL BONDS
RATED WITHIN THE FOUR HIGHEST GRADES.
   For                                      --              --         11,046,060         1,139         11,436,417            1,183
   Against                                  --              --            954,376           308          1,320,172              339
   Abstain                                  --              --            574,256           106            452,909               95
   Broker Non-Votes                         --              --          3,613,853         4,365          3,736,610            4,970
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              --         16,188,545         5,918         16,946,108            6,587
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO TAX-EXEMPT NEW YORK MUNICIPAL
OBLIGATIONS COVERED BY INSURANCE.
   For                                      --              --                 --            --                 --               --
   Against                                  --              --                 --            --                 --               --
   Abstain                                  --              --                 --            --                 --               --
   Broker Non-Votes                         --              --                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              --                 --            --                 --               --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO MUNICIPAL OBLIGATIONS NOT
MORE THAN 20% OF FUND ASSETS.
   For                                      --              --                 --            --                 --               --
   Against                                  --              --                 --            --                 --               --
   Abstain                                  --              --                 --            --                 --               --
   Broker Non-Votes                         --              --                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              --                 --            --                 --               --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO TAX-EXEMPT MUNICIPAL OBLIGATIONS.
   For                                      --              --                 --            --                 --               --
   Against                                  --              --                 --            --                 --               --
   Abstain                                  --              --                 --            --                 --               --
   Broker Non-Votes                         --              --                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              --                 --            --                 --               --
====================================================================================================================================


                                       19

Shareholder MEETING REPORT (continued)

NQN
NVN
NUN

                                              NQN                                NVN                              NUN
------------------------------------------------------------------------------------------------------------------------------------
                                    Common and                         Common and                       Common and
                                  Auction Rate    Auction Rate       Auction Rate  Auction Rate       Auction Rate     Auction Rate
                                     Preferred       Preferred          Preferred     Preferred          Preferred        Preferred
                                 shares voting   shares voting      shares voting shares voting      shares voting    shares voting
                                      together        together           together      together           together         together
                                    as a class      as a class         as a class    as a class         as a class       as a class
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO MUNICIPAL OBLIGATIONS COVERED
BY ORIGINAL INSURANCE, SECONDARY MARKET
INSURANCE OR PORTFOLIO INSURANCE.
   For                                      --              --                 --            --                 --               --
   Against                                  --              --                 --            --                 --               --
   Abstain                                  --              --                 --            --                 --               --
   Broker Non-Votes                         --              --                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              --                 --            --                 --               --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COLLATERALIZED OBLIGATIONS.
   For                                      --              --                 --            --                 --               --
   Against                                  --              --                 --            --                 --               --
   Abstain                                  --              --                 --            --                 --               --
   Broker Non-Votes                         --              --                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              --                 --            --                 --               --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO RATED PORTFOLIO INSURANCE.
   For                                      --              --                 --            --                 --               --
   Against                                  --              --                 --            --                 --               --
   Abstain                                  --              --                 --            --                 --               --
   Broker Non-Votes                         --              --                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              --                 --            --                 --               --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO TAX-EXEMPT MUNICIPAL BONDS.
   For                                      --              --                 --            --                 --               --
   Against                                  --              --                 --            --                 --               --
   Abstain                                  --              --                 --            --                 --               --
   Broker Non-Votes                         --              --                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              --                 --            --                 --               --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO TAX-EXEMPT SECURITIES.
   For                               8,357,803           1,087         11,205,104         1,185         11,702,221            1,209
   Against                             392,508             196            680,670           258            975,913              295
   Abstain                             402,916              84            688,918           110            531,364              113
   Broker Non-Votes                  2,895,787           2,955          3,613,853         4,365          3,736,610            4,970
------------------------------------------------------------------------------------------------------------------------------------
   Total                            12,049,014           4,322         16,188,545         5,918         16,946,108            6,587
====================================================================================================================================


                                       20

                                              NQN                                NVN                              NUN
------------------------------------------------------------------------------------------------------------------------------------
                                    Common and                         Common and                       Common and
                                  Auction Rate    Auction Rate       Auction Rate  Auction Rate       Auction Rate     Auction Rate
                                     Preferred       Preferred          Preferred     Preferred          Preferred        Preferred
                                 shares voting   shares voting      shares voting shares voting      shares voting    shares voting
                                      together        together           together      together           together         together
                                    as a class      as a class         as a class    as a class         as a class       as a class
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                              11,579,184              --         15,458,848            --         15,917,990               --
   Withhold                            469,830              --            729,697            --          1,028,118               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            12,049,014              --         16,188,545            --         16,946,108               --
====================================================================================================================================
Robert P. Bremner
   For                              11,567,827              --         15,463,720            --         15,915,787               --
   Withhold                            481,187              --            724,825            --          1,030,321               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            12,049,014              --         16,188,545            --         16,946,108               --
====================================================================================================================================
Jack B. Evans
   For                              11,580,150              --         15,461,920            --         15,920,840               --
   Withhold                            468,864              --            726,625            --          1,025,268               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            12,049,014              --         16,188,545            --         16,946,108               --
====================================================================================================================================
William C. Hunter
   For                                      --           4,009                 --         5,410                 --            5,954
   Withhold                                 --             313                 --           508                 --              633
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --           4,322                 --         5,918                 --            6,587
====================================================================================================================================
David J. Kundert
   For                              11,563,993              --         15,457,048            --         15,919,448               --
   Withhold                            485,021              --            731,497            --          1,026,660               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            12,049,014              --         16,188,545            --         16,946,108               --
====================================================================================================================================
William J. Schneider
   For                                      --           4,011                 --         5,410                 --            5,954
   Withhold                                 --             311                 --           508                 --              633
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --           4,322                 --         5,918                 --            6,587
====================================================================================================================================
Judith M. Stockdale
   For                              11,584,070              --         15,457,136            --         15,923,857               --
   Withhold                            464,944              --            731,409            --          1,022,251               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            12,049,014              --         16,188,545            --         16,946,108               --
====================================================================================================================================
Carole E. Stone
   For                              11,578,504              --         15,462,420            --         15,925,157               --
   Withhold                            470,510              --            726,125            --          1,020,951               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            12,049,014              --         16,188,545            --         16,946,108               --
====================================================================================================================================
Terence J. Toth
   For                              11,576,141              --         15,459,160            --         15,915,777               --
   Withhold                            472,873              --            729,385            --          1,027,331               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            12,049,014              --         16,188,545            --         16,943,108               --
====================================================================================================================================


                                       21

Shareholder MEETING REPORT (continued)

NNF
NKO
NRK

                                              NNF                                NKO                              NRK
------------------------------------------------------------------------------------------------------------------------------------
                                    Common and                         Common and                       Common and
                                  Auction Rate    Auction Rate       Auction Rate  Auction Rate       Auction Rate     Auction Rate
                                     Preferred       Preferred          Preferred     Preferred          Preferred        Preferred
                                 shares voting   shares voting      shares voting shares voting      shares voting    shares voting
                                      together        together           together      together           together         together
                                    as a class      as a class         as a class    as a class         as a class       as a class
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO INSURED BONDS.
   For                                      --              --                 --            --                 --               --
   Against                                  --              --                 --            --                 --               --
   Abstain                                  --              --                 --            --                 --               --
   Broker Non-Votes                         --              --                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              --                 --            --                 --               --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO INVESTING IN MUNICIPAL BONDS
RATED WITHIN THE FOUR HIGHEST GRADES.
   For                                      --              --                 --            --                 --               --
   Against                                  --              --                 --            --                 --               --
   Abstain                                  --              --                 --            --                 --               --
   Broker Non-Votes                         --              --                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              --                 --            --                 --               --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO TAX-EXEMPT NEW YORK MUNICIPAL
OBLIGATIONS COVERED BY INSURANCE.
   For                               4,180,769             356                 --            --                 --               --
   Against                             381,288              76                 --            --                 --               --
   Abstain                             184,236              19                 --            --                 --               --
   Broker Non-Votes                  1,361,544           1,337                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             6,107,837           1,788                 --            --                 --               --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO MUNICIPAL OBLIGATIONS NOT
MORE THAN 20% OF FUND ASSETS.
   For                               4,226,116             371                 --            --                 --               --
   Against                             336,858              72                 --            --                 --               --
   Abstain                             183,319               8                 --            --                 --               --
   Broker Non-Votes                  1,361,544           1,337                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             6,107,837           1,788                 --            --                 --               --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO TAX-EXEMPT MUNICIPAL OBLIGATIONS.
   For                                      --              --                 --            --          1,582,867              175
   Against                                  --              --                 --            --             87,438               35
   Abstain                                  --              --                 --            --             82,322                3
   Broker Non-Votes                         --              --                 --            --            469,870              818
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              --                 --            --          2,222,497            1,031
====================================================================================================================================


                                       22

                                              NNF                                NKO                              NRK
------------------------------------------------------------------------------------------------------------------------------------
                                    Common and                         Common and                       Common and
                                  Auction Rate    Auction Rate       Auction Rate  Auction Rate       Auction Rate     Auction Rate
                                     Preferred       Preferred          Preferred     Preferred          Preferred        Preferred
                                 shares voting   shares voting      shares voting shares voting      shares voting    shares voting
                                      together        together           together      together           together         together
                                    as a class      as a class         as a class    as a class         as a class       as a class
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO MUNICIPAL OBLIGATIONS COVERED
BY ORIGINAL INSURANCE, SECONDARY MARKET
INSURANCE OR PORTFOLIO INSURANCE.
   For                               4,178,749             367                 --            --                 --               --
   Against                             386,900              76                 --            --                 --               --
   Abstain                             180,644               8                 --            --                 --               --
   Broker Non-Votes                  1,361,544           1,337                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             6,107,837           1,788                 --            --                 --               --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COLLATERALIZED OBLIGATIONS.
   For                               4,181,890             356                 --            --                 --               --
   Against                             371,982              74                 --            --                 --               --
   Abstain                             192,421              21                 --            --                 --               --
   Broker Non-Votes                  1,361,544           1,337                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             6,107,837           1,788                 --            --                 --               --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO RATED PORTFOLIO INSURANCE.
   For                               4,150,051             354                 --            --                 --               --
   Against                             394,898              76                 --            --                 --               --
   Abstain                             201,344              21                 --            --                 --               --
   Broker Non-Votes                  1,361,544           1,337                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             6,107,837           1,788                 --            --                 --               --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO TAX-EXEMPT MUNICIPAL BONDS.
   For                                      --              --          3,621,276           341                 --               --
   Against                                  --              --            267,690           150                 --               --
   Abstain                                  --              --            137,258            --                 --               --
   Broker Non-Votes                         --              --          1,360,650         1,727                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              --          5,386,874         2,218                 --               --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO TAX-EXEMPT SECURITIES.
   For                               4,250,498             371          3,670,356           370          1,599,402              178
   Against                             321,705              72            210,985           121             79,848               32
   Abstain                             174,090               8            144,883            --             73,377                3
   Broker Non-Votes                  1,361,544           1,337          1,360,650         1,727            469,870              818
------------------------------------------------------------------------------------------------------------------------------------
   Total                             6,107,837           1,788          5,386,874         2,218          2,222,497            1,031
====================================================================================================================================


                                       23

NNF
NKO
NRK


Shareholder MEETING REPORT (continued)

                                              NNF                                NKO                              NRK
------------------------------------------------------------------------------------------------------------------------------------
                                    Common and                         Common and                       Common and
                                  Auction Rate    Auction Rate       Auction Rate  Auction Rate       Auction Rate     Auction Rate
                                     Preferred       Preferred          Preferred     Preferred          Preferred        Preferred
                                 shares voting   shares voting      shares voting shares voting      shares voting    shares voting
                                      together        together           together      together           together         together
                                    as a class      as a class         as a class    as a class         as a class       as a class
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                               5,806,752              --          5,187,903            --          2,097,913               --
   Withhold                            301,085              --            198,971            --            124,584               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             6,107,837              --          5,386,874            --          2,222,497               --
====================================================================================================================================
Robert P. Bremner
   For                               5,802,527              --                 --            --                 --               --
   Withhold                            305,310              --                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             6,107,837              --                 --            --                 --               --
====================================================================================================================================
Jack B. Evans
   For                               5,807,561              --                 --            --                 --               --
   Withhold                            300,276              --                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             6,107,837              --                 --            --                 --               --
====================================================================================================================================
William C. Hunter
   For                                      --           1,698                 --         2,113                 --              970
   Withhold                                 --              90                 --           105                 --               61
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --           1,788                 --         2,218                 --            1,031
====================================================================================================================================
David J. Kundert
   For                               5,807,136              --          5,186,503            --          2,099,263               --
   Withhold                            300,701              --            200,371            --            123,234               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             6,107,837              --          5,386,874            --          2,222,497               --
====================================================================================================================================
William J. Schneider
   For                                      --           1,698                 --         2,113                 --              970
   Withhold                                 --              90                 --           105                 --               61
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --           1,788                 --         2,218                 --            1,031
====================================================================================================================================
Judith M. Stockdale
   For                               5,804,702              --                 --            --                 --               --
   Withhold                            303,135              --                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             6,107,837              --                 --            --                 --               --
====================================================================================================================================
Carole E. Stone
   For                               5,801,161              --                 --            --                 --               --
   Withhold                            306,676              --                 --            --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             6,107,837              --                 --            --                 --               --
====================================================================================================================================
Terence J. Toth
   For                               5,807,502              --          5,186,503            --          2,099,263               --
   Withhold                            300,335              --            200,371            --            123,234               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             6,107,837              --          5,386,874            --          2,222,497               --
====================================================================================================================================

Report of
 INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM


THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Insured New York Dividend Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund (the "Funds") as of September 30, 2008, and the related statements of operations and cash flows (Nuveen Insured New York Dividend Advantage Municipal Fund only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Insured New York Dividend Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund at September 30, 2008, the results of their operations and cash flows (Nuveen Insured New York Dividend Advantage Municipal Fund only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
November 21, 2008

NQN
Nuveen New York Investment Quality Municipal Fund, Inc.
                            Portfolio of INVESTMENTS
                                                              September 30, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.2% (9.9% OF TOTAL INVESTMENTS)

$       3,500   Dormitory Authority of the State of New York, Insured Revenue          7/09 at 101.00        AA        $  3,398,080
                 Bonds, Culinary Institute of America, Series 1999,
                 5.000%, 7/01/22 - MBIA Insured

        6,500   Dormitory Authority of the State of New York, Insured Revenue          1/09 at 101.00        AA           6,433,114
                 Bonds, New York Medical College, Series 1998,
                 5.000%, 7/01/21 - MBIA Insured

        2,000   Dormitory Authority of the State of New York, Insured Revenue          7/11 at 100.00        AA           2,017,240
                 Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/18 -
                 AMBAC Insured

        3,000   Dormitory Authority of the State of New York, Lease Revenue              No Opt. Call       AA-           3,126,360
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) -
                 SYNCORA GTY Insured

        1,730   Dormitory Authority of the State of New York, Lease Revenue            7/15 at 100.00        AA           1,650,351
                 Bonds, State University Dormitory Facilities, Series 2004A,
                 5.000%, 7/01/29 - MBIA Insured

        2,080   Dormitory Authority of the State of New York, Lease Revenue            7/16 at 100.00        AA           1,963,790
                 Bonds, State University Dormitory Facilities, Series 2006A,
                 5.000%, 7/01/31 - MBIA Insured

          550   Dormitory Authority of the State of New York, Revenue Bonds,           7/17 at 100.00       N/R             475,706
                 Barnard College, Series 2007A, 5.000%, 7/01/37 - FGIC Insured

        1,150   Dormitory Authority of the State of New York, Revenue Bonds,           7/15 at 100.00        A2           1,123,424
                 Canisius College, Series 2005, 5.000%, 7/01/21 - MBIA Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          575    5.250%, 7/01/20 - AMBAC Insured                                         No Opt. Call       Aa3             580,227
          460    5.250%, 7/01/21 - AMBAC Insured                                         No Opt. Call       Aa3             457,429

        4,500   Dormitory Authority of the State of New York, State and Local          7/15 at 100.00       AA-           4,582,215
                 Appropriation Lease Bonds, Upstate Community Colleges,
                 Series 2005A, 5.000%, 7/01/19 - FGIC Insured

        2,390   New York City Industrial Development Agency, New York,                 1/17 at 100.00        AA           2,079,826
                 PILOT Revenue Bonds, Queens Baseball Stadium Project,
                 Series 2006, 5.000%, 1/01/46 - AMBAC Insured

                New York City Industrial Development Authority, New York, PILOT
                Revenue Bonds, Yankee Stadium Project, Series 2006:
          890    5.000%, 3/01/31 - FGIC Insured                                        9/16 at 100.00      BBB-             792,073
        6,080    5.000%, 3/01/36 - MBIA Insured                                        9/16 at 100.00        AA           5,516,384
        3,685    4.500%, 3/01/39 - FGIC Insured                                        9/16 at 100.00      BBB-           2,893,904

          740   New York State Dormitory Authority, Revenue Bonds, New York            7/17 at 100.00       AA-             690,279
                 University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,830   Total Education and Civic Organizations                                                                  37,780,402
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 24.0% (14.7% OF TOTAL INVESTMENTS)

                Dormitory Authority of the State of New York, FHA-Insured
                Mortgage Hospital Revenue Bonds, Montefiore Medical Center,
                Series 1999:
          680    5.250%, 8/01/19 - AMBAC Insured                                       8/09 at 101.00        AA             687,262
        4,000    5.500%, 8/01/38 - AMBAC Insured                                       8/09 at 101.00        AA           3,948,280

        7,080   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 100.50        AA           6,139,210
                 Mortgage Hospital Revenue Bonds, New York and Presbyterian
                 Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,780   Dormitory Authority of the State of New York, FHA-Insured              8/17 at 100.00       AAA        $  1,664,282
                 Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                 Series 2007, 5.000%, 8/15/27 - FSA Insured

        2,575   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00       N/R           2,301,793
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        3,535   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00       N/R           3,318,340
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        1,500   Dormitory Authority of the State of New York, Hospital Revenue         7/09 at 101.00        AA           1,432,995
                 Bonds, Catholic Health Services of Long Island Obligated
                 Group - St. Francis Hospital, Series 1999A, 5.500%, 7/01/22 -
                 MBIA Insured

        8,000   Dormitory Authority of the State of New York, Revenue Bonds,           7/09 at 101.00        AA           7,642,639
                 Catholic Health Services of Long Island Obligated Group -
                 St. Charles Hospital and Rehabilitation Center, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

        1,325   Dormitory Authority of the State of New York, Revenue Bonds,           7/17 at 100.00       AAA           1,297,043
                 Health Quest System Inc., Series 2007B, 5.250%, 7/01/27 -
                 AGC Insured

        6,000   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00        AA           5,916,120
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

        2,035   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00       AAA           2,140,800
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        1,805   Dormitory Authority of the State of New York, Revenue Bonds,          11/08 at 101.00        AA           1,711,429
                 North Shore Health System Obligated Group, Series 1998,
                 5.000%, 11/01/23 - MBIA Insured

        1,585   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00       AAA           1,447,343
                 The New York and Presbyterian Hospital Project, Series 2007,
                 5.000%, 8/15/36 - FSA Insured

        8,525   Dormitory Authority of the State of New York, Revenue Bonds,           7/11 at 101.00        AA           8,294,057
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001B, 5.250%, 7/01/26 - AMBAC Insured

        2,000   New York City Health and Hospitals Corporation, New York,              2/09 at 101.00        AA           2,020,360
                 Health System Revenue Bonds, Series 1999A,
                 5.125%, 2/15/14 - AMBAC Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        3,150    5.250%, 2/15/21 - AMBAC Insured                                       2/13 at 100.00        AA           3,059,154
        2,100    5.250%, 2/15/22 - AMBAC Insured                                       2/13 at 100.00        AA           2,006,571

          935   New York State Dormitory Authority, Revenue Bonds,                       No Opt. Call       N/R             845,801
                 North Shore Jewish Obligated Group, Series 2007A,
                 5.250%, 7/01/34 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       58,610   Total Health Care                                                                                        55,873,479
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.3% (3.3% OF TOTAL INVESTMENTS)

                New York City Housing Development Corporation, New York, Capital
                Fund Program Revenue Bonds, Series 2005A:
        1,230    5.000%, 7/01/14 - FGIC Insured                                          No Opt. Call       AA+           1,286,469
        1,230    5.000%, 7/01/16 - FGIC Insured                                        7/15 at 100.00       AA+           1,265,387
        5,740    7/01/25  - FGIC Insured (UB)                                          7/15 at 100.00       AA+           5,452,082

          420   New York City, New York, Multifamily Housing Revenue Bonds,            1/17 at 100.00       AAA             319,066
                 Seaview Towers, Series 2006A, 4.750%, 7/15/39 -
                 AMBAC Insured (Alternative Minimum Tax)

           35   New York State Housing Finance Agency, FHA-Insured                     2/09 at 100.00        AA              35,056
                 Multifamily Housing Mortgage Revenue Bonds,
                 Series 1994B, 6.250%, 8/15/14 - AMBAC Insured

                New York State Housing Finance Agency, Mortgage Revenue
                Refunding Bonds, Housing Project, Series 1996A:
        1,490    6.100%, 11/01/15 - FSA Insured                                       11/08 at 100.00       AAA           1,493,665
        2,540    6.125%, 11/01/20 - FSA Insured                                       11/08 at 100.00       AAA           2,543,759

------------------------------------------------------------------------------------------------------------------------------------
       12,685   Total Housing/Multifamily                                                                                12,395,484
------------------------------------------------------------------------------------------------------------------------------------


                                       27

NQN
Nuveen New York Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)

$       2,770   Syracuse Industrial Development Authority, New York,                   1/17 at 100.00      BBB-        $  2,197,995
                 PILOT Mortgage Revenue Bonds, Carousel Center Project,
                 Series 2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.3% (0.8% OF TOTAL INVESTMENTS)

        3,000   Castle Rest Residential Healthcare Facility, Syracuse,                 2/09 at 101.00       AAA           2,913,450
                 New York, FHA-Insured Mortgage Revenue Bonds,
                 Series 1997A, 5.750%, 8/01/37
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 17.5% (10.8% OF TOTAL INVESTMENTS)

        3,000   Dormitory Authority of the State of New York, School Districts        10/15 at 100.00        AA           2,782,170
                 Revenue Bond Financing Program, Peekskill City School
                 District, Series 2005D, 5.000%, 10/01/33 - MBIA Insured

        1,200   Erie County, New York, General Obligation Bonds, Series 2003A,         3/13 at 100.00      Baa2           1,225,080
                 5.250%, 3/15/16 - FGIC Insured

          635   Erie County, New York, General Obligation Bonds, Series 2004B,           No Opt. Call        A2             661,568
                 5.250%, 4/01/13 - MBIA Insured

        2,000   Hempstead Town, New York, General Obligation Bonds,                    1/11 at 101.00       Aa1           2,080,400
                 Series 2001A, 5.250%, 1/15/14 - MBIA Insured

       10,735   Hudson Yards Infrastructure Corporation, New York,                     2/17 at 100.00         A           9,664,935
                 Revenue Bonds, Series 2006A, 5.000%, 2/15/47 -
                 FGIC Insured (UB)

        1,000   Monroe County, New York, General Obligation Public                     3/12 at 100.00      BBB+           1,016,440
                 Improvement Bonds, Series 2002, 5.000%, 3/01/16 -
                 FGIC Insured

                New York City, New York, General Obligation Bonds,
                Fiscal Series 2004E:
        3,000    5.000%, 11/01/19 - FSA Insured (UB)                                  11/14 at 100.00       AAA           2,979,210
        2,300    5.000%, 11/01/20 - FSA Insured (UB)                                  11/14 at 100.00       AAA           2,264,051

        2,300   New York City, New York, General Obligation Bonds,                     3/15 at 100.00        AA           2,345,425
                 Fiscal Series 2005J, 5.000%, 3/01/19 - FGIC Insured

                New York City, New York, General Obligation Bonds, Tender
                Option Bond Trust 1198:
        1,000    1.829%, 11/01/19 (WI/DD, Settling 10/02/08) - FSA Insured (IF)       11/14 at 100.00       AAA           1,119,330
          770    1.774%, 11/01/20 (WI/DD, Settling 10/02/08) - FSA Insured (IF)       11/14 at 100.00       AAA             843,135

                Oneida County, New York, General Obligation Public Improvement
                Bonds, Series 2000:
          500    5.375%, 4/15/18 - MBIA Insured                                        4/09 at 102.00        AA             511,775
          500    5.375%, 4/15/19 - MBIA Insured                                        4/09 at 102.00        AA             507,150

                Pavilion Central School District, Genesee County, New York,
                General Obligation Bonds, Series 2005:
        1,650    5.000%, 6/15/16 - FSA Insured                                         6/15 at 100.00       AAA           1,741,674
        1,815    5.000%, 6/15/18 - FSA Insured                                         6/15 at 100.00       AAA           1,862,698

        1,145   Three Village Central School District, Brookhaven and                    No Opt. Call       Aa3           1,186,231
                 Smithtown, Suffolk County, New York, General Obligation
                 Bonds, Series 2005, 5.000%, 6/01/18 - FGIC Insured

        1,620   West Islip Union Free School District, Suffolk County,                10/15 at 100.00       Aaa           1,709,991
                 New York, General Obligation Bonds, Series 2005,
                 5.000%, 10/01/16 - FSA Insured

        6,110   Yonkers, New York, General Obligation Bonds, Series 2005A,             8/15 at 100.00        AA           6,382,384
                 5.000%, 8/01/16 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       41,280   Total Tax Obligation/General                                                                             40,883,647
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 51.9% (31.8% OF TOTAL INVESTMENTS)

        2,250   Dormitory Authority of the State of New York, 853 Schools              1/09 at 101.00        AA           2,265,593
                 Program Insured Revenue Bonds, St. Anne Institute, Issue 2,
                 Series 1998E, 5.000%, 7/01/18 - AMBAC Insured

        1,575   Dormitory Authority of the State of New York, Department of            7/15 at 100.00       AA-           1,546,729
                 Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 -
                 CIFG Insured

        1,340   Dormitory Authority of the State of New York, Insured Revenue          7/09 at 101.00        AA           1,375,925
                 Bonds, 853 Schools Program - Anderson School, Series 1999E,
                 Issue 2, 5.750%, 7/01/19 - AMBAC Insured


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Dormitory Authority of the State of New York, Insured                  7/09 at 101.00        AA        $  2,054,980
                 Revenue Bonds, Special Act School District Program,
                 Series 1999, 5.750%, 7/01/19 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Lease Revenue            8/11 at 100.00       AAA           1,006,030
                 Bonds, Nassau County Board of Cooperative Educational
                 Services, Series 2001A, 5.250%, 8/15/21 - FSA Insured

        1,500   Dormitory Authority of the State of New York, Lease Revenue            8/14 at 100.00       AAA           1,463,040
                 Bonds, Wayne-Finger Lakes Board of Cooperative Education
                 Services, Series 2004, 5.000%, 8/15/23 - FSA Insured

        2,410   Dormitory Authority of the State of New York, Revenue Bonds,           7/14 at 100.00       AA-           2,430,196
                 Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                 FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Mental Health Services Facilities Improvements, Series 2005D-1:
        2,120    5.000%, 2/15/15 - FGIC Insured                                          No Opt. Call       AA-           2,228,544
        1,200    5.000%, 8/15/23 - FGIC Insured                                        2/15 at 100.00       AA-

        4,600   Dormitory Authority of the State of New York, Revenue Bonds,          10/12 at 100.00        AA           4,621,390
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

        3,135   Dormitory Authority of the State of New York, Secured Hospital         2/09 at 100.75        AA           2,996,339
                 Insured Revenue Bonds, Southside Hospital, Series 1998,
                 5.000%, 2/15/25 - MBIA Insured

          375   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00       AAA             378,079
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District, Series 2003:
        1,000    5.750%, 5/01/20 - FSA Insured                                         5/12 at 100.00       AAA           1,056,410
        1,200    5.750%, 5/01/22 - FSA Insured                                         5/12 at 100.00       AAA           1,234,188

                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District:
        1,290    5.750%, 5/01/26 - FSA Insured (UB)                                    5/14 at 100.00       AAA           1,317,683
        1,780    5.750%, 5/01/27 - FSA Insured (UB)                                    5/18 at 100.00       AAA           1,836,800

        5,630   Erie County Industrial Development Agency, New York,                   5/17 at 100.00       AAA           5,790,905
                 School Facility Revenue Bonds, Buffalo City School District
                 Project, Series 2007A, 5.750%, 5/01/28 -  FSA Insured (UB)

        6,000   Metropolitan Transportation Authority, New York, Dedicated            11/12 at 100.00       AAA           5,972,820
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 -
                 FSA Insured

        2,760   Metropolitan Transportation Authority, New York, State                 7/12 at 100.00        AA           2,842,607
                 Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                 MBIA Insured

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        1,250    5.500%, 1/01/19 - MBIA Insured                                        7/12 at 100.00        AA           1,297,825
        2,000    5.500%, 1/01/20 - MBIA Insured                                        7/12 at 100.00        AA           2,054,240
        2,000    5.000%, 7/01/25 - FGIC Insured                                        7/12 at 100.00       AA-           1,923,020
        4,095    5.000%, 7/01/30 - AMBAC Insured                                       7/12 at 100.00        AA           3,836,728

        4,500   Metropolitan Transportation Authority, New York, State                   No Opt. Call       AAA           4,950,990
                 Service Contract Refunding Bonds, Series 2008,
                 5.750%, 7/01/18 - FSA Insured (UB)

        4,820   Nassau County Interim Finance Authority, New York, Sales                 No Opt. Call       AAA           5,192,008
                 and Use Tax Revenue Bonds, Series 2004H,
                 5.250%, 11/15/13 - AMBAC Insured

                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
        2,115    5.000%, 11/15/18 - AMBAC Insured                                     11/13 at 100.00       AAA           2,147,338
        1,305    4.750%, 11/15/21 - AMBAC Insured                                     11/13 at 100.00       AAA           1,268,055
        1,305    4.750%, 11/15/22 - AMBAC Insured                                     11/13 at 100.00       AAA           1,253,113


                                       29

NQN
Nuveen New York Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
$       2,200    5.000%, 10/15/25 - MBIA Insured (UB)                                 10/14 at 100.00       AAA        $  2,133,692
        1,600    5.000%, 10/15/26 -MBIA Insured (UB)                                  10/14 at 100.00       AAA           1,544,640
        6,640    5.000%, 10/15/29 - AMBAC Insured (UB)                                10/14 at 100.00       AAA           6,372,740
        1,500    5.000%, 10/15/32 - AMBAC Insured (UB)                                10/14 at 100.00       AAA           1,429,410

        1,435   New York City Transitional Finance Authority, New York,                8/12 at 100.00       AAA           1,449,781
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/20 - AMBAC Insured

        1,660   New York City Transitional Finance Authority, New York,                2/13 at 100.00       AAA           1,671,388
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.250%, 2/01/22 - MBIA Insured

        2,000   New York City Transitional Finance Authority, New York,                2/14 at 100.00       AAA           2,035,460
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - SYNCORA GTY Insured

        3,910   New York City Transitional Finance Authority, New York,                2/13 at 100.00       AAA           3,883,451
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

                New York Convention Center Development Corporation, Hotel Fee
                Revenue Bonds, Tender Option Bond Trust 3126:
          525    0.457%, 11/15/30 - AMBAC Insured (IF)                                11/15 at 100.00       AAA             424,998
        2,395    0.457%, 11/15/44 - AMBAC Insured (IF)                                11/15 at 100.00       AAA           1,674,440

        3,000   New York State Local Government Assistance Corporation,                  No Opt. Call       AAA           3,223,290
                 Revenue Bonds, Series 2008, 5.250%, 4/01/16 -
                 FSA Insured (UB)

        1,500   New York State Thruway Authority, General Revenue Bonds,               7/15 at 100.00       AAA           1,433,700
                 Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)

                New York State Thruway Authority, Highway and Bridge
                Trust Fund Bonds, Second General, Series 2005B:
        7,350    5.500%, 4/01/20 - AMBAC Insured                                         No Opt. Call        AA           7,729,627
        1,500    5.000%, 4/01/21 - AMBAC Insured                                      10/15 at 100.00        AA           1,507,035

        1,750   New York State Thruway Authority, State Personal Income                9/14 at 100.00       AAA           1,695,033
                 Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 -
                 AMBAC Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        6,300    5.250%, 6/01/20 - AMBAC Insured                                       6/13 at 100.00        AA           6,320,223
        1,000    5.250%, 6/01/21 - AMBAC Insured                                       6/13 at 100.00        AA             992,620
        4,500    5.250%, 6/01/22 - AMBAC Insured                                       6/13 at 100.00        AA           4,443,525

        1,000   New York State Urban Development Corporation, State                    3/15 at 100.00       AAA             949,510
                 Personal Income Tax Revenue Bonds, Series 2005B,
                 5.000%, 3/15/30 - FSA Insured

        1,000   Niagara Falls City School District, Niagara County, New York,          6/15 at 100.00       AAA             950,600
                 Certificates of Participation, High School Facility,
                 Series 2005, 5.000%, 6/15/28 - FSA Insured

        1,435   Suffolk County Industrial Development Agency, New York,               10/10 at 102.00        A2           1,526,252
                 Revenue Bonds, Hampton Bays Public Library,
                 Series 1999A, 6.000%, 10/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      120,755   Total Tax Obligation/Limited                                                                             120,889,010
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 17.6% (10.8% OF TOTAL INVESTMENTS)

        2,000   Metropolitan Transportation Authority, New York,                      11/12 at 100.00        AA           2,047,800
                 Transportation Revenue Refunding Bonds, Series 2002A,
                 5.500%, 11/15/19 - AMBAC Insured

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005F:
        1,955    5.000%, 1/01/20 - AMBAC Insured                                       1/15 at 100.00        AA           1,975,762
        5,360    5.000%, 1/01/30 - AMBAC Insured                                       1/15 at 100.00        AA           5,045,261


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$         710   New York State Thruway Authority, General Revenue Bonds,               1/18 at 100.00       AA-        $    680,208
                 Series 2007H, 5.000%, 1/01/25 - FGIC Insured

        2,300   Niagara Frontier Airport Authority, New York, Airport Revenue          4/09 at 101.00        AA           2,083,432
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 0.036%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
        2,080    5.000%, 12/01/19 - FSA Insured                                        6/15 at 101.00       AAA           2,126,862
        2,625    5.000%, 12/01/28 - SYNCORA GTY Insured                                6/15 at 101.00       AA-           2,509,159
        1,475    5.000%, 12/01/31 - SYNCORA GTY Insured                                6/15 at 101.00       AA-           1,391,840

          870   Port Authority of New York and New Jersey, Consolidated                8/17 at 100.00       AAA             713,035
                 Revenue Bonds, One Hundred Forty Eighth Series 2008,
                 Trust 2920, 0.036%, 8/15/32 - FSA Insured (IF)

        5,025   Port Authority of New York and New Jersey, Special Project            12/08 at 100.00        AA           4,565,564
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 5.750%, 12/01/25 - MBIA Insured (Alternative Minimum Tax)

                Puerto Rico Ports Authority, Revenue Bonds, Series 1991D:
        3,840    7.000%, 7/01/14 - FGIC Insured (Alternative Minimum Tax)              1/09 at 100.00        A-           3,843,955
       11,500    6.000%, 7/01/21 - FGIC Insured (Alternative Minimum Tax)              1/09 at 100.00        A-          10,796,773

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
          780    5.500%, 11/15/20 - MBIA Insured                                         No Opt. Call        AA             813,212
        2,300    5.250%, 11/15/22 - MBIA Insured                                      11/12 at 100.00        AA           2,308,303

------------------------------------------------------------------------------------------------------------------------------------
       42,820   Total Transportation                                                                                     40,901,166
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 9.1% (5.6% OF TOTAL INVESTMENTS) (4)

        3,655   Buffalo Municipal Water Finance Authority, New York,                   7/09 at 101.00       AAA           3,794,073
                 Water System Revenue Bonds, Series 1999,
                 6.000%, 7/01/29 (Pre-refunded 7/01/09) - FSA Insured

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000D:
           65    5.875%, 2/15/16 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00       Aaa              68,992
           10    5.875%, 2/15/16 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00       AAA              10,608

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2001B:
           75    5.500%, 8/15/19 (Pre-refunded 8/15/11) - MBIA Insured                 8/11 at 100.00    AA (4)              80,427
           25    5.500%, 8/15/19 (Pre-refunded 8/15/11) - MBIA Insured                 8/11 at 100.00    AA (4)              26,788

        1,200   Dormitory Authority of the State of New York, Insured Revenue          7/09 at 101.00    AA (4)           1,247,604
                 Bonds, Cooper Union, Series 1999, 6.250%, 7/01/29
                 (Pre-refunded 7/01/09) - MBIA Insured

          835   Dormitory Authority of the State of New York, Judicial Facilities        No Opt. Call       Aaa             946,556
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16 - BIGI Insured (ETM)

        1,475   Dormitory Authority of the State of New York, Revenue Bonds,          11/08 at 101.00    A2 (4)           1,492,199
                 North Shore Health System Obligated Group, Series 1998,
                 5.000%, 11/01/23 (Pre-refunded 11/01/08) - MBIA Insured

          700   Jericho Union Free School District, Nassau County, New York,           8/09 at 101.00   Aa2 (4)             726,488
                 General Obligation Bonds, Series 2000, 5.600%, 8/01/18
                 (Pre-refunded 8/01/09) - MBIA Insured

          945   Metropolitan Transportation Authority, New York, Commuter             11/08 at 101.00    AA (4)             945,822
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                 AMBAC Insured (ETM)

        5,090   Metropolitan Transportation Authority, New York, Dedicated            10/15 at 100.00       AAA           5,488,394
                 Tax Fund Bonds, Series 1998A, 5.000%, 4/01/23
                 (Pre-refunded 10/01/15) - FGIC Insured


                                       31

NQN
Nuveen New York Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,000   Metropolitan Transportation Authority, New York, Dedicated            10/14 at 100.00       AAA        $  1,079,170
                 Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29
                 (Pre-refunded 10/01/14) - FSA Insured

        5,030   New York City Trust for Cultural Resources, New York,                  7/09 at 101.00       AAA           5,212,086
                 Revenue Bonds, American Museum of Natural History,
                 Series 1999A, 5.750%, 7/01/29 (Pre-refunded 7/01/09) -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,105   Total U.S. Guaranteed                                                                                    21,119,207
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.9% (4.8% OF TOTAL INVESTMENTS)

        2,500   Long Island Power Authority, New York, Electric System General         9/11 at 100.00       AAA           2,340,075
                 Revenue Bonds, Series 2001A, 5.000%, 9/01/27 - FSA Insured

        2,620   Long Island Power Authority, New York, Electric System General         9/13 at 100.00        A3           2,687,937
                 Revenue Bonds, Series 2003C, 5.000%, 9/01/16 - CIFG Insured

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        4,540    5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00        A-           4,312,637
        6,160    5.000%, 12/01/25 - FGIC Insured                                       6/16 at 100.00        A-           5,794,034

          625   Long Island Power Authority, New York, Electric System General         6/16 at 100.00        A-             582,813
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35 -
                 CIFG Insured

        2,000   New York State Energy Research and Development Authority,              3/09 at 102.00       Aaa           1,896,120
                 Pollution Control Revenue Bonds, Rochester Gas and
                 Electric Corporation, Series 1998A, 5.950%, 9/01/33 -
                 MBIA Insured (Alternative Minimum Tax)

          760   Power Authority of the State of New York, General Revenue             11/15 at 100.00       Aa2             774,554
                 Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,205   Total Utilities                                                                                          18,388,170
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 7.2% (4.4% OF TOTAL INVESTMENTS)

                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds:
        5,030    5.000%, 6/15/27 - MBIA Insured (UB)                                   6/15 at 100.00       AAA           4,823,066
        2,575    5.000%, 6/15/36 - MBIA Insured (UB)                                   6/16 at 100.00       AAA           2,410,097

        1,660   New York City Municipal Water Finance Authority, New York,             6/10 at 101.00       AAA           1,760,447
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        3,000   New York City Municipal Water Finance Authority, New York,             6/14 at 100.00       AAA           2,810,970
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2004C, 5.000%, 6/15/35 - AMBAC Insured

        5,200   Suffolk County Water Authority, New York, Waterworks                   6/15 at 100.00        AA           4,979,834
                 Revenue Bonds, Series 2005C, 5.000%, 6/01/28 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       17,465   Total Water and Sewer                                                                                    16,784,414
------------------------------------------------------------------------------------------------------------------------------------
$     378,525   Total Long-Term Investments (cost $384,426,629) - 158.9%                                                370,126,424
=============-----------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.1% (2.5% OF TOTAL INVESTMENTS)

$       4,455   Hudson Yards Infrastructure Corporation, New York, Variable                                 A-1        $  4,455,000
                 Rate Demand Obligations, Series 2007, Trust 1980,
                 6.470%, 2/15/47 - FGIC Insured (5)

        5,000   Metropolitan Transportation Authority, New York, Dedicated                                 A-1+           5,000,000
                 Tax Fund Bonds, Variable Rate Demand Revenue Obligations,
                 Series 2008A, 8.000%, 11/01/31 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
$       9,455   Total Short-Term Investments (cost $9,455,000)                                                            9,455,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $393,881,629) - 163.0%                                                          379,581,424
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (18.7)%                                                                     (43,545,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.0%                                                                     11,791,324
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (49.3)% (6)                                      (114,925,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $232,902,748
                ====================================================================================================================

                    At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NVN
Nuveen New York Select Quality Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                              September 30, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.9% (10.7% OF TOTAL INVESTMENTS)

$         500   Amherst Industrial Development Agency, New York, Revenue               8/10 at 102.00        AA        $    510,225
                 Bonds, UBF Faculty/Student Housing Corporation, University
                 of Buffalo Lakeside Cottage Project, Series 2000B,
                 5.625%, 8/01/20 - AMBAC Insured

                Amherst Industrial Development Agency, New York, Revenue Bonds,
                UBF Faculty/Student Housing Corporation, University of Buffalo
                Project, Series 2000A:
        1,315    5.625%, 8/01/20 - AMBAC Insured                                       8/10 at 102.00        AA           1,341,892
          610    5.750%, 8/01/25 - AMBAC Insured                                       8/10 at 102.00        AA             616,417

        2,500   Dormitory Authority of the State of New York, General                    No Opt. Call        AA           2,437,150
                 Revenue Bonds, New York University, Series 2001-1,
                 5.500%, 7/01/40 - AMBAC Insured

          695   Dormitory Authority of the State of New York, Insured                  7/12 at 100.00        A2             695,396
                 Revenue Bonds, Fordham University, Series 2002,
                 5.000%, 7/01/18 - FGIC Insured

                Dormitory Authority of the State of New York, Insured
                Revenue Bonds, New York University, Series 2001-2:
        1,350    5.500%, 7/01/18 - AMBAC Insured                                       7/11 at 100.00        AA           1,394,118
          800    5.500%, 7/01/20 - AMBAC Insured                                       7/11 at 100.00        AA             811,128
          600    5.500%, 7/01/21 - AMBAC Insured                                       7/11 at 100.00        AA             605,886

        2,125   Dormitory Authority of the State of New York, Insured Revenue          7/11 at 100.00        AA           2,135,689
                 Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/19 -
                 AMBAC Insured

        2,000   Dormitory Authority of the State of New York, Lease Revenue              No Opt. Call       AA-           2,084,240
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) -
                 SYNCORA GTY Insured

        1,835   Dormitory Authority of the State of New York, Lease Revenue            7/15 at 100.00        AA           1,750,517
                 Bonds, State University Dormitory Facilities, Series 2004A,
                 5.000%, 7/01/29 - MBIA Insured

        2,790   Dormitory Authority of the State of New York, Lease Revenue            7/16 at 100.00        AA           2,634,123
                 Bonds, State University Dormitory Facilities, Series 2006A,
                 5.000%, 7/01/31 - MBIA Insured

          735   Dormitory Authority of the State of New York, Revenue Bonds,           7/17 at 100.00       N/R             635,716
                 Barnard College, Series 2007A, 5.000%, 7/01/37 - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Canisius College, Series 2000:
        1,000    5.100%, 7/01/20 - MBIA Insured                                        7/11 at 101.00        AA             969,830
        2,875    5.250%, 7/01/30 - MBIA Insured                                        7/11 at 101.00        AA           2,780,671

                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          775    5.250%, 7/01/20 - AMBAC Insured                                         No Opt. Call       Aa3             782,045
          620    5.250%, 7/01/21 - AMBAC Insured                                         No Opt. Call       Aa3             616,534

        2,515   Madison County Industrial Development Agency, New York,                  No Opt. Call       AAA           1,852,951
                 Civic Facility Revenue Bonds, Colgate University, Tender
                 Option Bond Trust 3127, 1.150%, 7/01/40 -
                 AMBAC Insured (IF)

        1,000   Nassau County Industrial Development Agency, New York,                 1/09 at 102.00        AA             979,490
                 Revenue Refunding Bonds, Hofstra University, Series 1998,
                 5.000%, 7/01/23 - MBIA Insured

        7,250   New York City Industrial Development Agency, New York,                 1/09 at 101.00        AA           6,942,238
                 Civic Facility Revenue Bonds, Horace Mann School,
                 Series 1998, 5.000%, 7/01/28 - MBIA Insured


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                New York City Industrial Development Agency, New York, PILOT
                Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
$       2,000    5.000%, 1/01/36 - AMBAC Insured                                       1/17 at 100.00        AA        $  1,774,560
        3,200    5.000%, 1/01/46 - AMBAC Insured                                       1/17 at 100.00        AA           2,784,704

                New York City Industrial Development Authority, New York, PILOT
                Revenue Bonds, Yankee Stadium Project, Series 2006:
        1,195    5.000%, 3/01/31 - FGIC Insured                                        9/16 at 100.00      BBB-           1,063,514
        9,735    5.000%, 3/01/36 - MBIA Insured                                        9/16 at 100.00        AA           8,832,564
        5,830    4.500%, 3/01/39 - FGIC Insured                                        9/16 at 100.00      BBB-           4,578,416

          995   New York State Dormitory Authority, Revenue Bonds,                     7/17 at 100.00       AA-             928,146
                 New York University, Series 2007, 5.000%, 7/01/32 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       56,845   Total Education and Civic Organizations                                                                  52,538,160
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 20.8% (13.2% OF TOTAL INVESTMENTS)

        5,995   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 101.00        AA           5,865,868
                 Mortgage Hospital Revenue Bonds, Millard Fillmore
                 Hospitals, Series 1997, 5.375%, 2/01/32 - AMBAC Insured

        5,730   Dormitory Authority of the State of New York, FHA-Insured              8/09 at 101.00        AA           5,655,911
                 Mortgage Hospital Revenue Bonds, Montefiore Medical
                 Center, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

        3,000   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 100.50        AA           2,601,360
                 Mortgage Hospital Revenue Bonds, New York and Presbyterian
                 Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

        2,385   Dormitory Authority of the State of New York, FHA-Insured              8/17 at 100.00       AAA           2,229,951
                 Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                 Series 2007, 5.000%, 8/15/27 - FSA Insured

        2,655   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00       N/R           2,373,305
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        6,500   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 101.00        AA           6,419,920
                 Mortgage Revenue Refunding Bonds, United Health Services,
                 Series 1997, 5.375%, 8/01/27 - AMBAC Insured

        1,000   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00       N/R             938,710
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        6,430   Dormitory Authority of the State of New York, Hospital Revenue         7/09 at 101.00        AA           6,067,155
                 Bonds, Catholic Health Services of Long Island Obligated
                 Group - St. Francis Hospital, Series 1999A, 5.500%, 7/01/24 -
                 MBIA Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Health Quest System Inc., Series 2007B:
          955    5.250%, 7/01/27 - AGC Insured                                         7/17 at 100.00       AAA             934,850
          825    5.125%, 7/01/37 - AGC Insured                                         7/17 at 100.00       AAA             777,101

                Dormitory Authority of the State of New York, Revenue Bonds,
                Memorial Sloan-Kettering Cancer Center, Series 2003-1:
        2,500    5.000%, 7/01/21 - MBIA Insured                                        7/13 at 100.00        AA           2,465,050
        3,210    5.000%, 7/01/22 - MBIA Insured                                        7/13 at 100.00        AA           3,128,755

        2,820   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00       AAA           2,966,612
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        2,120   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00       AAA           1,935,878
                 The New York and Presbyterian Hospital Project, Series 2007,
                 5.000%, 8/15/36 - FSA Insured

       12,020   Dormitory Authority of the State of New York, Revenue Bonds,           7/11 at 101.00        AA          11,747,624
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001A, 5.250%, 7/01/26 - AMBAC Insured

        2,025   Dormitory Authority of the State of New York, Revenue Bonds,           7/11 at 101.00        AA           1,939,302
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001B, 5.250%, 7/01/31 - AMBAC Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        2,800    5.250%, 2/15/21 - AMBAC Insured                                       2/13 at 100.00        AA           2,719,248
        3,065    5.250%, 2/15/22 - AMBAC Insured                                       2/13 at 100.00        AA           2,928,638


                                       35

NVN
Nuveen New York Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,235   New York State Dormitory Authority, Revenue Bonds,                       No Opt. Call       N/R        $  1,117,181
                 North Shore Jewish Obligated Group, Series 2007A,
                 5.250%, 7/01/34 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       67,270   Total Health Care                                                                                        64,812,419
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.9% (3.1% OF TOTAL INVESTMENTS)

                New York City Housing Development Corporation, New York, Capital
                Fund Program Revenue Bonds, Series 2005A:
        1,470    5.000%, 7/01/14 - FGIC Insured                                          No Opt. Call       AA+           1,537,488
        1,470    5.000%, 7/01/16 - FGIC Insured                                        7/15 at 100.00       AA+           1,512,292
        5,445    5.000%, 7/01/25 - FGIC Insured (UB)                                   7/15 at 100.00       AA+           5,171,879

        2,212   New York City Housing Development Corporation, New York,              10/08 at 105.00        AA           2,325,355
                 Multifamily Housing Revenue Bonds, Pass-Through
                 Certificates, Series 1991C, 6.500%, 2/20/19 -
                 AMBAC Insured

          540   New York City, New York, Multifamily Housing Revenue Bonds,            1/17 at 100.00       AAA             410,227
                 Seaview Towers, Series 2006A, 4.750%, 7/15/39 -
                 AMBAC Insured (Alternative Minimum Tax)

                New York State Housing Finance Agency, Mortgage Revenue
                Refunding Bonds, Housing Project, Series 1996A:
          755    6.100%, 11/01/15 - FSA Insured                                       11/08 at 100.00       AAA             756,857
        3,380    6.125%, 11/01/20 - FSA Insured                                       11/08 at 100.00       AAA           3,385,002

------------------------------------------------------------------------------------------------------------------------------------
       15,272   Total Housing/Multifamily                                                                                15,099,100
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)

        3,715   Syracuse Industrial Development Authority, New York,                   1/17 at 100.00      BBB-           2,947,853
                 PILOT Mortgage Revenue Bonds, Carousel Center Project,
                 Series 2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.4% (1.5% OF TOTAL INVESTMENTS)

        2,000   Babylon Industrial Development Agency, New York, Revenue               8/09 at 101.00        AA           2,053,760
                 Bonds, WSNCHS East Inc., Series 2000B, 6.000%, 8/01/24 -
                 MBIA Insured

        5,810   Dormitory Authority of the State of New York, FHA-Insured              8/11 at 101.00        AA           5,502,535
                 Nursing Home Mortgage Revenue Bonds, Norwegian
                 Christian Home and Health Center, Series 2001,
                 5.200%, 8/01/36 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,810   Total Long-Term Care                                                                                      7,556,295
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 18.2% (11.5% OF TOTAL INVESTMENTS)

        1,500   Erie County, New York, General Obligation Bonds,                       3/13 at 100.00      Baa2           1,531,350
                 Series 2003A, 5.250%, 3/15/16 - FGIC Insured

          745   Erie County, New York, General Obligation Bonds,                         No Opt. Call        A2             776,171
                 Series 2004B, 5.250%, 4/01/13 - MBIA Insured

        2,000   Erie County, New York, General Obligation Bonds,                      12/15 at 100.00        AA           2,048,260
                 Series 2005A, 5.000%, 12/01/18 - MBIA Insured

       14,405   Hudson Yards Infrastructure Corporation, New York,                     2/17 at 100.00         A          12,969,110
                 Revenue Bonds, Series 2006A, 5.000%, 2/15/47 -
                 FGIC Insured (UB)

           45   New York City, New York, General Obligation Bonds,                     2/09 at 100.00       AAA              45,123
                 Fiscal Series 1992C, 6.250%, 8/01/10 - FSA Insured

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1998H:
        3,730    5.125%, 8/01/25 - MBIA Insured                                        2/09 at 101.00        AA           3,561,665
        5,410    5.375%, 8/01/27 - MBIA Insured                                        2/09 at 101.00        AA           5,415,681

        3,920   New York City, New York, General Obligation Bonds,                     4/09 at 101.00       AAA           3,621,453
                 Fiscal Series 1999I, 5.000%, 4/15/29 - MBIA Insured

        3,000   New York City, New York, General Obligation Bonds,                     8/10 at 101.00        AA           3,062,820
                 Fiscal Series 2001D, 5.000%, 8/01/16 - FGIC Insured

                New York City, New York, General Obligation Bonds,
                Fiscal Series 2004E:
        3,250    5.000%, 11/01/19 - FSA Insured (UB)                                  11/14 at 100.00       AAA           3,227,478
        1,650    5.000%, 11/01/20 - FSA Insured (UB)                                  11/14 at 100.00       AAA           1,624,211


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,900   New York City, New York, General Obligation Bonds,                     3/15 at 100.00        AA        $  2,957,275
                 Fiscal Series 2005J, 5.000%, 3/01/19 - FGIC Insured

                New York City, New York, General Obligation Bonds,
                Tender Option Bond Trust 1198:
        1,085    1.829%, 11/01/19 (WI/DD, Settling 10/02/08) - FSA Insured (IF)       11/14 at 100.00       AAA           1,214,473
          550    1.774%, 11/01/20 (WI/DD, Settling 10/02/08) - FSA Insured (IF)       11/14 at 100.00       AAA             602,239

                Oneida County, New York, General Obligation Public
                Improvement Bonds, Series 2000:
          100    5.375%, 4/15/18 - MBIA Insured                                        4/09 at 102.00        AA             102,355
          100    5.375%, 4/15/19 - MBIA Insured                                        4/09 at 102.00        AA             101,430

                Rensselaer County, New York, General Obligation Bonds,
                Series 1991:
          960    6.700%, 2/15/16 - AMBAC Insured                                         No Opt. Call        AA           1,124,141
          960    6.700%, 2/15/17 - AMBAC Insured                                         No Opt. Call        AA           1,120,618
          960    6.700%, 2/15/18 - AMBAC Insured                                         No Opt. Call        AA           1,121,866
          960    6.700%, 2/15/19 - AMBAC Insured                                         No Opt. Call        AA           1,111,459
          960    6.700%, 2/15/20 - AMBAC Insured                                         No Opt. Call        AA           1,106,170
          747    6.700%, 2/15/21 - AMBAC Insured                                         No Opt. Call        AA             857,855

                Rochester, New York, General Obligation Bonds, Series 1999:
          735    5.250%, 10/01/20 - MBIA Insured                                         No Opt. Call        AA             739,359
          735    5.250%, 10/01/21 - MBIA Insured                                         No Opt. Call        AA             728,517
          730    5.250%, 10/01/22 - MBIA Insured                                         No Opt. Call        AA             719,481
          730    5.250%, 10/01/23 - MBIA Insured                                         No Opt. Call        AA             715,166
          730    5.250%, 10/01/24 - MBIA Insured                                         No Opt. Call        AA             709,983
          730    5.250%, 10/01/25 - MBIA Insured                                         No Opt. Call        AA             704,538
          725    5.250%, 10/01/26 - MBIA Insured                                         No Opt. Call        AA             696,450

        2,190   Yonkers, New York, General Obligation Bonds, Series 2005B,             8/15 at 100.00        AA           2,218,317
                 5.000%, 8/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       57,242   Total Tax Obligation/General                                                                             56,535,014
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 48.6% (30.6% OF TOTAL INVESTMENTS)

        7,145   Dormitory Authority of the State of New York, Insured                  7/09 at 101.00        AA           7,341,416
                 Revenue Bonds, Special Act School District Program,
                 Series 1999, 5.750%, 7/01/19 - MBIA Insured

        3,610   Dormitory Authority of the State of New York, Revenue Bonds,           7/14 at 100.00       AA-           3,640,252
                 Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                 FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Mental Health Services Facilities Improvements, Series 2005D-1:
          670    5.000%, 2/15/15 - FGIC Insured                                          No Opt. Call       AA-             704,304
        1,715    5.000%, 8/15/23 - FGIC Insured                                        2/15 at 100.00       AA-           1,652,145

        7,925   Dormitory Authority of the State of New York, Revenue Bonds,          10/12 at 100.00        AA           7,961,851
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

        1,090   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00       AAA           1,098,949
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District, Series
                2003:
        1,230    5.750%, 5/01/20 - FSA Insured                                         5/12 at 100.00       AAA           1,299,384
        1,225    5.750%, 5/01/22 - FSA Insured                                         5/12 at 100.00       AAA           1,259,900

                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District:
        1,700    5.750%, 5/01/26 - FSA Insured (UB)                                    5/14 at 100.00       AAA           1,736,482
        2,390    5.750%, 5/01/28 - FSA Insured (UB)                                    5/18 at 100.00       AAA           2,464,472

        7,545   Erie County Industrial Development Agency, New York,                   5/17 at 100.00       AAA           7,760,636
                 School Facility Revenue Bonds, Buffalo City School District
                 Project, Series 2007A, 5.750%, 5/01/28 - FSA Insured (UB)

        7,500   Metropolitan Transportation Authority, New York, Dedicated            11/12 at 100.00       AAA           7,466,025
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 -
                 FSA Insured

        4,600   Metropolitan Transportation Authority, New York, State                 7/12 at 100.00        AA           4,737,678
                 Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                 MBIA Insured


                                       37

NVN
Nuveen New York Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
$       3,000    5.500%, 1/01/19 - MBIA Insured                                        7/12 at 100.00        AA        $  3,114,780
        5,000    5.500%, 1/01/20 - MBIA Insured                                        7/12 at 100.00        AA           5,135,600
        2,375    5.000%, 7/01/25 - FGIC Insured                                        7/12 at 100.00       AA-           2,283,586
        4,050    5.000%, 7/01/30 - AMBAC Insured                                       7/12 at 100.00        AA           3,794,567

        2,000   Metropolitan Transportation Authority, New York, State                   No Opt. Call       AAA           2,200,440
                 Service Contract Refunding Bonds, Series 2008,
                 5.750%, 7/01/18 - FSA Insured (UB)

                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
        4,000    5.000%, 11/15/18 - AMBAC Insured                                     11/13 at 100.00       AAA           4,061,160
        1,560    4.750%, 11/15/21 - AMBAC Insured                                     11/13 at 100.00       AAA           1,515,836
        1,560    4.750%, 11/15/22 - AMBAC Insured                                     11/13 at 100.00       AAA           1,497,974

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        3,640    5.000%, 10/15/25 - MBIA Insured (UB)                                 10/14 at 100.00       AAA           3,530,290
        1,960    5.000%, 10/15/26 - MBIA Insured (UB)                                 10/14 at 100.00       AAA           1,892,184
        5,420    5.000%, 10/15/29 - AMBAC Insured (UB)                                10/14 at 100.00       AAA           5,201,845
        1,500    5.000%, 10/15/32 - AMBAC Insured (UB)                                10/14 at 100.00       AAA           1,429,410

        5,600   New York City Transitional Finance Authority, New York,                1/17 at 100.00       AA-           5,250,224
                 Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                 5.000%, 1/15/28 - FGIC Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2002B:
        2,820    5.250%, 5/01/16 - MBIA Insured                                       11/11 at 101.00       AAA           2,917,262
        1,000    5.250%, 5/01/17 - MBIA Insured                                       11/11 at 101.00       AAA           1,023,140

        6,680   New York City Transitional Finance Authority, New York,                8/12 at 100.00       AAA           6,711,730
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/21 - AMBAC Insured

        3,160   New York City Transitional Finance Authority, New York,                2/13 at 100.00       AAA           3,181,678
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.250%, 2/01/22 - MBIA Insured

        2,000   New York City Transitional Finance Authority, New York,                2/14 at 100.00       AAA           2,035,460
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - SYNCORA GTY Insured

        3,500   New York City Transitional Finance Authority, New York,                2/13 at 100.00       AAA           3,476,235
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

                New York Convention Center Development Corporation, Hotel Fee
                Revenue Bonds, Tender Option Bond Trust 3126:
          625    0.457%, 11/15/30 - AMBAC Insured (IF)                                11/15 at 100.00       AAA             505,950
        2,965    0.457%, 11/15/44 - AMBAC Insured (IF)                                11/15 at 100.00       AAA           2,072,950

                New York State Municipal Bond Bank Agency, Buffalo, Special
                Program Revenue Bonds, Series 2001A:
          875    5.125%, 5/15/19 - AMBAC Insured                                       5/11 at 100.00        AA             880,171
          920    5.125%, 5/15/20 - AMBAC Insured                                       5/11 at 100.00        AA             922,070
          965    5.250%, 5/15/21 - AMBAC Insured                                       5/11 at 100.00        AA             966,341
        1,015    5.250%, 5/15/22 - AMBAC Insured                                       5/11 at 100.00        AA           1,010,057

        1,650   New York State Thruway Authority, General Revenue Bonds,               7/15 at 100.00       AAA           1,577,070
                 Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)

        1,000   New York State Thruway Authority, Highway and Bridge                   4/14 at 100.00        AA             993,210
                 Trust Fund Bonds, Second Generation Series 2004,
                 5.000%, 4/01/22 - MBIA Insured

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second General, Series 2005B:
        8,455    5.500%, 4/01/20 - AMBAC Insured                                         No Opt. Call        AA           8,891,699
        1,500    5.000%, 4/01/21 - AMBAC Insured                                      10/15 at 100.00        AA           1,507,035

        1,000   New York State Thruway Authority, State Personal Income                9/14 at 100.00       AAA             968,590
                 Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 -
                 AMBAC Insured


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
$      11,100    5.250%, 6/01/20 - AMBAC Insured                                       6/13 at 100.00        AA        $ 11,135,629
        1,000    5.250%, 6/01/21 -AMBAC Insured                                        6/13 at 100.00        AA             992,620
        4,565    5.250%, 6/01/22 - AMBAC Insured                                       6/13 at 100.00        AA           4,507,709

          500   New York State Urban Development Corporation, State                    3/15 at 100.00       AAA             474,755
                 Personal Income Tax Revenue Bonds, Series 2005B,
                 5.000%, 3/15/30 - FSA Insured

        4,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call       AAA           4,193,480
                 Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 -
                 FSA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
      151,305   Total Tax Obligation/Limited                                                                             150,976,231
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 9.0% (5.7% OF TOTAL INVESTMENTS)

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002A:
        6,000    5.500%, 11/15/18 - AMBAC Insured                                     11/12 at 100.00        AA           6,181,800
        2,000    5.125%, 11/15/22 - FGIC Insured                                      11/12 at 100.00         A           1,936,400

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002E:
        1,335    5.500%, 11/15/21 - MBIA Insured                                      11/12 at 100.00        AA           1,351,087
        4,575    5.000%, 11/15/25 - MBIA Insured                                      11/12 at 100.00        AA           4,362,080

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005F:
        2,625    5.000%, 1/01/20 - AMBAC Insured                                       1/15 at 100.00        AA           2,652,878
          425    5.000%, 1/01/30 - AMBAC Insured                                       1/15 at 100.00        AA             400,044

          955   New York State Thruway Authority, General Revenue Bonds,               1/18 at 100.00       AA-             914,928
                 Series 2007H, 5.000%, 1/01/25 - FGIC Insured

        2,500   Niagara Frontier Airport Authority, New York, Airport                  4/09 at 101.00        AA           2,264,600
                 Revenue Bonds, Buffalo Niagara International Airport,
                 Series 1999A, 5.625%, 4/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

        1,675   Port Authority of New York and New Jersey, Consolidated                6/15 at 101.00       AA-           1,580,564
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/31 - SYNCORA GTY Insured

        1,170   Port Authority of New York and New Jersey, Consolidated                8/17 at 100.00       AAA             958,909
                 Revenue Bonds, One Hundred Forty Eighth Series 2008,
                 Trust 2920, 0.036%, 8/15/32 - FSA Insured (IF)

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
        1,570    5.500%, 11/15/20 - MBIA Insured                                         No Opt. Call        AA           1,636,851
        3,800    5.250%, 11/15/22 - MBIA Insured                                      11/12 at 100.00        AA           3,813,718

------------------------------------------------------------------------------------------------------------------------------------
       28,630   Total Transportation                                                                                     28,053,859
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 14.7% (9.2% OF TOTAL INVESTMENTS) (4)

                Dormitory Authority of the State of New York, Revenue Bonds,
                University of Rochester, Series 2000A:
        2,495    0.000%, 7/01/19 (Pre-refunded 7/01/10) - MBIA Insured                 7/10 at 101.00    AA (4)           2,389,112
        1,870    0.000%, 7/01/21 (Pre-refunded 7/01/10) - MBIA Insured                 7/10 at 101.00    AA (4)           1,790,637

          505   Dormitory Authority of the State of New York, Suffolk County,            No Opt. Call  Baa1 (4)             640,608
                 Lease Revenue Bonds, Judicial Facilities, Series 1991A,
                 9.500%, 4/15/14 (ETM)

                Erie County, New York, General Obligation Bonds, Series 1999A:
          700    5.500%, 10/01/17 (Pre-refunded 10/01/09) - FGIC Insured              10/09 at 101.00  Baa2 (4)             729,673
          700    5.250%, 10/01/19 (Pre-refunded 10/01/09) - FGIC Insured              10/09 at 101.00  Baa2 (4)             727,944

                Longwood Central School District, Suffolk County, New York,
                Series 2000:
        1,000    5.750%, 6/15/19 (Pre-refunded 6/15/11) - FGIC Insured                 6/11 at 101.00    A2 (4)           1,085,020
        1,000    5.750%, 6/15/20 (Pre-refunded 6/15/11) - FGIC Insured                 6/11 at 101.00    A2 (4)           1,085,020

        4,695   Metropolitan Transportation Authority, New York, Commuter              7/11 at 100.00   N/R (4)           4,992,992
                 Facilities Revenue Bonds, Series 1998A, 5.250%, 7/01/28
                 (Pre-refunded 7/01/11) - FGIC Insured


                                       39

NVN
Nuveen New York Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$      11,000   Metropolitan Transportation Authority, New York, Dedicated            10/15 at 100.00       AAA        $ 11,692,888
                 Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28
                 (Pre-refunded 10/01/15) - FGIC Insured

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 1999A:
        4,000    5.000%, 4/01/17 (Pre-refunded 10/01/14) - FSA Insured                10/14 at 100.00       AAA           4,316,680
        3,250    5.000%, 4/01/29 (Pre-refunded 10/01/14) - FSA Insured                10/14 at 100.00       AAA           3,507,303

          820   New York City Transitional Finance Authority, New York,                8/12 at 100.00       Aaa             884,657
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/21 (Pre-refunded 8/01/12) - AMBAC Insured

        1,075   New York City Trust for Cultural Resources, New York,                  7/09 at 101.00       AAA           1,113,915
                 Revenue Bonds, American Museum of Natural History,
                 Series 1999A, 5.750%, 7/01/29 (Pre-refunded 7/01/09) -
                 AMBAC Insured

        1,080   New York City, New York, General Obligation Bonds,                     4/09 at 101.00       AAA           1,106,881
                 Fiscal Series 1999I, 5.000%, 4/15/29 (Pre-refunded 4/15/09) -
                 MBIA Insured

        3,000   New York State Thruway Authority, Highway and Bridge                   4/12 at 100.00       AAA           3,217,170
                 Trust Fund Bonds, Series 2002A, 5.250%, 4/01/19
                 (Pre-refunded 4/01/12) - FSA Insured

        6,000   New York State Urban Development Corporation, Service                  1/11 at 100.00       AAA           6,298,860
                 Contract Revenue Bonds, Correctional Facilities,
                 Series 2000C, 5.125%, 1/01/23 (Pre-refunded 1/01/11) -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       43,190   Total U.S. Guaranteed                                                                                    45,579,360
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 11.4% (7.2% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
        4,000    0.000%, 6/01/24 - FSA Insured                                           No Opt. Call       AAA           1,735,640
        4,000    0.000%, 6/01/25 - FSA Insured                                           No Opt. Call       AAA           1,619,080
       15,000    0.000%, 6/01/26 - FSA Insured                                           No Opt. Call       AAA           5,682,150
        3,000    0.000%, 6/01/27 - FSA Insured                                           No Opt. Call       AAA           1,067,880
        4,500    0.000%, 6/01/28 - FSA Insured                                           No Opt. Call       AAA           1,498,320
        3,000    0.000%, 6/01/29 - FSA Insured                                           No Opt. Call       AAA             933,240

        3,000   Long Island Power Authority, New York, Electric System General         9/11 at 100.00       AAA           2,808,090
                 Revenue Bonds, Series 2001A, 5.000%, 9/01/27 - FSA Insured

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        6,010    5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00        A-           5,709,019
        7,735    5.000%, 12/01/25 - FGIC Insured                                       6/16 at 100.00        A-           7,275,464

          750   Long Island Power Authority, New York, Electric System General         6/16 at 100.00        A-             699,375
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured

        6,000   New York State Energy Research and Development Authority,              3/09 at 102.00       Aaa           5,688,360
                 Pollution Control Revenue Bonds, Rochester Gas and
                 Electric Corporation, Series 1998A, 5.950%, 9/01/33 -
                 MBIA Insured (Alternative Minimum Tax)

          650   Power Authority of the State of New York, General Revenue             11/15 at 100.00       Aa2             662,448
                 Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       57,645   Total Utilities                                                                                          35,379,066
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 7.1% (4.5% OF TOTAL INVESTMENTS)

                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds:
        5,920    5.000%, 6/15/27 - MBIA Insured (UB)                                   6/15 at 100.00       AAA           5,676,451
        3,455    5.000%, 6/15/36 - MBIA Insured (UB)                                   6/16 at 100.00       AAA           3,233,742

        1,245   New York City Municipal Water Finance Authority, New York,             6/10 at 101.00       AAA           1,320,335
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        1,225   New York City Municipal Water Finance Authority, New York,             6/10 at 101.00       AAA           1,297,104
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.000%, 6/15/33 - MBIA Insured

        3,000   New York City Municipal Water Finance Authority, New York,             6/14 at 100.00       AAA           2,810,970
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2004C, 5.000%, 6/15/35 - AMBAC Insured

        7,100   Suffolk County Water Authority, New York, Waterworks                   6/15 at 100.00        AA           6,799,386
                 Revenue Bonds, Series 2005C, 5.000%, 6/01/28 -
                 MBIA Insured


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$       2,230   Upper Mohawk Valley Regional Water Finance Authority,                    No Opt. Call       Aa3        $    992,574
                 New York, Water System Revenue Bonds, Series 2000,
                 0.000%, 4/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       24,175   Total Water and Sewer                                                                                    22,130,562
------------------------------------------------------------------------------------------------------------------------------------
$     513,099   Total Long-Term Investments (cost $496,249,711) - 154.9%                                                481,607,919
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM-INVESTMENTS -- 3.5% (2.2% OF TOTAL INVESTMENTS)

        5,975   Hudson Yards Infrastructure Corporation, New York, Variable                                 A-1           5,975,000
                 Rate Demand Obligations, Series 2007, Trust 1980,
                 6.470%, 2/15/47 - FGIC Insured (5)

        5,000   Metropolitan Transportation Authority, New York, Dedicated                                 A-1+           5,000,000
                 Tax Fund Bonds, Variable Rate Demand Revenue Obligations,
                 Series 2008A, 8.000%, 11/01/31 - FSA Insured (5)

------------------------------------------------------------------------------------------------------------------------------------
$      10,975   Total Short-Term Investments (cost $10,975,000)                                                          10,975,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $507,224,711) - 158.4%                                                          492,582,919
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (15.6)%                                                                     (48,453,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 9.9%                                                                     30,701,197
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (52.7)% (6)                                      (163,900,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $310,931,116
                ====================================================================================================================

                    At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.3%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NUN
Nuveen New York Quality Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                              September 30, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 21.6% (13.4% OF TOTAL INVESTMENTS)

$         500   Amherst Industrial Development Agency, New York, Revenue               8/10 at 102.00        AA        $    510,225
                 Bonds, UBF Faculty/Student Housing Corporation, University
                 of Buffalo Lakeside Cottage Project, Series 2000B,
                 5.625%, 8/01/20 - AMBAC Insured

                Amherst Industrial Development Agency, New York, Revenue Bonds,
                UBF Faculty/Student Housing Corporation, University of Buffalo
                Project, Series 2000A:
        1,065    5.625%, 8/01/20 - AMBAC Insured                                       8/10 at 102.00        AA           1,086,779
          610    5.750%, 8/01/25 - AMBAC Insured                                       8/10 at 102.00        AA             616,417

        6,000   Dormitory Authority of the State of New York, Consolidated               No Opt. Call        AA           6,355,140
                 Revenue Bonds, City University System, Series 1993A,
                 5.750%, 7/01/13 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, General Revenue            No Opt. Call        AA             974,860
                 Bonds, New York University, Series 2001-1,
                 5.500%, 7/01/40 - AMBAC Insured

          670   Dormitory Authority of the State of New York, Insured Revenue          7/12 at 100.00        A2             666,643
                 Bonds, Fordham University, Series 2002, 5.000%, 7/01/19 -
                 FGIC Insured

        2,750   Dormitory Authority of the State of New York, Insured Revenue          7/11 at 100.00        AA           2,649,488
                 Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/26 -
                 AMBAC Insured

        2,000   Dormitory Authority of the State of New York, Lease Revenue              No Opt. Call       AA-           2,084,240
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) -
                 SYNCORA GTY Insured

        2,320   Dormitory Authority of the State of New York, Lease Revenue            7/15 at 100.00        AA           2,213,187
                 Bonds, State University Dormitory Facilities, Series 2004A,
                 5.000%, 7/01/29 - MBIA Insured

        2,830   Dormitory Authority of the State of New York, Lease Revenue            7/16 at 100.00        AA           2,671,888
                 Bonds, State University Dormitory Facilities, Series 2006A,
                 5.000%, 7/01/31 - MBIA Insured

          745   Dormitory Authority of the State of New York, Revenue Bonds,           7/17 at 100.00       N/R             644,365
                 Barnard College, Series 2007A, 5.000%, 7/01/37 - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          800    5.250%, 7/01/20 - AMBAC Insured                                         No Opt. Call       Aa3             807,272
          640    5.250%, 7/01/21 - AMBAC Insured                                         No Opt. Call       Aa3             636,422

        4,000   Dormitory Authority of the State of New York, Revenue Bonds,             No Opt. Call       AAA           4,440,960
                 State University Educational Facilities, 1989 Resolution,
                 Series 2000C, 5.750%, 5/15/16 - FSA Insured

        1,915   Dormitory Authority of the State of New York, Second General             No Opt. Call       AAA           2,067,128
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1993A, 5.750%, 7/01/18 - FSA Insured

        2,000   Dormitory Authority of the State of New York, Third General            1/09 at 102.00       AA-           1,926,900
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1998-1, 5.000%, 7/01/26 - FGIC Insured

          500   Madison County Industrial Development Agency, New York,                7/15 at 100.00       AAA             368,380
                 Civic Facility Revenue Bonds, Colgate University, Tender
                 Option Bond Trust 3127, 1.150%, 7/01/40 - AMBAC Insured (IF)

        6,415   Nassau County Industrial Development Agency, New York,                 1/09 at 102.00        AA           6,283,428
                 Revenue Refunding Bonds, Hofstra University, Series 1998,
                 5.000%, 7/01/23 - MBIA Insured

        4,775   New York City Industrial Development Agency, New York,                12/08 at 101.00        AA           4,625,352
                 Civic Facility Revenue Bonds, Trinity Episcopal School,
                 Series 1997, 5.250%, 6/15/27 - MBIA Insured

                New York City Industrial Development Agency, New York, PILOT
                Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
        2,000    5.000%, 1/01/36 - AMBAC Insured                                       1/17 at 100.00        AA           1,774,560
        3,240    5.000%, 1/01/46 - AMBAC Insured                                       1/17 at 100.00        AA           2,819,513


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                New York City Industrial Development Authority, New York, PILOT
                Revenue Bonds, Yankee Stadium Project, Series 2006:
$       1,215    5.000%, 3/01/31 - FGIC Insured                                        9/16 at 100.00      BBB-        $  1,081,314
        9,840    5.000%, 3/01/36 - MBIA Insured                                        9/16 at 100.00        AA           8,927,831
        5,910    4.500%, 3/01/39 - FGIC Insured                                        9/16 at 100.00      BBB-           4,641,241

        6,250   New York City Trust for Cultural Resources, New York,                  1/09 at 100.00        AA           6,272,063
                 Revenue Refunding Bonds, Museum of Modern Art,
                 Series 1996A, 5.500%, 1/01/21 - AMBAC Insured

        1,005   New York State Dormitory Authority, Revenue Bonds,                     7/17 at 100.00       AA-             937,474
                 New York University, Series 2007, 5.000%, 7/01/32 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       70,995   Total Education and Civic Organizations                                                                  68,083,070
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 16.3% (10.1% OF TOTAL INVESTMENTS)

        3,995   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 101.00        AA           3,908,948
                 Mortgage Hospital Revenue Bonds, Millard Fillmore
                 Hospitals, Series 1997, 5.375%, 2/01/32 - AMBAC Insured

        7,000   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 100.50        AA           6,069,840
                 Mortgage Hospital Revenue Bonds, New York and Presbyterian
                 Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

        2,420   Dormitory Authority of the State of New York, FHA-Insured              8/17 at 100.00       AAA           2,262,676
                 Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                 Series 2007, 5.000%, 8/15/27 - FSA Insured

        2,700   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00       N/R           2,413,530
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        1,000   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00       N/R             938,710
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured
        9,000   Dormitory Authority of the State of New York, Hospital Revenue         7/09 at 101.00        AA           8,492,130
                 Bonds, Catholic Health Services of Long Island Obligated
                 Group - St. Francis Hospital, Series 1999A, 5.500%, 7/01/24 -
                 MBIA Insured

        1,800   Dormitory Authority of the State of New York, Revenue Bonds,           7/17 at 100.00       AAA           1,695,492
                 Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 -
                 AGC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Memorial Sloan-Kettering Cancer Center, Series 2003-1:
        2,500    5.000%, 7/01/21 - MBIA Insured                                        7/13 at 100.00        AA           2,465,050
        3,300    5.000%, 7/01/22 - MBIA Insured                                        7/13 at 100.00        AA           3,216,477

        2,635   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00       AAA           2,771,994
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        2,150   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00       AAA           1,963,273
                 The New York and Presbyterian Hospital Project,
                 Series 2007, 5.000%, 8/15/36 - FSA Insured

        9,000   Dormitory Authority of the State of New York, Revenue Bonds,           7/11 at 101.00        AA           8,619,120
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001B, 5.250%, 7/01/31 - AMBAC Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        2,800    5.250%, 2/15/21 - AMBAC Insured                                       2/13 at 100.00        AA           2,719,248
        3,065    5.250%, 2/15/22 - AMBAC Insured                                       2/13 at 100.00        AA           2,928,638

        1,265   New York State Dormitory Authority, Revenue Bonds,                       No Opt. Call       N/R           1,144,319
                 North Shore Jewish Obligated Group, Series 2007A,
                 5.250%, 7/01/34 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       54,630   Total Health Care                                                                                        51,609,445
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.9% (2.4% OF TOTAL INVESTMENTS)

                New York City Housing Development Corporation, New York, Capital
                Fund Program Revenue Bonds, Series 2005A:
        1,500    5.000%, 7/01/14 - FGIC Insured                                          No Opt. Call       AA+           1,568,865
        1,500    5.000%, 7/01/16 - FGIC Insured                                        7/15 at 100.00       AA+           1,543,155

        5,515   New York City Housing Development Corporation,                         7/15 at 100.00       AA+           5,238,368
                 New York, Capital Fund Program Revenue Bonds,
                 Series 2008, 5.000%, 7/01/25 - FGIC Insured (UB)


                                       43

NUN
Nuveen New York Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,839   New York City Housing Development Corporation, New York,              10/08 at 105.00        AA        $  1,933,921
                 Multifamily Housing Revenue Bonds, Pass-Through
                 Certificates, Series 1991C, 6.500%, 2/20/19 -
                 AMBAC Insured

          560   New York City, New York, Multifamily Housing Revenue Bonds,            1/17 at 100.00       AAA             425,421
                 Seaview Towers, Series 2006A, 4.750%, 7/15/39 -
                 AMBAC Insured (Alternative Minimum Tax)

           35   New York State Housing Finance Agency, FHA-Insured                     2/09 at 100.00        AA              35,056
                 Multifamily Housing Mortgage Revenue Bonds,
                 Series 1994B, 6.250%, 8/15/14 - AMBAC Insured

        1,440   New York State Housing Finance Agency, Mortgage Revenue               11/08 at 100.00       AAA           1,442,131
                 Refunding Bonds, Housing Project, Series 1996A,
                 6.125%, 11/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,389   Total Housing/Multifamily                                                                                12,186,917
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)

        3,765   Syracuse Industrial Development Authority, New York,                   1/17 at 100.00      BBB-           2,987,528
                 PILOT Mortgage Revenue Bonds, Carousel Center
                 Project, Series 2007A, 5.000%, 1/01/36 - SYNCORA GTY
                 Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.4% (0.8% OF TOTAL INVESTMENTS)

        4,450   Castle Rest Residential Healthcare Facility, Syracuse,                 2/09 at 101.00       AAA           4,321,618
                 New York, FHA-Insured Mortgage Revenue Bonds,
                 Series 1997A, 5.750%, 8/01/37
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 15.4% (9.5% OF TOTAL INVESTMENTS)

        1,500   Erie County, New York, General Obligation Bonds,                       3/13 at 100.00      Baa2           1,531,350
                 Series 2003A, 5.250%, 3/15/16 - FGIC Insured

          805   Erie County, New York, General Obligation Bonds,                         No Opt. Call        A2             838,681
                 Series 2004B, 5.250%, 4/01/13 - MBIA Insured

       14,630   Hudson Yards Infrastructure Corporation, New York,                     2/17 at 100.00        A3          13,171,682
                 Revenue Bonds, Residual Series 1980, 5.000%, 2/15/47 -
                 FGIC Insured (UB)

                Monroe County, New York, General Obligation Public
                Improvement Bonds, Series 2002:
        2,250    5.000%, 3/01/15 - FGIC Insured                                        3/12 at 100.00      BBB+           2,300,580
        1,000    5.000%, 3/01/17 - FGIC Insured                                        3/12 at 100.00      BBB+           1,009,490

                New York City, New York, General Obligation Bonds,
                Fiscal Series 2001D:
        5,360    5.250%, 8/01/15 - MBIA Insured                                        8/10 at 101.00        AA           5,567,861
        2,095    5.250%, 8/01/15 - FSA Insured                                         8/10 at 101.00       AAA           2,179,659
        5,000    5.000%, 8/01/16 - FGIC Insured                                        8/10 at 101.00        AA           5,104,700

          125   New York City, New York, General Obligation Bonds, Fiscal              3/12 at 100.00       AAA             119,964
                 Series 2002C, 5.125%, 3/15/25 - FSA Insured

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
        3,350    5.000%, 11/01/19 - FSA Insured (UB)                                  11/14 at 100.00       AAA           3,326,785
        1,700    5.000%, 11/01/20 - FSA Insured (UB)                                  11/14 at 100.00       AAA           1,673,429

        4,130   New York City, New York, General Obligation Bonds, Fiscal              3/15 at 100.00        AA           4,211,568
                 Series 2005J, 5.000%, 3/01/19 - FGIC Insured

                New York City, New York, General Obligation Bonds, Tender
                Option Bond Trust 1198:
        1,115    1.829%, 11/01/19 (WI/DD, Settling 10/02/08) - FSA Insured (IF)       11/14 at 100.00       AAA           1,248,053
          570    1.774%, 11/01/20 (WI/DD, Settling 10/02/08) - FSA Insured (IF)       11/14 at 100.00       AAA             624,139

                Peru Central School District, Clinton County, New York, General
                Obligation Refunding Bonds, Series 2002B:
        1,845    4.000%, 6/15/18 - FGIC Insured                                        6/12 at 100.00         A           1,766,403
        1,915    4.000%, 6/15/19 - FGIC Insured                                        6/12 at 100.00         A           1,794,968

        2,305   Yonkers, New York, General Obligation Bonds, Series 2005B,             8/15 at 100.00        AA           2,308,942
                 5.000%, 8/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       49,695   Total Tax Obligation/General                                                                             48,778,254
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 52.0% (32.2% OF TOTAL INVESTMENTS)

        3,340   Dormitory Authority of the State of New York, 853 Schools              7/09 at 101.00        AA           3,422,164
                 Program Insured Revenue Bonds, Harmony Heights School,
                 Issue 1, Series 1999C, 5.500%, 7/01/18 - AMBAC Insured


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$         130   Dormitory Authority of the State of New York, Improvement              8/10 at 100.00       AAA        $    125,405
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 2000D, 5.250%, 8/15/30 - FSA Insured

                Dormitory Authority of the State of New York, Lease Revenue
                Bonds, Madison-Oneida Board of Cooperative Educational
                Services, Series 2002:
        1,045    5.250%, 8/15/20 - FSA Insured                                         8/12 at 100.00       AAA           1,062,493
        1,100    5.250%, 8/15/21 - FSA Insured                                         8/12 at 100.00       AAA           1,112,210
        1,135    5.250%, 8/15/22 - FSA Insured                                         8/12 at 100.00       AAA           1,138,870

        3,610   Dormitory Authority of the State of New York, Revenue                  7/14 at 100.00       AA-           3,640,252
                 Bonds, Department of Health, Series 2004-2,
                 5.000%, 7/01/20 - FGIC Insured

                Dormitory Authority of the State of New York, Revenue
                Bonds, Mental Health Services Facilities Improvements,
                Series 2005D-1:
        2,300    5.000%, 2/15/15 - FGIC Insured                                          No Opt. Call       AA-           2,417,760
        1,200    5.000%, 8/15/23 - FGIC Insured                                        2/15 at 100.00       AA-           1,156,020

        7,900   Dormitory Authority of the State of New York, Revenue Bonds,          10/12 at 100.00        AA           7,936,735
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

        1,040   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00       AAA           1,048,538
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District, Series
                2003:
        1,200    5.750%, 5/01/20 - FSA Insured                                         5/12 at 100.00       AAA           1,267,692
        1,000    5.750%, 5/01/22 - FSA Insured                                         5/12 at 100.00       AAA           1,028,490

                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District:
        1,710    5.750%, 5/01/26 - FSA Insured (UB)                                    5/14 at 100.00       AAA           1,746,697
        2,420    5.750%, 5/01/28 - FSA Insured (UB)                                    5/18 at 100.00       AAA           2,495,407

                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District Project,
                Series 2007A:
        5,980    5.750%, 5/01/27 - FSA Insured (UB)                                    5/17 at 100.00       AAA           6,155,094
        1,670    5.750%, 5/01/28 - FSA Insured (UB)                                    5/17 at 100.00       AAA           1,717,729

        7,500   Metropolitan Transportation Authority, New York, Dedicated            11/12 at 100.00       AAA           7,466,025
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA Insured

        4,600   Metropolitan Transportation Authority, New York, State Service         7/12 at 100.00        AA           4,737,678
                 Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                 MBIA Insured

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        3,000    5.500%, 1/01/19 - MBIA Insured                                        7/12 at 100.00        AA           3,114,780
        6,000    5.500%, 1/01/20 - MBIA Insured                                        7/12 at 100.00        AA           6,162,720
        3,000    5.000%, 7/01/25 - FGIC Insured                                        7/12 at 100.00       AA-           2,884,530
        8,000    5.000%, 7/01/30 - AMBAC Insured                                       7/12 at 100.00        AA           7,495,440

        2,000   Metropolitan Transportation Authority, New York, State                   No Opt. Call       AAA           2,200,440
                 Service Contract Refunding Bonds, Series 2008,
                 5.750%, 7/01/18 - FSA Insured (UB)

                Nassau County Interim Finance Authority, New York, Sales
                Tax Secured Revenue Bonds, Series 2003A:
        1,555    4.750%, 11/15/21 - AMBAC Insured                                     11/13 at 100.00       AAA           1,510,978
        1,555    4.750%, 11/15/22 - AMBAC Insured                                     11/13 at 100.00       AAA           1,493,173

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2008:
        2,720    5.000%, 10/15/25 - MBIA Insured (UB)                                 10/14 at 100.00       AAA           2,638,019
        1,990    5.000%, 10/15/26 - MBIA Insured (UB)                                 10/14 at 100.00       AAA           1,921,146
        4,960    5.000%, 10/15/29 - AMBAC Insured (UB)                                10/14 at 100.00       AAA           4,760,360
        1,500    5.000%, 10/15/32 - AMBAC Insured (UB)                                10/14 at 100.00       AAA           1,429,410

        1,600   New York City Transitional Finance Authority, New York,                1/17 at 100.00       AA-           1,500,064
                 Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                 5.000%, 1/15/28 - FGIC Insured


                                       45

NUN
Nuveen New York Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2002B:
$      10,170    5.250%, 5/01/12 - MBIA Insured                                       11/11 at 101.00       AAA        $ 10,723,552
        2,420    5.250%, 5/01/17 - MBIA Insured                                       11/11 at 101.00       AAA           2,475,999
          970    5.000%, 5/01/30 - MBIA Insured                                       11/11 at 101.00       AAA             918,483

        5,345   New York City Transitional Finance Authority, New York,                8/12 at 100.00       AAA           5,370,389
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/21 - AMBAC Insured

        1,995   New York City Transitional Finance Authority, New York,                2/13 at 100.00       AAA           2,008,686
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.250%, 2/01/22 - MBIA Insured

        1,845   New York City Transitional Finance Authority, New York,                2/14 at 100.00       AAA           1,877,712
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - SYNCORA GTY Insured

        3,500   New York City Transitional Finance Authority, New York,                2/13 at 100.00       AAA           3,476,235
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

                New York Convention Center Development Corporation, Hotel
                Fee Revenue Bonds, Tender Option Bond Trust 3126:
          635    0.457%, 11/15/30 - AMBAC Insured (IF)                                11/15 at 100.00       AAA             514,045
        3,005    0.457%, 11/15/44 - AMBAC Insured (IF)                                11/15 at 100.00       AAA           2,100,916

        3,750   New York State Local Government Assistance Corporation,                  No Opt. Call       AAA           4,029,113
                 Revenue Bonds, Series 2008, 5.250%, 4/01/16 -
                 FSA Insured (UB)

        1,700   New York State Thruway Authority, General Revenue Bonds,               7/15 at 100.00       AAA           1,624,860
                 Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)

        1,000   New York State Thruway Authority, Highway and Bridge Trust             4/14 at 100.00        AA             993,210
                 Fund Bonds, Second Genera1 Series 2004, 5.000%, 4/01/22 -
                 MBIA Insured

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second General, Series 2005B:
        8,455    5.500%, 4/01/20 - AMBAC Insured                                         No Opt. Call        AA           8,891,700
        2,600    5.000%, 4/01/21 - AMBAC Insured                                      10/15 at 100.00        AA           2,612,194

        1,000   New York State Thruway Authority, State Personal Income Tax            9/14 at 100.00       AAA             968,590
                 Revenue Bonds, Series 2004A, 5.000%, 3/15/24 -
                 AMBAC Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
       12,400    5.250%, 6/01/20 - AMBAC Insured                                       6/13 at 100.00        AA          12,439,801
        1,000    5.250%, 6/01/22 - AMBAC Insured                                       6/13 at 100.00        AA             987,450

        3,190   New York State Urban Development Corporation, Revenue                    No Opt. Call        AA           3,435,821
                 Refunding Bonds, State Facilities, Series 1995,
                 5.600%, 4/01/15 - MBIA Insured

          500   New York State Urban Development Corporation, State Personal           3/15 at 100.00       AAA             474,755
                 Income Tax Revenue Bonds, Series 2005B,
                 5.000%, 3/15/30 - FSA Insured

        1,980   Niagara Falls City School District, Niagara County, New York,          6/15 at 100.00       AAA           1,882,188
                 Certificates of Participation, High School Facility,
                 Series 2005, 5.000%, 6/15/28 - FSA Insured

        3,000   Puerto Rico Highway and Transportation Authority,                        No Opt. Call       AAA           3,164,340
                 Highway Revenue Refunding Bonds, Series 2002E,
                 5.500%, 7/01/14 - FSA Insured

        6,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call       AAA           6,290,220
                 Revenue Refunding Bonds, Series 2008, 5.500%, 7/01/18 -
                 FSA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
      163,220   Total Tax Obligation/Limited                                                                            164,046,578
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 15.2% (9.4% OF TOTAL INVESTMENTS)

        7,575   Metropolitan Transportation Authority, New York,                      11/16 at 100.00       AAA           6,458,294
                 Transportation Revenue Bonds, Series 2006B,
                 4.500%, 11/15/36 - FSA Insured


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION (continued)

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002A:
$       3,815    5.500%, 11/15/19 - AMBAC Insured                                     11/12 at 100.00        AA        $  3,906,179
        4,000    5.125%, 11/15/22 - FGIC Insured                                      11/12 at 100.00         A           3,872,800

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002E:
        2,665    5.500%, 11/15/21 - MBIA Insured                                      11/12 at 100.00        AA           2,697,113
        8,500    5.000%, 11/15/25 - MBIA Insured                                      11/12 at 100.00        AA           8,104,410

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005F:
        2,665    5.000%, 1/01/20 - AMBAC Insured                                       1/15 at 100.00        AA           2,693,302
        4,075    5.000%, 1/01/30 - AMBAC Insured                                       1/15 at 100.00        AA           3,835,716

          970   New York State Thruway Authority, General Revenue Bonds,               1/18 at 100.00       AA-             929,299
                 Series 2007H, 5.000%, 1/01/25 - FGIC Insured

        2,500   Niagara Frontier Airport Authority, New York, Airport Revenue          4/09 at 101.00        AA           2,264,600
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

        1,700   Port Authority of New York and New Jersey, Consolidated                6/15 at 101.00       AA-           1,604,154
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/31 - SYNCORA GTY Insured

        1,175   Port Authority of New York and New Jersey, Consolidated                8/17 at 100.00       AAA             963,007
                 Revenue Bonds, One Hundred Forty Eighth Series 2008,
                 Trust 2920, 0.036%, 8/15/32 - FSA Insured (IF)

        5,000   Triborough Bridge and Tunnel Authority, New York, General              1/12 at 100.00       Aa2           5,062,150
                 Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/20 -
                 FGIC Insured

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
        1,570    5.500%, 11/15/20 - MBIA Insured                                         No Opt. Call        AA           1,636,851
        3,800    5.250%, 11/15/22 - MBIA Insured                                      11/12 at 100.00        AA           3,813,718

------------------------------------------------------------------------------------------------------------------------------------
       50,010   Total Transportation                                                                                     47,841,593
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 15.9% (9.8% OF TOTAL INVESTMENTS) (4)

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000D:
           65    5.250%, 8/15/30 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00       Aaa              68,216
          175    5.250%, 8/15/30 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00       Aaa             183,757

        2,435   Dormitory Authority of the State of New York, Judicial Facilities        No Opt. Call       AAA           2,765,795
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16 (ETM)

        1,410   Dormitory Authority of the State of New York, Lease Revenue            7/11 at 100.00   AA- (4)           1,508,771
                 Bonds, State University Dormitory Facilities, Series 2001,
                 5.500%, 7/01/20 (Pre-refunded 7/01/11) - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                University of Rochester, Series 2000A:
        1,990    0.000%, 7/01/17 (Pre-refunded 7/01/10) - MBIA Insured                 7/10 at 101.00    AA (4)           1,905,544
        2,230    0.000%, 7/01/18 (Pre-refunded 7/01/10) - MBIA Insured                 7/10 at 101.00    AA (4)           2,135,359
        2,495    0.000%, 7/01/19 (Pre-refunded 7/01/10) - MBIA Insured                 7/10 at 101.00    AA (4)           2,389,112
        1,870    0.000%, 7/01/21 (Pre-refunded 7/01/10) - MBIA Insured                 7/10 at 101.00    AA (4)           1,790,637

                Longwood Central School District, Suffolk County, New York,
                Series 2000:
          910    5.750%, 6/15/19 (Pre-refunded 6/15/11) - FGIC Insured                 6/11 at 101.00    A2 (4)             987,368
        1,410    5.750%, 6/15/20 (Pre-refunded 6/15/11) - FGIC Insured                 6/11 at 101.00    A2 (4)           1,529,878

                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 1999A:
        4,000    5.000%, 4/01/17 (Pre-refunded 10/01/14) - FSA Insured                10/14 at 100.00       AAA           4,316,680
        1,000    5.000%, 4/01/29 (Pre-refunded 10/01/14) - FSA Insured                10/14 at 100.00       AAA           1,079,170

                Metropolitan Transportation Authority, New York, Transit Facilities
                Revenue Bonds, Series 1998B:
       10,000    4.875%, 7/01/18 - FGIC Insured (ETM)                                 11/08 at 101.00       AAA          10,048,499
        4,500    4.750%, 7/01/26 - FGIC Insured (ETM)                                 11/08 at 101.00       AAA           4,276,800


                                       47

NUN
Nuveen New York Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$          30   New York City Transitional Finance Authority, New York,               11/11 at 101.00       AAA        $     32,137
                 Future Tax Secured Bonds, Fiscal Series 2002B,
                 5.000%, 5/01/30 (Pre-refunded 11/01/11) - MBIA Insured

          655   New York City Transitional Finance Authority, New York,                8/12 at 100.00       Aaa             706,647
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/21 (Pre-refunded 8/01/12) - AMBAC Insured

        4,875   New York City, New York, General Obligation Bonds,                     3/12 at 100.00       AAA           5,206,403
                 Fiscal Series 2002C, 5.125%, 3/15/25 (Pre-refunded 3/15/12) -
                 FSA Insured

        6,965   New York State Thruway Authority, Highway and Bridge Trust             4/12 at 100.00       AAA           7,469,196
                 Fund Bonds, Series 2002A, 5.250%, 4/01/20
                 (Pre-refunded 4/01/12) - FSA Insured

                Putnam Valley Central School District, Putnam and
                Westchester Counties, New York, General Obligation
                Bonds, Series 1999:
          525    5.875%, 6/15/19 (Pre-refunded 6/15/10) - FSA Insured                  6/10 at 100.00       Aaa             554,673
          525    5.875%, 6/15/25 (Pre-refunded 6/15/10) - FSA Insured                  6/10 at 100.00       Aaa             554,673
          525    5.875%, 6/15/27 (Pre-refunded 6/15/10) - FSA Insured                  6/10 at 100.00       Aaa             554,673

------------------------------------------------------------------------------------------------------------------------------------
       48,590   Total U.S. Guaranteed                                                                                    50,063,988
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 10.3% (6.4% OF TOTAL INVESTMENTS)

        1,650   Islip Resource Recovery Agency, New York, Revenue Bonds,                 No Opt. Call        AA           1,767,018
                 Series 1994B, 7.250%, 7/01/11 - AMBAC Insured
                 (Alternative Minimum Tax)

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 2000A:
        4,000    0.000%, 6/01/24 - FSA Insured                                           No Opt. Call       AAA           1,735,640
        4,000    0.000%, 6/01/25 - FSA Insured                                           No Opt. Call       AAA           1,619,080
        5,000    0.000%, 6/01/26 - FSA Insured                                           No Opt. Call       AAA           1,894,050
        7,000    0.000%, 6/01/27 - FSA Insured                                           No Opt. Call       AAA           2,491,720
       10,500    0.000%, 6/01/28 - FSA Insured                                           No Opt. Call       AAA           3,496,080
        7,000    0.000%, 6/01/29 - FSA Insured                                           No Opt. Call       AAA           2,177,560

        2,500   Long Island Power Authority, New York, Electric System                 9/11 at 100.00       AAA           2,340,075
                 General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 -
                 FSA Insured

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        6,180    5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00        A-           5,870,506
        8,020    5.000%, 12/01/25 - FGIC Insured                                       6/16 at 100.00        A-           7,543,532

          750   Long Island Power Authority, New York, Electric System General         6/16 at 100.00        A-             699,375
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35 -
                 CIFG Insured

          865   Power Authority of the State of New York, General Revenue             11/15 at 100.00       Aa2             881,565
                 Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       57,465   Total Utilities                                                                                          32,516,201
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 6.8% (4.2% OF TOTAL INVESTMENTS)

                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds:
        6,525    5.000%, 6/15/27 - MBIA Insured (UB)                                   6/15 at 100.00       AAA           6,256,562
        3,500    5.000%, 6/15/36 - MBIA Insured (UB)                                   6/16 at 100.00       AAA           3,275,860

          830   New York City Municipal Water Finance Authority, New York,             6/10 at 101.00       AAA             880,223
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        1,360   New York City Municipal Water Finance Authority, New York,             6/10 at 101.00       AAA           1,440,050
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.000%, 6/15/33 - MBIA Insured

        3,000   New York City Municipal Water Finance Authority, New York,             6/14 at 100.00       AAA           2,810,970
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2004C, 5.000%, 6/15/35 - AMBAC Insured

        7,000   Suffolk County Water Authority, New York, Waterworks                   6/15 at 100.00        AA           6,703,620
                 Revenue Bonds, Series 2005C, 5.000%, 6/01/28 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       22,215   Total Water and Sewer                                                                                    21,367,285
------------------------------------------------------------------------------------------------------------------------------------
$     537,424   Total Long-Term Investments (cost $520,170,315) - 159.7%                                                503,802,477
=============-----------------------------------------------------------------------------------------------------------------------


                                       48

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                         RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.9% (1.2% OF TOTAL INVESTMENTS)

$       6,065   Hudson Yards Infrastructure Corporation, New York, Variable                                 A-1        $  6,065,000
                 Rate Demand Obligations, Series 2007, Trust 1980,
                 6.470%, 2/15/47 - FGIC Insured (5)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $6,065,000)                                                            6,065,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $526,235,315) - 161.6%                                                          509,867,477
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (16.7)%                                                                     (52,710,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 7.5%                                                                     23,727,057
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (52.4)% (6)                                      (165,375,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $315,509,534
                ====================================================================================================================

                    At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.4%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NNF
Nuveen Insured New York Premium Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                              September 30, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.1% (11.7% OF TOTAL INVESTMENTS)

                Amherst Industrial Development Agency, New York, Revenue Bonds,
                UBF Faculty/Student Housing Corporation, University of Buffalo
                Project, Series 2000A:
$         250    5.625%, 8/01/20 - AMBAC Insured                                       8/10 at 102.00        AA        $    255,113
          250    5.750%, 8/01/25 - AMBAC Insured                                       8/10 at 102.00        AA             252,630

                Dormitory Authority of the State of New York, General Revenue
                Bonds, New York University, Series 2001-1:
        1,500    5.500%, 7/01/24 - AMBAC Insured                                         No Opt. Call        AA           1,495,170
          500    5.500%, 7/01/40 - AMBAC Insured                                         No Opt. Call        AA             487,430

          810   Dormitory Authority of the State of New York, Insured                  7/11 at 100.00        AA             810,972
                 Revenue Bonds, Yeshiva University, Series 2001,
                 5.000%, 7/01/20 - AMBAC Insured

        1,000   Dormitory Authority of the State of New York, Lease Revenue              No Opt. Call       AA-           1,042,120
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) -
                 SYNCORA GTY Insured

          635   Dormitory Authority of the State of New York, Lease Revenue            7/15 at 100.00        AA             605,765
                 Bonds, State University Dormitory Facilities, Series 2004A,
                 5.000%, 7/01/29 - MBIA Insured

          970   Dormitory Authority of the State of New York, Lease Revenue            7/16 at 100.00        AA             915,806
                 Bonds, State University Dormitory Facilities, Series 2006A,
                 5.000%, 7/01/31 - MBIA Insured

          255   Dormitory Authority of the State of New York, Revenue Bonds,           7/17 at 100.00       N/R             220,555
                 Barnard College, Series 2007A, 5.000%, 7/01/37 -
                 FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          250    5.250%, 7/01/20 - AMBAC Insured                                         No Opt. Call       Aa3             252,273
          200    5.250%, 7/01/21 - AMBAC Insured                                         No Opt. Call       Aa3             198,882

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,             No Opt. Call        AA           1,038,590
                 State University Educational Facilities, Series 1993A,
                 5.500%, 5/15/19 - AMBAC Insured

        1,270   Dormitory Authority of the State of New York, Revenue                  5/12 at 101.00       AA-           1,297,140
                 Bonds, State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/16 - FGIC Insured

        2,200   Dormitory Authority of the State of New York, Second General             No Opt. Call       AAA           2,374,768
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1993A, 5.750%, 7/01/18 - FSA Insured

        1,935   Dormitory Authority of the State of New York, State and                7/15 at 100.00       AA-           1,970,352
                 Local Appropriation Lease Bonds, Upstate Community
                 Colleges, Series 2005A, 5.000%, 7/01/19 - FGIC Insured

          380   Madison County Industrial Development Agency, New York,                7/15 at 100.00       AAA             279,969
                 Civic Facility Revenue Bonds, Colgate University, Tender
                 Option Bond Trust 3127, 1.150%, 7/01/40 -
                 AMBAC Insured (IF)

        1,110   New York City Industrial Development Agency, New York,                 1/17 at 100.00        AA             965,944
                 PILOT Revenue Bonds, Queens Baseball Stadium Project,
                 Series 2006, 5.000%, 1/01/46 - AMBAC Insured

                New York City Industrial Development Authority, New York, PILOT
                Revenue Bonds, Yankee Stadium Project, Series 2006:
          415    5.000%, 3/01/31 - FGIC Insured                                        9/16 at 100.00      BBB-             369,338
        2,360    5.000%, 3/01/36 - MBIA Insured                                        9/16 at 100.00        AA           2,141,228
        2,025    4.500%, 3/01/39 - FGIC Insured                                        9/16 at 100.00      BBB-           1,590,273

        1,250   New York City Trust for Cultural Resources, New York,                  1/09 at 100.00        AA           1,254,413
                 Revenue Refunding Bonds, Museum of Modern Art,
                 Series 1996A, 5.500%, 1/01/21 - AMBAC Insured


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         345   New York State Dormitory Authority, Revenue Bonds,                     7/17 at 100.00       AA-        $    321,819
                 New York University, Series 2007, 5.000%, 7/01/32 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,910   Total Education and Civic Organizations                                                                  20,140,550
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 23.8% (15.5% OF TOTAL INVESTMENTS)

        3,000   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 100.00        AA           3,000,180
                 Mortgage Hospital Revenue Bonds, Ellis Hospital,
                 Series 1995, 5.600%, 8/01/25 - MBIA Insured

        2,910   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 100.50        AA           2,523,319
                 Mortgage Hospital Revenue Bonds, New York and
                 Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 -
                 AMBAC Insured

        1,400   Dormitory Authority of the State of New York, FHA-Insured              8/12 at 100.00        AA           1,355,872
                 Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
                 Series 2002A, 5.125%, 2/01/22 - AMBAC Insured

          830   Dormitory Authority of the State of New York, FHA-Insured              8/17 at 100.00       AAA             776,042
                 Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                 Series 2007, 5.000%, 8/15/27 - FSA Insured

        1,405   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00       N/R           1,255,930
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        3,000   Dormitory Authority of the State of New York, Revenue                  7/09 at 101.00        AA           2,865,990
                 Bonds, Catholic Health Services of Long Island Obligated
                 Group - St. Charles Hospital and Rehabilitation Center,
                 Series 1999A, 5.500%, 7/01/22 - MBIA Insured

          620   Dormitory Authority of the State of New York, Revenue Bonds,           7/17 at 100.00       AAA             584,003
                 Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 -
                 AGC Insured

        2,740   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00        AA           2,701,695
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

        1,910   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00       AAA           2,009,301
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          740   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00       AAA             675,731
                 The New York and Presbyterian Hospital Project,
                 Series 2007, 5.000%, 8/15/36 - FSA Insured

        1,500   Dormitory Authority of the State of New York, Revenue Bonds,           1/09 at 101.00       AAA           1,532,025
                 Vassar Brothers Hospital, Series 1997, 5.250%, 7/01/17 -
                 FSA Insured

        3,450   Dormitory Authority of the State of New York, Revenue Bonds,           7/11 at 101.00        AA           3,321,175
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001A, 5.250%, 7/01/31 - AMBAC Insured

        1,000   New York City Health and Hospitals Corporation, New York,              2/12 at 100.00       AAA           1,029,700
                 Health System Revenue Bonds, Series 2002A,
                 5.500%, 2/15/17 - FSA Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,625    5.250%, 2/15/21 - AMBAC Insured                                       2/13 at 100.00        AA           1,578,135
        1,000    5.250%, 2/15/22 - AMBAC Insured                                       2/13 at 100.00        AA             955,510

          435   New York State Dormitory Authority, Revenue Bonds,                       No Opt. Call       N/R             393,501
                 North Shore Jewish Obligated Group, Series 2007A,
                 5.250%, 7/01/34 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       27,565   Total Health Care                                                                                        26,558,109
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.4% (2.9% OF TOTAL INVESTMENTS)

                New York City Housing Development Corporation, New York, Capital
                Fund Program Revenue Bonds, Series 2005A:
          400    5.000%, 7/01/14 - FGIC Insured                                          No Opt. Call       AA+             418,364
          400    5.000%, 7/01/16 - FGIC Insured                                        7/15 at 100.00       AA+             411,508

        2,165   New York City Housing Development Corporation, New York,               7/15 at 100.00       AA+           2,056,404
                 Capital Fund Program Revenue Bonds, Series 2008,
                 5.000%, 7/01/25 - FGIC Insured (UB)

          200   New York City, New York, Multifamily Housing Revenue Bonds,            1/17 at 100.00       AAA             151,936
                 Seaview Towers, Series 2006A, 4.750%, 7/15/39 -
                 AMBAC Insured (Alternative Minimum Tax)


                                       51

NNF
Nuveen Insured New York Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$       1,900   New York State Housing Finance Agency, Mortgage Revenue               11/08 at 100.00       AAA        $  1,902,812
                 Refunding Bonds, Housing Project, Series 1996A,
                 6.125%, 11/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,065   Total Housing/Multifamily                                                                                 4,941,024
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.0% (0.6% OF TOTAL INVESTMENTS)

        1,290   Syracuse Industrial Development Authority, New York,                   1/17 at 100.00      BBB-           1,023,615
                 PILOT Mortgage Revenue Bonds, Carousel Center Project,
                 Series 2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.7% (1.1% OF TOTAL INVESTMENTS)

        1,000   Babylon Industrial Development Agency, New York, Revenue               8/09 at 101.00        AA           1,026,880
                 Bonds, WSNCHS East Inc., Series 2000B, 6.000%, 8/01/24 -
                 MBIA Insured

          850   Dormitory Authority of the State of New York, Insured Revenue          7/11 at 102.00       AAA             818,933
                 Bonds, NYSARC Inc., Series 2001A, 5.000%, 7/01/26 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,850   Total Long-Term Care                                                                                      1,845,813
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 11.8% (7.7% OF TOTAL INVESTMENTS)

          500   Erie County, New York, General Obligation Bonds,                       3/13 at 100.00      Baa2             510,450
                 Series 2003A, 5.250%, 3/15/16 - FGIC Insured

          315   Erie County, New York, General Obligation Bonds,                         No Opt. Call        A2             328,180
                 Series 2004B, 5.250%, 4/01/13 - MBIA Insured

        5,005   Hudson Yards Infrastructure Corporation, New York,                     2/17 at 100.00        A3           4,506,102
                 Revenue Bonds, Residual Series 1980, 5.000%, 2/15/47 -
                 FGIC Insured (UB)

          210   Nassau County, New York, General Obligation Improvement                  No Opt. Call        AA             229,656
                 Bonds, Series 1993H, 5.500%, 6/15/16 - MBIA Insured

           95   New York City, New York, General Obligation Bonds,                     2/09 at 100.50        AA              96,100
                 Fiscal Series 1998F, 5.250%, 8/01/16 - FGIC Insured

                New York City, New York, General Obligation Bonds,
                Fiscal Series 2004E:
        1,000    5.000%, 11/01/19 - FSA Insured (UB)                                  11/14 at 100.00       AAA             993,070
        1,100    5.000%, 11/01/20 - FSA Insured (UB)                                  11/14 at 100.00       AAA           1,082,807

        1,000   New York City, New York, General Obligation Bonds, Fiscal              3/15 at 100.00        AA           1,019,750
                 Series 2005J, 5.000%, 3/01/19 - FGIC Insured

                New York City, New York, General Obligation Bonds, Tender
                Option Bond Trust 1198:
          335    1.829%, 11/01/19 (WI/DD, Settling 10/02/08) - FSA Insured (IF)       11/14 at 100.00       AAA             374,976
          365    1.774%, 11/01/20 (WI/DD, Settling 10/02/08) - FSA Insured (IF)       11/14 at 100.00       AAA             399,668

          915   Niagara Falls, New York, General Obligation Bonds,                       No Opt. Call       AAA           1,053,549
                 Series 1994, 7.500%, 3/01/13 - MBIA Insured

        1,000   Red Hook Central School District, Dutchess County,                     6/12 at 100.00       Aaa           1,023,600
                 New York, General Obligation Refunding Bonds, Series 2002,
                 5.125%, 6/15/18 - FSA Insured

        1,525   Yonkers, New York, General Obligation Bonds, Series 2005A,             8/15 at 100.00        AA           1,592,985
                 5.000%, 8/01/16 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,365   Total Tax Obligation/General                                                                             13,210,893
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 50.8% (33.0% OF TOTAL INVESTMENTS)

          690   Dormitory Authority of the State of New York, Department               7/15 at 100.00       AA-             677,615
                 of Health Revenue Bonds, Series 2005A,
                 5.250%, 7/01/24 - CIFG Insured

           50   Dormitory Authority of the State of New York, Improvement              8/10 at 100.00       AAA              48,233
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 2000D, 5.250%, 8/15/30 - FSA Insured

          500   Dormitory Authority of the State of New York, Lease                    8/14 at 100.00       AAA             487,680
                 Revenue Bonds, Wayne-Finger Lakes Board of Cooperative
                 Education Services, Series 2004, 5.000%, 8/15/23 -
                 FSA Insured

        1,210   Dormitory Authority of the State of New York, Revenue Bonds,           7/14 at 100.00       AA-           1,220,140
                 Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                 FGIC Insured


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

                Dormitory Authority of the State of New York, Revenue Bonds,
                Mental Health Services Facilities Improvements, Series 2005D-1:
$         225    5.000%, 2/15/15 - FGIC Insured                                          No Opt. Call       AA-        $    236,520
          600    5.000%, 8/15/23 - FGIC Insured                                        2/15 at 100.00       AA-             578,010

                Dormitory Authority of the State of New York, Revenue Bonds,
                School Districts Financing Program, Series 2002D:
        4,300    5.250%, 10/01/23 - MBIA Insured                                      10/12 at 100.00        AA           4,319,992
          875    5.000%, 10/01/30 - MBIA Insured                                      10/12 at 100.00        AA             812,193

          375   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00       AAA             378,079
                 Income Tax Revenue Bonds, Series 2005F,
                 5.000%, 3/15/21 - FSA Insured

          750   Erie County Industrial Development Agency, New York,                   5/12 at 100.00       AAA             792,390
                 School Facility Revenue Bonds, Buffalo City School District,
                 Series 2003, 5.750%, 5/01/19 - FSA Insured

                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District:
          500    5.750%, 5/01/26 - FSA Insured (UB)                                    5/14 at 100.00       AAA             510,730
          830    5.750%, 5/01/27 - FSA Insured (UB)                                    5/18 at 100.00       AAA             856,485

        2,615   Erie County Industrial Development Agency, New York,                   5/17 at 100.00       AAA           2,689,737
                 School Facility Revenue Bonds, Buffalo City School District
                 Project, Series 2007A: 5.750%, 5/01/28 - FSA Insured (UB)

        2,500   Metropolitan Transportation Authority, New York, Dedicated            11/12 at 100.00       AAA           2,488,675
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 -
                 FSA Insured

        1,350   Metropolitan Transportation Authority, New York, State Service         7/12 at 100.00        AA           1,390,406
                 Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                 MBIA Insured

                Metropolitan Transportation Authority, New York, State
                Service Contract Refunding Bonds, Series 2002A:
        1,500    5.500%, 1/01/20 - MBIA Insured                                        7/12 at 100.00        AA           1,540,680
        2,000    5.000%, 7/01/30 - AMBAC Insured                                       7/12 at 100.00        AA           1,873,860

        1,500   Metropolitan Transportation Authority, New York, State                   No Opt. Call       AAA           1,650,330
                 Service Contract Refunding Bonds, Series 2008,
                 5.750%, 7/01/18 - FSA Insured (UB)

                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
        1,000    5.000%, 11/15/18 - AMBAC Insured                                     11/13 at 100.00       AAA           1,015,290
          580    4.750%, 11/15/21 - AMBAC Insured                                     11/13 at 100.00       AAA             563,580
          580    4.750%, 11/15/22 - AMBAC Insured                                     11/13 at 100.00       AAA             556,939

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2008:
          920    5.000%, 10/15/25 - MBIA Insured (UB)                                 10/14 at 100.00       AAA             892,271
          680    5.000%, 10/15/26 - MBIA Insured (UB)                                 10/14 at 100.00       AAA             656,472
        4,590    5.000%, 10/15/29 - AMBAC Insured (UB)                                10/14 at 100.00       AAA           4,405,253

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2003C:
          715    5.250%, 8/01/20 - AMBAC Insured                                       8/12 at 100.00       AAA             722,365
        2,090    5.250%, 8/01/21 - AMBAC Insured                                       8/12 at 100.00       AAA           2,099,928

        1,000   New York City Transitional Finance Authority, New York,                2/13 at 100.00       AAA           1,006,860
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.250%, 2/01/22 - MBIA Insured

        1,000   New York City Transitional Finance Authority, New York,                2/14 at 100.00       AAA           1,017,730
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - SYNCORA GTY Insured

        1,500   New York City Transitional Finance Authority, New York,                2/13 at 100.00       AAA           1,489,815
                 Future Tax Secured Refunding Bonds, Fiscal
                 Series 2003D, 5.000%, 2/01/22 - MBIA Insured

                New York Convention Center Development Corporation, Hotel Fee
                Revenue Bonds, Tender Option Bond Trust 3126:
          260    0.457%, 11/15/30 - AMBAC Insured (IF)                                11/15 at 100.00       AAA             210,475
        1,025    0.457%, 11/15/44 - AMBAC Insured (IF)                                11/15 at 100.00       AAA             716,619


                                       53

NNF
Nuveen Insured New York Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,500   New York State Local Government Assistance Corporation,                  No Opt. Call       AAA        $  1,611,645
                 Revenue Bonds, Series 2008, 5.250%, 4/01/16 -
                 FSA Insured (UB)

          600   New York State Thruway Authority, General Revenue Bonds,               7/15 at 100.00       AAA             573,480
                 Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)

        1,000   New York State Thruway Authority, Highway and Bridge Trust             4/14 at 100.00        AA             976,820
                 Fund Bonds, Second Genera1 Series 2004, 5.000%, 4/01/23 -
                 MBIA Insured

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second General, Series 2005B:
        2,960    5.500%, 4/01/20 - AMBAC Insured                                         No Opt. Call        AA           3,112,882
          500    5.000%, 4/01/21 - AMBAC Insured                                      10/15 at 100.00        AA             502,345

          750   New York State Thruway Authority, State Personal Income                9/14 at 100.00       AAA             726,443
                 Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 -
                 AMBAC Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        2,100    5.250%, 6/01/20 - AMBAC Insured                                       6/13 at 100.00        AA           2,106,741
        3,800    5.250%, 6/01/22 - AMBAC Insured                                       6/13 at 100.00        AA           3,752,308

        1,900   New York State Urban Development Corporation, Revenue                    No Opt. Call       AAA           2,009,098
                 Bonds, Correctional Facilities, Series 1994A,
                 5.250%, 1/01/14 - FSA Insured

          500   New York State Urban Development Corporation, State                    3/15 at 100.00       AAA             474,755
                 Personal Income Tax Revenue Bonds, Series 2005B,
                 5.000%, 3/15/30 - FSA Insured

          345   Niagara Falls City School District, Niagara County, New York,          6/15 at 100.00       AAA             327,957
                 Certificates of Participation, High School Facility,
                 Series 2005, 5.000%, 6/15/28 - FSA Insured

        1,000   Puerto Rico Highway and Transportation Authority,                        No Opt. Call       AAA           1,048,370
                 Highway Revenue Refunding Bonds, Series 2008,
                 5.500%, 7/01/18 - FSA Insured (UB)

        1,500   Suffolk County Judicial Facilities Agency, New York, Service          10/09 at 101.00        AA           1,522,530
                 Agreement Revenue Bonds, John P. Colahan Court Complex,
                 Series 1999, 5.000%, 4/15/16 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       56,765   Total Tax Obligation/Limited                                                                             56,650,726
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 11.7% (7.6% OF TOTAL INVESTMENTS)

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002A:
          500    5.500%, 11/15/19 - AMBAC Insured                                     11/12 at 100.00        AA             511,950
        2,010    5.000%, 11/15/25 - FGIC Insured                                      11/12 at 100.00         A           1,888,676

        2,000   Metropolitan Transportation Authority, New York, Transportation       11/12 at 100.00        AA           1,906,920
                 Revenue Refunding Bonds, Series 2002E, 5.000%, 11/15/25 -
                 MBIA Insured

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005F:
          925    5.000%, 1/01/20 - AMBAC Insured                                       1/15 at 100.00        AA             934,824
        2,240    5.000%, 1/01/30 - AMBAC Insured                                       1/15 at 100.00        AA           2,108,467

          330   New York State Thruway Authority, General Revenue Bonds,               1/18 at 100.00       AA-             316,153
                 Series 2007H, 5.000%, 1/01/25 - FGIC Insured

          500   Niagara Frontier Airport Authority, New York, Airport Revenue          4/09 at 101.00        AA             452,920
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
        1,000    5.000%, 12/01/28 - SYNCORA GTY Insured                                6/15 at 101.00       AA-             955,870
          565    5.000%, 12/01/31 - SYNCORA GTY Insured                                6/15 at 101.00       AA-             533,145

          410   Port Authority of New York and New Jersey, Consolidated                8/17 at 100.00       AAA             336,028
                 Revenue Bonds, One Hundred Forty Eighth Series 2008,
                 Trust 2920, 0.036%, 8/15/32 - FSA Insured (IF)


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
$         780    5.500%, 11/15/20 - MBIA Insured                                         No Opt. Call        AA        $    813,212
        2,300    5.250%, 11/15/22 - MBIA Insured                                      11/12 at 100.00        AA           2,308,303

------------------------------------------------------------------------------------------------------------------------------------
       13,560   Total Transportation                                                                                     13,066,468
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 9.2% (6.0% OF TOTAL INVESTMENTS) (4)

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000D:
           25    5.250%, 8/15/30 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00       Aaa              26,237
           70    5.250%, 8/15/30 (Pre-refunded 8/15/10) - FSA Insured                  8/10 at 100.00       Aaa              73,503

        3,215   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00    AA (4)           3,078,555
                 University of Rochester, Series 2000A, 0.000%, 7/01/24
                 (Pre-refunded 7/01/10) - MBIA Insured

          500   Longwood Central School District, Suffolk County, New York,            6/11 at 101.00    A2 (4)             542,510
                 Series 2000, 5.750%, 6/15/20 (Pre-refunded 6/15/11) -
                 FGIC Insured

          500   Metropolitan Transportation Authority, New York, Dedicated Tax        10/14 at 100.00       AAA             539,585
                 Fund Bonds, Series 1999A, 5.000%, 4/01/29
                 (Pre-refunded 10/01/14) - FSA Insured

          255   New York City Transitional Finance Authority, New York,                8/12 at 100.00       Aaa             275,107
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/21 (Pre-refunded 8/01/12) - AMBAC Insured

        1,000   New York State Thruway Authority, Highway and Bridge Trust             4/12 at 100.00       AAA           1,064,150
                 Fund Bonds, Series 2002B, 5.000%, 4/01/20
                 (Pre-refunded 4/01/12) - AMBAC Insured

        2,000   New York State Urban Development Corporation, State                    3/13 at 100.00       AAA           2,181,960
                 Personal Income Tax Revenue Bonds, State Facilities and
                 Equipment, Series 2002C-1, 5.500%, 3/15/21
                 (Pre-refunded 3/15/13) - FGIC Insured

           85   Niagara Falls, New York, General Obligation Bonds,                       No Opt. Call       AAA              99,738
                 Series 1994, 7.500%, 3/01/13 - MBIA Insured (ETM)

        2,115   Niagara Falls, Niagara County, New York, General Obligation              No Opt. Call    AA (4)           2,124,369
                 Water Treatment Plant Bonds, Series 1994,
                 8.500%, 11/01/08 - MBIA Insured
                 (Alternative Minimum Tax) (ETM)

          265   Suffolk County Water Authority, New York, Subordinate                    No Opt. Call    AA (4)             283,476
                 Lien Waterworks Revenue Bonds, Series 1993,
                 5.100%, 6/01/12 - MBIA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       10,030   Total U.S. Guaranteed                                                                                    10,289,190
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.3% (3.4% OF TOTAL INVESTMENTS)

          500   Long Island Power Authority, New York, Electric System                 9/11 at 100.00       AAA             468,015
                 General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 -
                 FSA Insured

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        2,270    5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00        A-           2,156,318
        2,930    5.000%, 12/01/25 - FGIC Insured                                       6/16 at 100.00        A-           2,755,929

          250   Long Island Power Authority, New York, Electric System General         6/16 at 100.00        A-             233,127
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured

          250   Power Authority of the State of New York, General Revenue             11/15 at 100.00       Aa2             254,788
                 Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,200   Total Utilities                                                                                           5,868,177
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 9.9% (6.4% OF TOTAL INVESTMENTS)

                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds:
        1,980    5.000%, 6/15/27 - MBIA Insured (UB)                                   6/15 at 100.00       AAA           1,898,543
        1,200    5.000%, 6/15/36 - MBIA Insured (UB)                                   6/16 at 100.00       AAA           1,123,152

        1,660   New York City Municipal Water Finance Authority, New York,             6/10 at 101.00       AAA           1,760,447
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        3,305   New York City Municipal Water Finance Authority, New York,             6/14 at 100.00       AAA           3,096,750
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2004C, 5.000%, 6/15/35 - AMBAC Insured


                                       55

NNF
Nuveen Insured New York Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         735   Suffolk County Water Authority, New York, Subordinate Lien               No Opt. Call        AA        $    779,762
                 Waterworks Revenue Bonds, Series 1993, 5.100%, 6/01/12 -
                 MBIA Insured

        2,500   Suffolk County Water Authority, New York, Waterworks Revenue           6/15 at 100.00        AA           2,394,150
                 Bonds, Series 2005C, 5.000%, 6/01/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,380   Total Water and Sewer                                                                                    11,052,804
------------------------------------------------------------------------------------------------------------------------------------
$     167,980   Total Long-Term Investments (cost $171,242,487) - 147.7%                                                164,647,369
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS -- 6.3% (4.1% OF TOTAL INVESTMENTS)

        2,075   Hudson Yards Infrastructure Corporation, New York, Variable                                 A-1           2,075,000
                 Rate Demand Obligations, Series 2007, Trust 1980,
                 6.470%, 2/15/47 - FGIC Insured (5)

        5,000   Metropolitan Transportation Authority, New York, Dedicated                                 A-1+           5,000,000
                 Tax Fund Bonds, Variable Rate Demand Revenue Obligations,
                 Series 2008A, 8.000%, 11/01/31 - FSA Insured (5)

------------------------------------------------------------------------------------------------------------------------------------
$       7,075   Total Short-Term Investments (cost $7,075,000)                                                            7,075,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $178,317,487) - 154.0%                                                          171,722,369
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (18.0)%                                                                     (20,050,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 10.6%                                                                    11,855,199
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (46.6)% (6)                                       (52,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $111,527,568
                ====================================================================================================================

                    At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NKO
Nuveen Insured New York Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                              September 30, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 3.3% (2.1% OF TOTAL INVESTMENTS)

$       2,105   New York Counties Tobacco Trust II, Tobacco Settlement                 6/11 at 101.00       BBB        $  1,877,723
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

        1,000   New York Counties Tobacco Trust III, Tobacco Settlement                6/13 at 100.00       BBB             916,910
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

          810   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00       BBB             702,319
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        3,915   Total Consumer Staples                                                                                    3,496,952
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 19.8% (12.9% OF TOTAL INVESTMENTS)

        4,000   Dormitory Authority of the State of New York, Insured Revenue            No Opt. Call        AA           3,863,600
                 Bonds, Mount Sinai School of Medicine, Series 1994A,
                 5.150%, 7/01/24 - MBIA Insured

        1,280   Dormitory Authority of the State of New York, Insured Revenue          1/09 at 101.00        AA           1,266,829
                 Bonds, New York Medical College, Series 1998,
                 5.000%, 7/01/21 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Lease Revenue              No Opt. Call       AA-           1,042,120
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) -
                 SYNCORA GTY Insured

          140   Dormitory Authority of the State of New York, Lease Revenue            7/15 at 100.00        AA             133,554
                 Bonds, State University Dormitory Facilities, Series 2004A,
                 5.000%, 7/01/29 - MBIA Insured

          920   Dormitory Authority of the State of New York, Lease Revenue            7/16 at 100.00        AA             868,600
                 Bonds, State University Dormitory Facilities, Series 2006A,
                 5.000%, 7/01/31 - MBIA Insured

          240   Dormitory Authority of the State of New York, Revenue Bonds,           7/17 at 100.00       N/R             207,581
                 Barnard College, Series 2007A, 5.000%, 7/01/37 - FGIC Insured

        3,250   Dormitory Authority of the State of New York, Revenue Bonds,             No Opt. Call        AA           3,625,733
                 New York University, Series 1998A, 6.000%, 7/01/18 -
                 MBIA Insured

          360   Madison County Industrial Development Agency, New York,                7/15 at 100.00       AAA             265,234
                 Civic Facility Revenue Bonds, Colgate University, Tender
                 Option Bond Trust 3127, 1.150%, 7/01/40 -
                 AMBAC Insured (IF)

                New York City Industrial Development Agency, New York, PILOT
                Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
        1,000    5.000%, 1/01/36 - AMBAC Insured                                       1/17 at 100.00        AA             887,280
        1,060    5.000%, 1/01/46 - AMBAC Insured                                       1/17 at 100.00        AA             922,433

                New York City Industrial Development Authority, New York, PILOT
                Revenue Bonds, Yankee Stadium Project, Series 2006:
          395    5.000%, 3/01/31 - FGIC Insured                                        9/16 at 100.00      BBB-             351,538
        2,210    5.000%, 3/01/36 - MBIA Insured                                        9/16 at 100.00        AA           2,005,133
        1,920    4.500%, 3/01/39 - FGIC Insured                                        9/16 at 100.00      BBB-           1,507,814

        4,000   New York City Trust for Cultural Resources, New York,                  7/12 at 100.00        AA           3,851,480
                 Revenue Bonds, Museum of Modern Art, Series 2001D,
                 5.125%, 7/01/31 - AMBAC Insured

          330   New York State Dormitory Authority, Revenue Bonds,                     7/17 at 100.00       AA-             307,827
                 New York University, Series 2007, 5.000%, 7/01/32 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       22,105   Total Education and Civic Organizations                                                                  21,106,756
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 25.1% (16.3% OF TOTAL INVESTMENTS)

        2,000   Dormitory Authority of the State of New York, FHA-Insured              2/09 at 100.50        AA           1,734,240
                 Mortgage Hospital Revenue Bonds, New York and
                 Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 -
                 AMBAC Insured


                                       57

NKO
Nuveen Insured New York Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE (continued)

$       1,400   Dormitory Authority of the State of New York, FHA-Insured              8/12 at 100.00        AA        $  1,355,872
                 Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
                 Series 2002A, 5.125%, 2/01/22 - AMBAC Insured

          785   Dormitory Authority of the State of New York, FHA-Insured              8/17 at 100.00       AAA             733,967
                 Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                 Series 2007, 5.000%, 8/15/27 - FSA Insured

        9,800   Dormitory Authority of the State of New York, FHA-Insured              8/09 at 101.00        AA           9,800,097
                 Mortgage Revenue Bonds, New York Hospital Medical
                 Center of Queens, Series 1999, 5.600%, 2/15/39 -
                 AMBAC Insured

        1,500   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00       N/R           1,408,065
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        2,050   Dormitory Authority of the State of New York, Hospital                 7/09 at 101.00        AA           1,958,427
                 Revenue Bonds, Catholic Health Services of Long Island
                 Obligated Group - St. Francis Hospital, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

          170   Dormitory Authority of the State of New York, Revenue Bonds,           7/09 at 101.00        AA             162,406
                 Catholic Health Services of Long Island Obligated Group -
                 St. Charles Hospital and Rehabilitation Center, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

          585   Dormitory Authority of the State of New York, Revenue Bonds,           7/17 at 100.00       AAA             572,657
                 Health Quest System Inc., Series 2007B, 5.250%, 7/01/27 -
                 AGC Insured

        1,725   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00        AA           1,700,885
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

          910   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00       AAA             957,311
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          600   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00      Baa1             565,242
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

          700   Dormitory Authority of the State of New York, Revenue                  8/14 at 100.00       AAA             639,205
                 Bonds, The New York and Presbyterian Hospital Project,
                 Series 2007, 5.000%, 8/15/36 - FSA Insured

          690   New York City Health and Hospitals Corporation, New York,              2/12 at 100.00       AAA             710,493
                 Health System Revenue Bonds, Series 2002A,
                 5.500%, 2/15/17 - FSA Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,500    5.250%, 2/15/21 - AMBAC Insured                                       2/13 at 100.00        AA           1,456,740
        1,000    5.250%, 2/15/22 - AMBAC Insured                                       2/13 at 100.00        AA             955,510

          395   New York State Dormitory Authority, Revenue Bonds,                       No Opt. Call       N/R             357,317
                 North Shore Jewish Obligated Group, Series 2007A,
                 5.250%, 7/01/34 - FGIC Insured

                Suffolk County Industrial Development Agency, New York,
                Revenue Bonds, Huntington Hospital, Series 2002C:
          725    6.000%, 11/01/22                                                     11/12 at 100.00      Baa1             721,549
        1,045    5.875%, 11/01/32                                                     11/12 at 100.00      Baa1             974,379

------------------------------------------------------------------------------------------------------------------------------------
       27,580   Total Health Care                                                                                        26,764,362
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.6% (2.4% OF TOTAL INVESTMENTS)

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
        2,725    5.375%, 11/01/23 (Alternative Minimum Tax)                            5/12 at 100.00        AA           2,518,145
        1,375    5.500%, 11/01/34 (Alternative Minimum Tax)                            5/12 at 100.00        AA           1,226,899

          180   New York City, New York, Multifamily Housing Revenue                   1/17 at 100.00       AAA             136,742
                 Bonds, Seaview Towers, Series 2006A, 4.750%, 7/15/39 -
                 AMBAC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,280   Total Housing/Multifamily                                                                                 3,881,786
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)

        1,225   Syracuse Industrial Development Authority, New York,                   1/17 at 100.00      BBB-             972,038
                 PILOT Mortgage Revenue Bonds, Carousel Center Project,
                 Series 2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 2.7% (1.8% OF TOTAL INVESTMENTS)

$         525   Dormitory Authority of the State of New York, GNMA                     2/17 at 103.00        AA        $    494,482
                 Collateralized Revenue Bonds, Cabrini of Westchester
                 Project, Series 2006, 5.200%, 2/15/41

                Dormitory Authority of the State of New York, GNMA
                Collateralized Revenue Bonds, Willow Towers Inc., Series 2002:
        1,000    5.250%, 2/01/22                                                       8/12 at 101.00       AAA             994,150
        1,500    5.400%, 2/01/34                                                       8/12 at 101.00       AAA           1,450,665

------------------------------------------------------------------------------------------------------------------------------------
        3,025   Total Long-Term Care                                                                                      2,939,297
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 16.0% (10.4% OF TOTAL INVESTMENTS)

                Buffalo, New York, General Obligation Bonds, Series 2002B:
        1,490    5.375%, 11/15/18 - MBIA Insured                                      11/12 at 100.00        AA           1,524,881
        2,375    5.375%, 11/15/20 - MBIA Insured                                      11/12 at 100.00        AA           2,398,513

        1,240   Canandaigua City School District, Ontario County,                      4/12 at 101.00       Aaa           1,288,062
                 New York, General Obligation Refunding Bonds, Series 2002A,
                 5.375%, 4/01/17 - FSA Insured

        4,760   Hudson Yards Infrastructure Corporation, New York,                     2/17 at 100.00        A3           4,285,523
                 Revenue Bonds, Residual Series 1980, 5.000%, 2/15/47 -
                 FGIC Insured (UB)

        3,000   New York City, New York, General Obligation Bonds, Fiscal              3/11 at 101.00        AA           3,095,490
                 Series 2001H, 5.250%, 3/15/16 - FGIC Insured

           80   New York City, New York, General Obligation Bonds, Fiscal              3/12 at 100.00       AAA              76,777
                 Series 2002C, 5.125%, 3/15/25 - FSA Insured

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
        1,700    5.000%, 11/01/19 - FSA Insured (UB)                                  11/14 at 100.00       AAA           1,688,219
        1,100    5.000%, 11/01/20 - FSA Insured (UB)                                  11/14 at 100.00       AAA           1,082,807

          525   New York City, New York, General Obligation Bonds, Fiscal              8/15 at 100.00       AAA             551,933
                 Series 2006C, 5.000%, 8/01/16 - FSA Insured

                New York City, New York, General Obligation Bonds, Tender
                Option Bond Trust 1198:
          565    1.829%, 11/01/19 (WI/DD, Settling 10/02/08) - FSA Insured (IF)       11/14 at 100.00       AAA             632,421
          365    1.774%, 11/01/20 (WI/DD, Settling 10/02/08) - FSA Insured (IF)       11/14 at 100.00       AAA             399,668

------------------------------------------------------------------------------------------------------------------------------------
       17,200   Total Tax Obligation/General                                                                             17,024,294
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 41.8% (27.2% OF TOTAL INVESTMENTS)

          250   Dormitory Authority of the State of New York, 853 Schools              7/10 at 100.00        AA             252,815
                 Program Insured Revenue Bonds, Vanderheyden Hall Inc.,
                 Issue 2, Series 1998F, 5.250%, 7/01/18 - AMBAC Insured

        3,000   Dormitory Authority of the State of New York, Revenue Bonds,          10/12 at 100.00        AA           3,013,950
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

          160   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00       AAA             161,314
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

          400   Erie County Industrial Development Agency, New York, School            5/12 at 100.00       AAA             422,564
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2003, 5.750%, 5/01/20 - FSA Insured

                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District:
          590    5.750%, 5/01/27 - FSA Insured (UB)                                    5/18 at 100.00       AAA             608,827
          190    5.750%, 5/01/28 - FSA Insured (UB)                                    5/18 at 100.00       AAA             195,920

        2,485   Erie County Industrial Development Agency, New York, School            5/17 at 100.00       AAA           2,556,021
                 Facility Revenue Bonds, Buffalo City School District Project,
                 Series 2007A, 5.750%, 5/01/28 - FSA Insured (UB)

        2,290   Metropolitan Transportation Authority, New York, Dedicated            11/12 at 100.00       AAA           2,279,626
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 -
                 FSA Insured

        4,000   Metropolitan Transportation Authority, New York, State Service         7/12 at 100.00       AA-           3,846,040
                 Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 -
                 FGIC Insured


                                       59

NKO
Nuveen Insured New York Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   Nassau County Interim Finance Authority, New York, Sales Tax          11/13 at 100.00       AAA        $  1,015,290
                 Secured Revenue Bonds, Series 2003A, 5.000%, 11/15/18 -
                 AMBAC Insured

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        3,400    5.000%, 10/15/25 - MBIA Insured                                      10/14 at 100.00       AAA           3,297,524
        1,040    5.000%, 10/15/26 - MBIA Insured                                      10/14 at 100.00       AAA           1,004,016
          300    5.000%, 10/15/29 - AMBAC Insured                                     10/14 at 100.00       AAA             287,925

        2,500   New York City Transitional Finance Authority, New York,                1/17 at 100.00       AA-           2,343,850
                 Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                 5.000%, 1/15/28 - FGIC Insured

        5,000   New York City Transitional Finance Authority, New York,               11/11 at 101.00       AAA           5,172,449
                 Future Tax Secured Bonds, Fiscal Series 2002B,
                 5.250%, 5/01/16 - MBIA Insured

          890   New York City Transitional Finance Authority, New York,                8/12 at 100.00       AAA             894,228
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/21 - AMBAC Insured

          500   New York City Transitional Finance Authority, New York,                2/14 at 100.00       AAA             508,865
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - SYNCORA GTY Insured

                New York Convention Center Development Corporation, Hotel
                Fee Revenue Bonds, Tender Option Bond Trust 3126:
          125    0.457%, 11/15/30 - AMBAC Insured (IF)                                11/15 at 100.00       AAA             101,190
          105    0.457%, 11/15/44 - AMBAC Insured (IF)                                11/15 at 100.00       AAA              73,410

          350   New York State Thruway Authority, General Revenue Bonds,               7/15 at 100.00       AAA             334,530
                 Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second General, Series 2005B:
        2,625    5.500%, 4/01/20 - AMBAC Insured                                         No Opt. Call        AA           2,760,581
          500    5.000%, 4/01/21 - AMBAC Insured                                      10/15 at 100.00        AA             502,345

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        1,900    5.250%, 6/01/20 - AMBAC Insured                                       6/13 at 100.00        AA           1,906,099
        1,000    5.250%, 6/01/22 - AMBAC Insured                                       6/13 at 100.00        AA             987,450

          750   New York State Tobacco Settlement Financing Corporation,               6/13 at 100.00       AA-             755,153
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        8,600   New York State Urban Development Corporation, State                      No Opt. Call       AAA           9,270,370
                 Personal Income Tax Revenue Bonds, 5.700%, 4/01/20 -
                 FSA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       43,950   Total Tax Obligation/Limited                                                                             44,552,352
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 14.7% (9.6% OF TOTAL INVESTMENTS)

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002A:
        2,000    5.125%, 11/15/22 - FGIC Insured                                      11/12 at 100.00         A           1,936,400
        4,000    5.000%, 11/15/25 - FGIC Insured                                      11/12 at 100.00         A           3,758,560

          865   New York State Thruway Authority, General Revenue Bonds,               1/15 at 100.00        AA             874,186
                 Series 2005F, 5.000%, 1/01/20 - AMBAC Insured

          315   New York State Thruway Authority, General Revenue Bonds,               1/18 at 100.00       AA-             301,783
                 Series 2007H, 5.000%, 1/01/25 - FGIC Insured

           85   Niagara Frontier Airport Authority, New York, Airport Revenue          4/09 at 101.00        AA              76,996
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

        2,000   Port Authority of New York and New Jersey, Consolidated                5/18 at 100.00       AA-           1,774,640
                 Revenue Bonds, One Hundred Fifty Second Series 2007,
                 5.000%, 11/01/28 (Alternative Minimum Tax)


                                       60

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
$         500    5.000%, 12/01/19 - FSA Insured                                        6/15 at 101.00       AAA        $    511,265
        1,000    5.000%, 12/01/28 - SYNCORA GTY Insured                                6/15 at 101.00       AA-             955,870
          345    5.000%, 12/01/31 - SYNCORA GTY Insured                                6/15 at 101.00       AA-             325,549

          390   Port Authority of New York and New Jersey, Consolidated                8/17 at 100.00       AAA             319,636
                 Revenue Bonds, One Hundred Forty Eighth Series 2008,
                 Trust 2920, 0.036%, 8/15/32 - FSA Insured (IF)

        4,000   Port Authority of New York and New Jersey, Consolidated                8/09 at 100.50       AA-           4,044,919
                 Revenue Bonds, One Hundred Twenty-Fourth Series 2001,
                 5.000%, 8/01/11 - FGIC Insured (Alternative Minimum Tax)

          780   Triborough Bridge and Tunnel Authority, New York, Subordinate            No Opt. Call        AA             813,212
                 Lien General Purpose Revenue Refunding Bonds, Series 2002E,
                 5.500%, 11/15/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,280   Total Transportation                                                                                     15,693,016
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 8.0% (5.2% OF TOTAL INVESTMENTS) (4)

          220   Dormitory Authority of the State of New York, Improvement              8/09 at 101.00       AAA             227,887
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1999D, 5.250%, 2/15/29 (Pre-refunded 8/15/09) -
                 FSA Insured

          150   Dormitory Authority of the State of New York, Judicial                   No Opt. Call       AAA             170,378
                 Facilities Lease Revenue Bonds, Suffolk County Issue,
                 Series 1986, 7.375%, 7/01/16 (ETM)

          110   New York City Transitional Finance Authority, New York,                8/12 at 100.00       Aaa             118,674
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/21 (Pre-refunded 8/01/12) -
                 AMBAC Insured

        3,170   New York City, New York, General Obligation Bonds, Fiscal              3/12 at 100.00       AAA           3,385,497
                 Series 2002C, 5.125%, 3/15/25 (Pre-refunded 3/15/12) -
                 FSA Insured

          565   New York State Housing Finance Agency, Construction Fund                 No Opt. Call       AAA             602,640
                 Bonds, State University, Series 1986A, 8.000%, 5/01/11 (ETM)

        2,575   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00       AAA           2,592,665
                 Bonds, Series 2000A, 5.500%, 10/01/40

        1,320   TSASC Inc., New York, Tobacco Asset-Backed Bonds,                      7/12 at 100.00       AAA           1,394,976
                 Series 2002-1, 5.500%, 7/15/24 (Pre-refunded 7/15/12)

------------------------------------------------------------------------------------------------------------------------------------
        8,110   Total U.S. Guaranteed                                                                                     8,492,717
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 12.8% (8.3% OF TOTAL INVESTMENTS)

        5,000   Long Island Power Authority, New York, Electric System General         9/11 at 100.00       AAA           4,680,149
                 Revenue Bonds, Series 2001A, 5.000%, 9/01/27 - FSA Insured

                Long Island Power Authority, New York, Electric System General
                 Revenue Bonds, Series 2006A:
        1,700    5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00        A-           1,614,864
        1,300    5.000%, 12/01/25 - FGIC Insured                                       6/16 at 100.00        A-           1,222,767

          250   Long Island Power Authority, New York, Electric System General         6/16 at 100.00        A-             233,125
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured

        5,000   New York State Energy Research and Development Authority,             11/08 at 102.00        AA           4,839,749
                 Pollution Control Revenue Refunding Bonds, Niagara Mohawk
                 Power Corporation, Series 1998A, 5.150%, 11/01/25 -
                 AMBAC Insured

        1,090   Westchester County Industrial Development Agency,                     11/08 at 100.00       BBB           1,090,240
                 Westchester County, New York, Resource Recovery Revenue
                 Bonds, RESCO Company, Series 1996, 5.500%, 7/01/09
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       14,340   Total Utilities                                                                                          13,680,894
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 3.1% (2.0% OF TOTAL INVESTMENTS)

        1,140   New York City Municipal Water Finance Authority, New York,             6/16 at 100.00       AAA           1,066,994
                 Water and Sewer System Revenue Bonds, 5.000%, 6/15/36 -
                 MBIA Insured (UB)

        2,295   Suffolk County Water Authority, New York, Waterworks                   6/15 at 100.00        AA           2,197,830
                 Revenue Bonds, Series 2005C, 5.000%, 6/01/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,435   Total Water and Sewer                                                                                     3,264,824
------------------------------------------------------------------------------------------------------------------------------------
$     165,445   Total Long-Term Investments (cost $168,815,999) - 151.8%                                                161,869,288
=============-----------------------------------------------------------------------------------------------------------------------


                                       61

NKO
Nuveen Insured New York Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                         RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.9% (1.2% OF TOTAL INVESTMENTS)

$       1,975   Hudson Yards Infrastructure Corporation, New York, Variable                                 A-1        $  1,975,000
                 Rate Demand Obligations, Series 2007, Trust 1980,
                 6.470%, 2/15/47 - FGIC Insured (5)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $1,975,000)                                                            1,975,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $170,790,999) - 153.7%                                                          163,844,288
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (14.4)%                                                                     (15,312,000)
                --------------------------------------------------------------------------------------------------------------------
                Variable Rate Demand Preferred Shares, at Liquidation Value - (46.9)% (6)                               (50,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 7.6%                                                                      8,050,760
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $106,583,048
                ====================================================================================================================

                    At least 80% of the Fund's net assets (including net assets attributable to Variable Rate Demand Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Variable Rate Demand Preferred Shares, at Liquidation Value, as a percentage of Total Investments is 30.5%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NRK
Nuveen Insured New York Tax-Free Advantage Municipal Fund
Portfolio of INVESTMENTS
September 30, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.6% (2.3% OF TOTAL INVESTMENTS)

$       1,500   New York Counties Tobacco Trust III, Tobacco Settlement                6/13 at 100.00       BBB        $  1,375,365
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

          325   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00       BBB             281,795
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        1,825   Total Consumer Staples                                                                                    1,657,160
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 23.0% (14.9% OF TOTAL INVESTMENTS)

        2,000   Dormitory Authority of the State of New York, Insured Revenue          9/12 at 100.00        A3           1,623,780
                 Bonds, Long Island University, Series 2003A,
                 5.000%, 9/01/32 - RAAI Insured

        2,000   Dormitory Authority of the State of New York, Insured Revenue            No Opt. Call        AA           1,931,800
                 Bonds, Mount Sinai School of Medicine, Series 1994A,
                 5.150%, 7/01/24 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Lease Revenue              No Opt. Call       AA-           1,042,120
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) -
                 SYNCORA GTY Insured

          410   Dormitory Authority of the State of New York, Lease Revenue            7/16 at 100.00        AA             387,093
                 Bonds, State University Dormitory Facilities, Series 2006A,
                 5.000%, 7/01/31 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00      BBB+             902,210
                 Mount St. Mary College, Series 2003, 5.000%, 7/01/32 -
                 RAAI Insured

        2,500   Dormitory Authority of the State of New York, Revenue Bonds,           7/12 at 100.00       Aa3           2,487,675
                 Rochester Institute of Technology, Series 2002A,
                 5.250%, 7/01/22 - AMBAC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          100    5.250%, 7/01/20 - AMBAC Insured                                         No Opt. Call       Aa3             100,909
           80    5.250%, 7/01/21 - AMBAC Insured (4)                                     No Opt. Call       Aa3              79,553

          160   Madison County Industrial Development Agency, New York,                7/15 at 100.00       AAA             117,882
                 Civic Facility Revenue Bonds, Colgate University, Tender
                 Option Bond Trust 3127, 1.150%, 7/01/40 -
                 AMBAC Insured (IF)

                New York City Industrial Development Authority, New York, PILOT
                Revenue Bonds, Yankee Stadium Project, Series 2006:
          170    5.000%, 3/01/31 - FGIC Insured                                        9/16 at 100.00      BBB-             151,295
        1,425    5.000%, 3/01/36 - MBIA Insured                                        9/16 at 100.00        AA           1,292,903
          840    4.500%, 3/01/39 - FGIC Insured                                        9/16 at 100.00      BBB-             659,669

------------------------------------------------------------------------------------------------------------------------------------
       11,685   Total Education and Civic Organizations                                                                  10,776,889
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 23.3% (15.1% OF TOTAL INVESTMENTS)

        2,000   Dormitory Authority of the State of New York, FHA-Insured              2/13 at 100.00        AA           1,782,500
                 Mortgage Hospital Revenue Bonds, Lutheran Medical
                 Center, Series 2003, 5.000%, 8/01/31 - MBIA Insured

        3,000   Dormitory Authority of the State of New York, FHA-Insured              8/12 at 100.00        AA           2,677,259
                 Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
                 Series 2002A, 5.000%, 2/01/31 - AMBAC Insured

          345   Dormitory Authority of the State of New York, FHA-Insured              8/17 at 100.00       AAA             322,572
                 Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                 Series 2007, 5.000%, 8/15/27 - FSA Insured

        1,000   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00       N/R             938,710
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

          255   Dormitory Authority of the State of New York, Revenue Bonds,           7/17 at 100.00       AAA             240,195
                 Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 -
                 AGC Insured

           25   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00        AA              24,651
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured


                                       63

NRK
Nuveen Insured New York Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         810   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00       AAA        $    852,112
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          750   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00      Baa1             706,553
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

          305   Dormitory Authority of the State of New York, Revenue Bonds,           8/14 at 100.00       AAA             278,511
                 The New York and Presbyterian Hospital Project,
                 Series 2007, 5.000%, 8/15/36 - FSA Insured

          500   New York City Health and Hospitals Corporation, New York,              2/12 at 100.00       AAA             514,850
                 Health System Revenue Bonds, Series 2002A,
                 5.500%, 2/15/17 - FSA Insured

        2,640   New York City Health and Hospitals Corporation, New York,              2/13 at 100.00        AA           2,563,862
                 Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/21 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,630   Total Health Care                                                                                        10,901,775
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.6% (0.4% OF TOTAL INVESTMENTS)

          300   Dormitory Authority of the State of New York, GNMA                     2/17 at 103.00        AA             282,561
                 Collateralized Revenue Bonds, Cabrini of Westchester
                 Project, Series 2006, 5.200%, 2/15/41
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 9.6% (6.2% OF TOTAL INVESTMENTS)

        2,055   Hudson Yards Infrastructure Corporation, New York, Revenue             2/17 at 100.00        A3           1,850,158
                 Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured (UB)

        2,155   New York City, New York, General Obligation Bonds, Fiscal              2/09 at 101.00        AA           2,057,745
                 Series 1998H, 5.125%, 8/01/25 - MBIA Insured

          250   New York City, New York, General Obligation Bonds, Fiscal             11/14 at 100.00       AAA             248,268
                 Series 2004E, 5.000%, 11/01/19 - FSA Insured (UB)

          225   New York City, New York, General Obligation Bonds, Fiscal              8/15 at 100.00       AAA             236,543
                 Series 2006C, 5.000%, 8/01/16 - FSA Insured

           85   New York City, New York, General Obligation Bonds, Tender             11/14 at 100.00       AAA              95,143
                 Option Bond Trust 1198, 1.829%, 11/01/19 (WI/DD,
                 Settling 10/02/08) - FSA Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
        4,770   Total Tax Obligation/General                                                                              4,487,857
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 47.0% (30.5% OF TOTAL INVESTMENTS)

        2,695   Buffalo Fiscal Stability Authority, New York, Sales Tax Revenue          No Opt. Call        AA           2,879,526
                 State Aid Secured Bonds, Series 2004A, 5.250%, 8/15/12 -
                 MBIA Insured

        3,000   Dormitory Authority of the State of New York, Revenue Bonds,          10/12 at 100.00        AA           3,013,949
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

          340   Erie County Industrial Development Agency, New York, School            5/18 at 100.00       AAA             350,849
                 Facility Revenue Bonds, Buffalo City School District,
                 5.750%, 5/01/27 - FSA Insured (UB)

        1,085   Erie County Industrial Development Agency, New York,                   5/17 at 100.00       AAA           1,116,009
                 School Facility Revenue Bonds, Buffalo City School District
                 Project, Series 2007A, 5.750%, 5/01/28 - FSA Insured (UB)

        1,000   Metropolitan Transportation Authority, New York, State Service         7/12 at 100.00       AA-             961,510
                 Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 -
                 FGIC Insured

          560   Monroe Newpower Corporation, New York, Power Facilities                1/13 at 102.00       BBB             459,911
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2008:
          610    5.000%, 10/15/25 - MBIA Insured (UB)                                 10/14 at 100.00       AAA             591,615
          555    5.000%, 10/15/26 - MBIA Insured (UB)                                 10/14 at 100.00       AAA             535,797

          740   New York City Transitional Finance Authority, New York, Building       1/17 at 100.00       AA-             693,780
                 Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 -
                 FGIC Insured

        3,000   New York City Transitional Finance Authority, New York, Future         8/12 at 100.00       AAA           3,080,399
                 Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/18 -
                 AMBAC Insured

        2,000   New York City Transitional Finance Authority, New York, Future         2/13 at 100.00       AAA           1,986,420
                 Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured


                                       64

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         210   New York Convention Center Development Corporation, Hotel             11/15 at 100.00       AAA        $    146,819
                 Fee Revenue Bonds, Tender Option Bond Trust 3126,
                 0.457%, 11/15/44 - AMBAC Insured (IF)

        1,290   New York State Environmental Facilities Corporation, State             1/13 at 100.00       AAA           1,274,378
                 Personal Income Tax Revenue Bonds, Series 2002A,
                 5.000%, 1/01/23 - FGIC Insured

          950   New York State Thruway Authority, Highway and Bridge Trust               No Opt. Call        AA             999,068
                 Fund Bonds, Second General, Series 2005B,
                 5.500%, 4/01/20 - AMBAC Insured

        1,200   New York State Tobacco Settlement Financing Corporation,               6/13 at 100.00        AA           1,203,852
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 -
                 AMBAC Insured

          750   New York State Tobacco Settlement Financing Corporation,               6/13 at 100.00       AA-             755,153
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        1,860   New York State Urban Development Corporation, Service                    No Opt. Call       AA-           1,950,508
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       21,845   Total Tax Obligation/Limited                                                                             21,999,543
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.7% (4.3% OF TOTAL INVESTMENTS)

        1,000   Metropolitan Transportation Authority, New York, Transportation       11/12 at 100.00         A             939,640
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/25 -
                 FGIC Insured

        1,875   New York State Thruway Authority, General Revenue Bonds,               1/15 at 100.00        AA           1,894,913
                 Series 2005F, 5.000%, 1/01/20 - AMBAC Insured

          140   New York State Thruway Authority, General Revenue Bonds,               1/18 at 100.00       AA-             134,126
                 Series 2007H, 5.000%, 1/01/25 - FGIC Insured

          170   Port Authority of New York and New Jersey, Consolidated                8/17 at 100.00       AAA             139,329
                 Revenue Bonds, One Hundred Forty Eighth Series 2008,
                 Trust 2920, 0.036%, 8/15/32 - FSA Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
        3,185   Total Transportation                                                                                      3,108,008
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 24.6% (16.0% OF TOTAL INVESTMENTS) (5)

        1,185   Dormitory Authority of the State of New York, FHA-Insured              2/13 at 102.00       Aaa           1,300,597
                 Nursing Home Mortgage Revenue Bonds, Shorefront Jewish
                 Geriatric Center Inc., Series 2002, 5.200%, 2/01/32
                 (Pre-refunded 2/01/13)

          145   Dormitory Authority of the State of New York, Improvement              8/09 at 101.00       AAA             150,198
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1999D, 5.250%, 2/15/29 (Pre-refunded 8/15/09) -
                 FSA Insured

          395   Dormitory Authority of the State of New York, Lease Revenue            7/09 at 101.00       AAA             407,134
                 Bonds, State University Dormitory Facilities, Series 1999B,
                 5.125%, 7/01/28 (Pre-refunded 7/01/09) - MBIA Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,           5/13 at 100.00       Aaa             544,360
                 North Shore Long Island Jewish Group, Series 2003,
                 5.375%, 5/01/23 (Pre-refunded 5/01/13)

          100   Erie County Water Authority, New York, Water Revenue Bonds,              No Opt. Call    AA (5)             110,029
                 Series 1990B, 6.750%, 12/01/14 - AMBAC Insured (ETM) (4)

        3,500   New York State Thruway Authority, Highway and Bridge Trust             4/12 at 100.00       AAA           3,724,521
                 Fund Bonds, Series 2002B, 5.000%, 4/01/20
                 (Pre-refunded 4/01/12) - AMBAC Insured

          500   New York State Urban Development Corporation, State Personal           3/13 at 100.00       AAA             545,490
                 Income Tax Revenue Bonds, State Facilities and Equipment,
                 Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded 3/15/13) -
                 FGIC Insured

        2,000   Power Authority of the State of New York, General Revenue             11/12 at 100.00   Aa2 (5)           2,143,200
                 Bonds, Series 2002A, 5.000%, 11/15/20 (Pre-refunded 11/15/12)

        1,975   Triborough Bridge and Tunnel Authority, New York, General              1/12 at 100.00       AAA           2,102,467
                 Purpose Revenue Bonds, Series 2002A, 5.125%, 1/01/31
                 (Pre-refunded 1/01/12) - MBIA Insured

          450   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,             7/09 at 101.00       AAA             468,648
                 Series 1999-1, 6.250%, 7/15/34 (Mandatory put 7/15/24)
                 (Pre-refunded 7/15/09)

------------------------------------------------------------------------------------------------------------------------------------
       10,750   Total U.S. Guaranteed                                                                                    11,496,644
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.5% (3.0% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        1,130    5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00        A-           1,073,410
          870    5.000%, 12/01/25 - FGIC Insured                                       6/16 at 100.00        A-             818,313


                                       65

NRK
Nuveen Insured New York Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$         125   Long Island Power Authority, New York, Electric System General         6/16 at 100.00        A-        $    116,563
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured

          110   Power Authority of the State of New York, General Revenue             11/15 at 100.00       Aa2             112,107
                 Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,235   Total Utilities                                                                                           2,120,393
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 1.0% (0.6% OF TOTAL INVESTMENTS)

          495   New York City Municipal Water Finance Authority, New York,             6/16 at 100.00       AAA             463,300
                 Water and Sewer System Revenue Bonds, 5.000%, 6/15/36 -
                 MBIA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
$      68,720   Total Long-Term Investments (cost $70,015,903) - 143.9%                                                  67,294,130
------------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS -- 10.4% (6.7% OF TOTAL INVESTMENTS)

          855   Hudson Yards Infrastructure Corporation, New York, Variable                                 A-1             855,000
                 Rate Demand Obligations, Series 2007, Trust 1980,
                 6.470%, 2/15/47 - FGIC Insured (6)

        4,000   Long Island Power Authority, New York, Electric System General                           VMIG-2           4,000,000
                 Revenue Bonds, Variable Rate Demand Obligations,
                 Series 2006, ROCS 715, 5.820%, 5/01/33 - MBIA Insured (6)

------------------------------------------------------------------------------------------------------------------------------------
$       4,855   Total Short-Term Investments (cost $4,855,000)                                                            4,855,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $74,870,903) - 154.3%                                                            72,149,130
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (8.3)%                                                                       (3,865,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 11.7%                                                                     5,484,378
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (57.7)% (7)                                       (27,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 46,768,508
                ====================================================================================================================

FUTURES CONTRACTS OUTSTANDING AT SEPTEMBER 30, 2008:
                                                                                                              UNREALIZED
                                             CONTRACT      NUMBER OF        CONTRACT            VALUE AT    APPRECIATION
TYPE                                         POSITION      CONTRACTS      EXPIRATION  SEPTEMBER 30, 2008   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                               Long             34           12/08          $3,983,844        $(10,453)
=========================================================================================================================

                    At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Portion of investment, with an aggregate market value of $189,582, has been pledged to collateralize the net payment obligations under futures contracts.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (7) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.4%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES
                                                              September 30, 2008

                                                                                           INSURED         INSURED          INSURED
                                       NEW YORK         NEW YORK         NEW YORK         NEW YORK        NEW YORK         NEW YORK
                                     INVESTMENT           SELECT          QUALITY          PREMIUM        DIVIDEND         TAX-FREE
                                        QUALITY          QUALITY           INCOME           INCOME       ADVANTAGE        ADVANTAGE
                                          (NQN)            (NVN)            (NUN)            (NNF)           (NKO)            (NRK)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $384,426,629,
   $496,249,711, $520,170,315,
   $171,242,487, $168,815,999
   and $70,015,903, respectively)  $370,126,424     $481,607,919     $503,802,477     $164,647,369    $161,869,288      $67,294,130
Short-term investments
   (at cost, which
   approximates value)                9,455,000       10,975,000        6,065,000        7,075,000       1,975,000        4,855,000
Cash                                  9,287,409       27,176,097       20,019,951       10,672,249       6,400,059        4,995,110
Receivables:
   Interest                           5,495,850        6,969,389        7,096,461        2,458,761       2,488,836          948,279
   Investments sold                          --               --               --               --         100,000               --
Deferred offering costs                      --               --               --               --         671,610               --
Other assets                            297,409          273,709          289,076          108,332         146,431            3,444
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                  394,662,092      527,002,114      537,272,965      184,961,711     173,651,224       78,095,963
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Variable Rate Demand Preferred shares,
   at liquidation value                      --               --               --               --      50,000,000               --
Floating rate obligations            43,545,000       48,453,000       52,710,000       20,050,000      15,312,000        3,865,000
Payables:
   Investments purchased              2,073,724        1,919,491        1,978,114          818,642       1,090,549          100,487
   Variation margin on
      futures contracts                      --               --               --               --              --           90,313
   Common share dividends               761,105        1,070,340        1,073,947          363,751         418,115          181,697
   Auction Rate Preferred
      share dividends                   140,304          313,082          207,436           63,088              --           45,353
   Offering costs                            --               --               --               --         175,000               --
Accrued expenses:
   Management fees                      187,937          254,809          257,456           89,446          55,638           25,171
   Other                                126,274          160,276          161,478           49,216          16,874           19,434
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities              46,834,344       52,170,998       56,388,431       21,434,143      67,068,176        4,327,455
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares,
   at liquidation value             114,925,000      163,900,000      165,375,000       52,000,000              --       27,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares                $232,902,748     $310,931,116     $315,509,534     $111,527,568    $106,583,048      $46,768,508
====================================================================================================================================
Common shares outstanding            17,601,933       23,310,802       23,904,439        8,329,215       7,964,131        3,513,360
====================================================================================================================================
Net asset value per
   Common share outstanding
   (net assets applicable
   to Common shares,
   divided by Common
   shares outstanding)             $      13.23     $      13.34     $      13.20     $      13.39    $      13.38      $     13.31
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares,
   $.01 par value per share        $    176,019     $    233,108     $    239,044     $     83,292    $     79,641      $    35,134
Paid-in surplus                     247,293,699      326,211,519      332,689,767      118,407,487     113,011,043       49,509,303
Undistributed (Over-distribution of)
   net investment income                312,587         (522,479)        (391,037)        (187,315)        (98,663)         (90,886)
Accumulated net realized
   gain (loss) from
   investments and derivative
   transactions                        (579,352)        (349,240)        (660,402)        (180,778)        537,738           47,183
Net unrealized appreciation
   (depreciation) of
   investments and derivative
   transactions                     (14,300,205)     (14,641,792)     (16,367,838)      (6,595,118)     (6,946,711)      (2,732,226)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                   $232,902,748     $310,931,116     $315,509,534     $111,527,568    $106,583,048      $46,768,508
====================================================================================================================================
Authorized shares:
   Common                           200,000,000      200,000,000      200,000,000      200,000,000       Unlimited        Unlimited
   Auction Rate Preferred
      and Variable Rate
      Demand Preferred                1,000,000        1,000,000        1,000,000        1,000,000       Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
OPERATIONS
                                                   Year Ended September 30, 2008

                                                                                         INSURED           INSURED          INSURED
                                   NEW YORK          NEW YORK          NEW YORK         NEW YORK          NEW YORK         NEW YORK
                                 INVESTMENT            SELECT           QUALITY          PREMIUM           DIVIDEND        TAX-FREE
                                    QUALITY           QUALITY            INCOME           INCOME         ADVANTAGE        ADVANTAGE
                                      (NQN)             (NVN)             (NUN)            (NNF)             (NKO)            (NRK)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME              $ 19,487,908      $ 25,978,928      $ 26,121,238      $ 8,905,866       $ 8,730,915      $ 3,607,361
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                   2,477,242         3,301,196         3,332,551        1,175,262         1,120,234          495,511
Auction fees                        354,324           476,101           478,440          159,969           149,306           67,501
Dividend disbursing agent fees       30,000            30,000            40,000           20,000            12,260           10,000
Shareholders' servicing agent
   fees and expenses                 30,558            31,940            30,915           11,730             1,574              923
Interest expense                    572,266           687,217           729,461          264,272           465,879           73,242
Custodian's fees and expenses        91,621           106,223           115,593           42,879            44,615           19,716
Directors'/Trustees'
   fees and expenses                  9,963            13,395            13,839            4,596             4,360            1,932
Professional fees                    33,020            41,067            40,961           21,521            17,614           11,980
Shareholders' reports - printing
   and mailing expenses              50,576            62,592            64,829           26,473            24,697           13,350
Stock exchange listing fees           9,331             9,331             9,331            9,331             1,014              447
Investor relations expense           40,353            52,946            53,779           18,943            17,827            8,108
Portfolio insurance expense              --             1,629                --               --                --               --
Other expenses                       40,253            37,712            38,670           18,162            74,827           13,053
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense
   reimbursement                  3,739,507         4,851,349         4,948,369        1,773,138         1,934,207          715,763
   Custodian fee credit             (40,348)          (81,215)          (86,711)         (29,490)          (32,739)         (13,044)
   Expense reimbursement                 --                --                --               --          (399,272)        (197,482)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                      3,699,159         4,770,134         4,861,658        1,743,648         1,502,196          505,237
------------------------------------------------------------------------------------------------------------------------------------
Net investment income            15,788,749        21,208,794        21,259,580        7,162,218         7,228,719        3,102,124
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                     (280,532)           12,692          (422,110)         (39,488)          536,618         (118,160)
   Forward swaps                         --                --          (251,591)              --                --          135,865
   Futures                               --                --                 --              --                --          142,552
Change in net unrealized
   appreciation (depreciation) of:
   Investments                  (26,892,780)      (38,070,098)      (37,062,056)     (12,371,891)      (12,999,975)      (4,761,343)
   Forward swaps                         --                --            33,606               --                --          (21,078)
   Futures                               --                --                --               --                --          (10,453)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss)                  (27,173,312)      (38,057,406)      (37,702,151)     (12,411,379)      (12,463,357)      (4,632,617)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE
  PREFERRED SHAREHOLDERS
From net investment income       (4,662,305)       (6,362,815)       (6,492,288)      (2,131,997)       (1,761,482)        (873,905)
From accumulated net
   realized gains                        --           (86,393)         (107,456)              --           (79,056)          (2,095)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares from
   distributions to Auction
   Rate Preferred shareholders   (4,662,305)       (6,449,208)       (6,599,744)      (2,131,997)       (1,840,538)        (876,000)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations             $(16,046,868)     $(23,297,820)     $(23,042,315)    $ (7,381,158)     $ (7,075,176)     $(2,406,493)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS

                                          NEW YORK                           NEW YORK                           NEW YORK
                                  INVESTMENT QUALITY (NQN)              SELECT QUALITY (NVN)               QUALITY INCOME (NUN)
                               ------------------------------      -----------------------------      ------------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    9/30/08           9/30/07           9/30/08          9/30/07           9/30/08          9/30/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 15,788,749      $ 15,801,778      $ 21,208,794     $ 21,481,130      $ 21,259,580     $ 21,409,900
Net realized gain (loss) from:
   Investments                     (280,532)         (289,832)           12,692          (70,227)         (422,110)         489,723
   Forward swaps                         --                --                --               --          (251,591)              --
   Futures                               --                --                --               --                --               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                  (26,892,780)       (5,068,948)      (38,070,098)      (8,612,656)      (37,062,056)      (8,923,129)
   Forward swaps                         --                --                --               --            33,606          (33,606)
   Futures                               --                --                --               --                --               --
Distributions to
   Auction Rate Preferred
   shareholders:
   From net investment income    (4,662,305)       (4,510,422)       (6,362,815)      (6,304,083)       (6,492,288)      (6,627,607)
   From accumulated net
      realized gains                     --          (286,874)          (86,393)        (213,591)         (107,456)        (264,550)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations              (16,046,868)        5,645,702       (23,297,820)       6,280,573       (23,042,315)       6,050,731
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income      (10,986,638)      (11,824,817)      (14,865,894)     (16,441,617)      (14,666,161)     (15,623,437)
From accumulated net
   realized gains                        --        (1,259,452)         (221,453)        (754,478)         (248,604)        (950,942)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares
   from distributions
   to Common shareholders       (10,986,638)      (13,084,269)      (15,087,347)     (17,196,095)      (14,914,765)     (16,574,379)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Repurchased                     (287,803)       (1,323,079)          (71,952)      (1,641,093)          (96,929)      (2,318,030)
   Net proceeds from
      shares issued
      to shareholders
      due to reinvestment
      of distributions                   --                --                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares
   from capital
   share transactions              (287,803)       (1,323,079)          (71,952)      (1,641,093)          (96,929)      (2,318,030)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                (27,321,309)       (8,761,646)      (38,457,119)     (12,556,615)      (38,054,009)     (12,841,678)
Net assets applicable
   to Common
   shares at the
   beginning of year            260,224,057       268,985,703       349,388,235      361,944,850       353,563,543      366,405,221
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $232,902,748      $260,224,057      $310,931,116     $349,388,235      $315,509,534     $353,563,543
====================================================================================================================================
Undistributed
   (Over-distribution of)
   net investment
   income at the
   end of year                 $    312,587      $    172,841      $   (522,479)    $   (463,260)     $   (391,037)    $   (464,816)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS (continued)

                                       INSURED NEW YORK                     INSURED NEW YORK                   INSURED NEW YORK
                                     PREMIUM INCOME (NNF)               DIVIDEND ADVANTAGE (NKO)           TAX-FREE ADVANTAGE (NRK)
                               ------------------------------      -----------------------------      ------------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    9/30/08           9/30/07           9/30/08          9/30/07           9/30/08          9/30/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 7,162,218       $ 7,270,449       $ 7,228,719      $ 7,538,142       $ 3,102,124      $ 3,186,788
Net realized gain (loss) from:
   Investments                     (39,488)          (100,953)          536,618          290,925          (118,160)          14,123
   Forward swaps                         --                --                --               --           135,865               --
   Futures                               --                --                --               --           142,552               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                  (12,371,891)       (2,681,117)      (12,999,975)      (2,914,384)       (4,761,343)      (1,018,278)
   Forward swaps                         --                --                --               --           (21,078)          21,078
   Futures                               --                --                --               --           (10,453)              --
Distributions to
   Auction Rate Preferred
   shareholders:
   From net investment income    (2,131,997)       (2,107,436)       (1,761,482)      (2,085,917)         (873,905)        (815,059)
   From accumulated net
      realized gains                     --           (78,002)          (79,056)         (22,551)           (2,095)         (10,487)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations               (7,381,158)        2,302,941        (7,075,176)       2,806,215        (2,406,493)       1,378,165
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (5,047,504)       (5,597,338)       (5,256,327)      (5,763,556)       (2,297,738)      (2,297,570)
From accumulated net realized gains      --          (295,581)         (216,624)         (83,553)           (5,973)         (34,075)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders        (5,047,504)       (5,892,919)       (5,472,951)      (5,847,109)       (2,303,711)      (2,331,645)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Repurchased                           --                --                --               --                --               --
   Net proceeds from shares issued
      to shareholders due to
      reinvestment of distributions      --                --                --           94,153                --            7,613
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions       --                --                --           94,153                --            7,613
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                (12,428,662)       (3,589,978)      (12,548,127)      (2,946,741)       (4,710,204)        (945,867)
Net assets applicable
   to Common shares
   at the beginning
   of year                      123,956,230       127,546,208       119,131,175      122,077,916        51,478,712       52,424,579
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $111,527,568      $123,956,230      $106,583,048     $119,131,175       $46,768,508      $51,478,712
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                 $   (187,315)     $   (156,836)     $    (98,663)    $   (311,784)      $   (90,886)     $   (21,367)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CASH FLOWS
                                                   Year Ended September 30, 2008

                                                                                                                            INSURED
                                                                                                                           NEW YORK
                                                                                                                           DIVIDEND
                                                                                                                          ADVANTAGE
                                                                                                                              (NKO)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                      $ (7,075,176)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                                                             (15,953,386)
   Proceeds from sales and maturities of investments                                                                     19,716,010
   Proceeds from (Purchases of) short-term investments, net                                                               2,025,000
   Amortization (Accretion) of premiums and discounts, net                                                                  566,602
   (Increase) Decrease in receivable for interest                                                                            (1,597)
   (Increase) Decrease in receivable for investments sold                                                                  (100,000)
   (Increase) Decrease in other assets                                                                                     (139,317)
   Increase (Decrease) in payable for investments purchased                                                                 272,124
   Increase (Decrease) in Auction Rate Preferred share dividends payable                                                    (17,547)
   Increase (Decrease) in accrued management fees                                                                              (410)
   Increase (Decrease) in accrued other liabilities                                                                         (16,805)
   Net realized (gain) loss from investments                                                                               (536,618)
   Change in net unrealized (appreciation) depreciation of investments                                                   12,999,975
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                                                   11,738,855
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations                                                                         10,277,000
Cash distributions paid to Common shareholders                                                                           (5,489,678)
Increase (Decrease) in Variable Rate Demand Preferred shares                                                             50,000,000
(Increase) Decrease in deferred offering costs                                                                             (671,610)
Increase (Decrease) in offering costs payable                                                                               175,000
Increase (Decrease) in Auction Rate Preferred shares                                                                    (61,000,000)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                                                   (6,709,288)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                                           5,029,567
Cash at beginning of year                                                                                                 1,370,492
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                                                                $  6,400,059
====================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid by Insured New York Dividend Advantage (NKO) for interest (excluding amortization of offering costs) was $462,490.

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Investment Quality Municipal Fund, Inc.
(NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF), Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) and Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK) (collectively, the "Funds"). Common shares of New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Premium Income (NNF) are traded on the New York Stock Exchange while Common shares of Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2008, New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN), Insured New York Premium Income (NNF), Insured NewYork Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) had outstanding when-issued/delayed delivery purchase commitments of $2,073,724, $1,919,491, $1,978,114, $818,642, $1,090,549 and $100,487, respectively.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective March 31, 2008, the Funds adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended September 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Auction Rate Preferred Shares

The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of September 30, 2008, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                                              INSURED      INSURED
                                                      NEW YORK     NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                                    INVESTMENT       SELECT      QUALITY      PREMIUM     TAX-FREE
                                                       QUALITY      QUALITY       INCOME       INCOME    ADVANTAGE
                                                         (NQN)        (NVN)        (NUN)        (NNF)        (NRK)
------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                               767            --        1,846        1,056           --
   Series T                                             1,915         1,461           --        1,024           --
   Series W                                                --         2,038        1,847           --           --
   Series TH                                               --         3,057        2,015           --        1,080
   Series F                                             1,915            --          907           --           --
------------------------------------------------------------------------------------------------------------------
Total                                                   4,597         6,556        6,615        2,080        1,080
==================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued)



Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear,'' and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as "floaters" or floating rate obligations, to refinance a portion of the municipal funds' outstanding Auction Rate Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. During the fiscal year ended September 30, 2008 New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income
(NUN) and Insured New York Premium Income (NNF) redeemed $29,075,000, $29,100,000, $31,625,000 and $13,000,000 of their outstanding Auction Rate
Preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

Variable Rate Demand Preferred Shares

On August 7, 2008, Insured New York Dividend Advantage (NKO) issued 500 Series 1 Variable Rate Demand Preferred (VRDP) shares, $100,000 liquidation value per share, through a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Proceeds of this offering along with the proceeds from the Fund's creation of TOBs, discussed above, were used to redeem all of the Fund's outstanding Auction Rate Preferred shares totaling $61,000,000. The VRDP shares have a maturity date of August 1, 2038. Dividends on the VRDP shares are set through a weekly remarketing process at a rate established by a remarketing agent, which is intended to result in the value of the VRDP shares approximately equaling their liquidation value. VRDP shares include a liquidity feature that allows VRDP shareholders who are tendering shares for remarketing to have their shares purchased by a liquidity provider, Deutsche Bank AG (acting through its New York branch), in the event that the remarketing agent is not able to sell the tendered VRDP shares to other qualified institutional buyers.

Subject to certain conditions, VRDP shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The terms of the VRDP shares provide that, if any VRDP shares tendered to the liquidity provider cannot be successfully remarketed, the dividend rate for all VRDP shares will be set at the Maximum Rate determined under a formula set forth in the Fund's organizational documents. The Maximum Rate is generally equal to a stated percentage spread in excess of the 7-day London Inter-Bank Offered Rate (LIBOR). If remarketings for these shares continue to be unsuccessful, the Maximum Rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP shares. This would increase the Fund's cost of leverage over time and reduce the Fund's common share net earnings. There are various potential factors that could result in unsuccessful remarketings. These include periods of market stress, an actual or potential downgrade of the liquidity provider's credit ratings as well as changes in market perceptions regarding the financial strength of the Fund's liquidity provider.

Insured New York Dividend Advantage (NKO) had $50,000,000 VRDP shares outstanding for the period August 7, 2008 through September 30, 2008 with an average annualized dividend (interest) rate of 3.13%.

For financial reporting purposes only, VRDP shares are recorded at their liquidation value as a liability in the Fund's Statement of Assets and Liabilities, and the dividends paid on the VRDP shares are included in "Interest expense" in the Fund's Statement of Operations.

Insurance

Under normal circumstances, each Fund will invest at least 80% of their net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, each Fund will invest at least 80% of its net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares) in municipal securities that are rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares) in municipal securities rated below "AA" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense" on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters increases beyond the value of the investments included on the Fund's Statement of Assets and Liabilities as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates.

During the fiscal year ended September 30, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Notes to
FINANCIAL STATEMENTS (continued)



At September 30, 2008, the Funds were not invested in any recourse trusts and/or credit recovery swaps.

                                                                                 INSURED      INSURED      INSURED
                                        NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                      INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND     TAX-FREE
                                         QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE    ADVANTAGE
                                           (NQN)         (NVN)        (NUN)        (NNF)        (NKO)        (NRK)
------------------------------------------------------------------------------------------------------------------
Maximum exposure                            $ --          $ --         $ --         $ --         $ --         $ --
==================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended September 30, 2008, were as follows:

                                                                                 INSURED      INSURED      INSURED
                                        NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                      INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND     TAX-FREE
                                         QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE    ADVANTAGE
                                           (NQN)         (NVN)        (NUN)        (NNF)        (NKO)        (NRK)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations    $19,280,123   $23,330,374  $24,766,366   $8,899,235   $7,855,828   $2,538,183
Average annual interest rate and fees      2.97%         2.95%        2.95%        2.97%        2.90%        2.89%
==================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. New York Quality Income
(NUN) and Insured New York Tax-Free Advantage (NRK) were the only Funds to invest in forward interest rate swap transactions during the fiscal year ended September 30, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. Insured New York Tax-Free Advantage (NRK) was the only Fund to invest in futures contracts during the fiscal year ended September 30, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Insured New York Dividend Advantage (NKO) in connection with its offering of the VRDP shares ($675,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares and is included as a component of "Interest expense" on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Common Shares

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 10, 2007, for New York Investment Quality (NQN), New York Select Quality (NVN) and New York Quality Income (NUN) and on July 30, 2008, for Insured New York Premium Income (NNF), Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                              NEW YORK                   NEW YORK                  NEW YORK
                                      INVESTMENT QUALITY (NQN)     SELECT QUALITY (NVN)      QUALITY INCOME (NUN)
                                      ------------------------   -----------------------   ------------------------
                                      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         9/30/08       9/30/07      9/30/08      9/30/07      9/30/08      9/30/07
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
   to reinvestment of distributions           --            --           --           --           --           --
   Repurchased                           (21,700)      (97,300)      (5,600)    (118,800)      (7,700)    (171,600)
-------------------------------------------------------------------------------------------------------------------
Weighted average price per
   Common share repurchased               $13.24        $13.58       $12.83       $13.79       $12.57       $13.49
Weighted average discount per
   Common share repurchased                11.53%         7.19%       13.26%        7.12%       14.00%        7.74%
===================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued)

                                           INSURED NEW YORK         INSURED NEW YORK          INSURED NEW YORK
                                        PREMIUM INCOME (NNF)     DIVIDEND ADVANTAGE (NKO)  TAX-FREE ADVANTAGE (NRK)
                                      ------------------------   -----------------------   ------------------------
                                      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         9/30/08       9/30/07      9/30/08      9/30/07      9/30/08      9/30/07
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
   to reinvestment of distributions           --            --           --        6,197           --          512
   Repurchased                                --            --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------
Weighted average price per
   Common share repurchased                   --            --           --           --           --           --
Weighted average discount per
   Common share repurchased                   --            --           --           --           --           --
===================================================================================================================

Preferred Shares

Transactions in Auction Rate Preferred shares were as follows:

                                                         NEW YORK                                      NEW YORK
                                                  INVESTMENT QUALITY (NQN)                          SELECT QUALITY (NVN)
                                          ---------------------------------------        ---------------------------------------
                                              YEAR ENDED           YEAR ENDED               YEAR ENDED            YEAR ENDED
                                                9/30/08               9/30/07                  9/30/08               9/30/07
--------------------------------------------------------------------------------------------------------------------------------
                                          SHARES       AMOUNT    SHARES    AMOUNT        SHARES       AMOUNT    SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed:
   Series M                                  193  $ 4,825,000        --      $ --            --  $        --        --      $ --
   Series T                                  485   12,125,000        --        --           259    6,475,000        --        --
   Series W                                   --           --        --        --           362    9,050,000        --        --
   Series TH                                  --           --        --        --           543   13,575,000        --        --
   Series F                                  485   12,125,000        --        --            --           --        --        --
--------------------------------------------------------------------------------------------------------------------------------
                                           1,163  $29,075,000        --      $ --         1,164  $29,100,000        --      $ --
================================================================================================================================
                                                        NEW YORK                                    INSURED NEW YORK
                                                  QUALITY INCOME (NUN)                             PREMIUM INCOME (NNF)
                                          ---------------------------------------        ---------------------------------------
                                              YEAR ENDED           YEAR ENDED               YEAR ENDED            YEAR ENDED
                                                9/30/08               9/30/07                  9/30/08               9/30/07
--------------------------------------------------------------------------------------------------------------------------------
                                          SHARES       AMOUNT    SHARES    AMOUNT        SHARES       AMOUNT    SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed:
   Series M                                  354  $ 8,850,000        --      $ --           264  $ 6,600,000        --      $ --
   Series T                                   --           --        --        --           256    6,400,000        --        --
   Series W                                  353    8,825,000        --        --            --           --        --        --
   Series TH                                 385    9,625,000        --        --            --           --        --        --
   Series F                                  173    4,325,000        --        --            --           --        --        --
--------------------------------------------------------------------------------------------------------------------------------
                                           1,265  $31,625,000        --      $ --           520  $13,000,000        --      $ --
================================================================================================================================
                                                      INSURED NEW YORK                              INSURED NEW YORK
                                                 DIVIDEND ADVANTAGE (NKO)                        TAX-FREE ADVANTAGE (NRK)
                                          ---------------------------------------        ---------------------------------------
                                              YEAR ENDED           YEAR ENDED               YEAR ENDED            YEAR ENDED
                                                9/30/08               9/30/07                  9/30/08               9/30/07
--------------------------------------------------------------------------------------------------------------------------------
                                          SHARES       AMOUNT    SHARES    AMOUNT        SHARES       AMOUNT    SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed:
   Series M                                   --  $        --        --      $ --            --         $ --        --      $ --
   Series T                                   --           --        --        --            --           --        --        --
   Series W                                   --           --        --        --            --           --        --        --
   Series TH                               2,440   61,000,000        --        --            --           --        --        --
   Series F                                   --           --        --        --            --           --        --        --
--------------------------------------------------------------------------------------------------------------------------------
                                           2,440  $61,000,000        --      $ --            --         $ --        --      $ --
================================================================================================================================

Transactions in Variable Rate Demand Preferred shares were as follows:

                                                                                                    INSURED NEW YORK
                                                                                                 DIVIDEND ADVANTAGE (NKO)
                                                                                         ---------------------------------------
                                                                                            YEAR ENDED            YEAR ENDED
                                                                                               9/30/08               9/30/07
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES       AMOUNT    SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Preferred shares issued:
   Series 1                                                                                 500  $50,000,000        --      $ --
================================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended September 30, 2008, were as follows:

                                                                                 INSURED      INSURED      INSURED
                                        NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                      INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND     TAX-FREE
                                         QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE    ADVANTAGE
                                           (NQN)         (NVN)        (NUN)        (NNF)        (NKO)        (NRK)
------------------------------------------------------------------------------------------------------------------
Purchases                            $34,582,069   $63,280,989  $47,939,532  $18,396,090  $15,953,386  $ 5,715,913
Sales and maturities                  48,073,643    98,480,571   63,575,420   32,582,880   19,716,010   12,048,567
==================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2008, the cost of investments was as follows:

                                                                                INSURED       INSURED      INSURED
                                     NEW YORK      NEW YORK      NEW YORK      NEW YORK      NEW YORK     NEW YORK
                                   INVESTMENT        SELECT       QUALITY       PREMIUM      DIVIDEND     TAX-FREE
                                      QUALITY       QUALITY        INCOME        INCOME     ADVANTAGE    ADVANTAGE
                                        (NQN)         (NVN)         (NUN)         (NNF)         (NKO)        (NRK)
------------------------------------------------------------------------------------------------------------------
Cost of investments              $350,300,424  $458,837,905  $473,541,532  $158,302,117  $155,279,146  $71,011,769
==================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2008, were as follows:

                                                                                  INSURED       INSURED       INSURED
                                     NEW YORK       NEW YORK       NEW YORK      NEW YORK      NEW YORK      NEW YORK
                                   INVESTMENT         SELECT        QUALITY       PREMIUM      DIVIDEND      TAX-FREE
                                      QUALITY        QUALITY         INCOME        INCOME     ADVANTAGE     ADVANTAGE
                                        (NQN)          (NVN)          (NUN)         (NNF)         (NKO)         (NRK)
---------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                  $  2,957,900   $  6,911,791   $  5,160,608   $ 1,548,310    $  673,247   $   685,516
   Depreciation                   (16,972,544)   (21,406,652)   (21,326,059)   (8,076,433)   (7,280,840)   (3,408,066)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)
   of investments                $(14,014,644)  $(14,494,861)  $(16,165,451)  $(6,528,123)  $(6,607,593)  $(2,722,550)
=====================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2008, the Funds' tax year end, were as follows:

                                                                                  INSURED       INSURED       INSURED
                                     NEW YORK       NEW YORK       NEW YORK      NEW YORK      NEW YORK      NEW YORK
                                   INVESTMENT         SELECT        QUALITY       PREMIUM      DIVIDEND      TAX-FREE
                                      QUALITY        QUALITY         INCOME        INCOME     ADVANTAGE     ADVANTAGE
                                        (NQN)          (NVN)          (NUN)         (NNF)         (NKO)         (NRK)
---------------------------------------------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *             $1,053,920       $923,259       $917,358      $229,238      $181,668      $144,195
Undistributed net
   ordinary income **                      17             --              7         3,843        86,824            --
Undistributed net long-term
   capital gains                           --            545            556            --       269,487        39,310
=====================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 2, 2008, paid on October 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
FINANCIAL STATEMENTS (continued)


The tax character of distributions paid during the Funds' tax years ended September 30, 2008 and September 30, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                                INSURED      INSURED      INSURED
                                       NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                     INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND     TAX-FREE
                                        QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE    ADVANTAGE
2008                                      (NQN)         (NVN)        (NUN)        (NNF)        (NKO)        (NRK)
-----------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income ***            $15,647,484   $21,033,325  $21,014,089   $7,178,495   $7,294,285   $3,134,057
Distributions from net
   ordinary income **                        --         6,318           --           --           --           --
Distributions from net long-term
   capital gains ****                        --       307,846      356,060           --      295,680        8,068
=================================================================================================================
                                                                                INSURED      INSURED      INSURED
                                       NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                     INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND     TAX-FREE
                                        QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE    ADVANTAGE
2007                                      (NQN)         (NVN)        (NUN)        (NNF)        (NKO)        (NRK)
-----------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                 $16,282,164  $22,790,638  $22,339,468   $7,722,662   $7,871,954   $3,110,383
Distributions from net
   ordinary income **                     39,794          220       22,007          133           --           --
Distributions from net long-term
   capital gains                       1,546,326      968,069    1,215,492      373,583      106,104       44,562
=================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended September 30, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2008.

At September 30, 2008, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                         INSURED
                                                           NEW YORK     NEW YORK
                                                         INVESTMENT      PREMIUM
                                                            QUALITY       INCOME
                                                              (NQN)        (NNF)
--------------------------------------------------------------------------------
Expiration:
   September 30, 2016                                      $299,523     $154,238
================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through September 30, 2008, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                                                           INSURED
                                                                   NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                                                 INVESTMENT       SELECT      QUALITY      PREMIUM
                                                                    QUALITY      QUALITY       INCOME       INCOME
                                                                      (NQN)        (NVN)        (NUN)        (NNF)
------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                        $251,067     $358,935     $709,332      $30,218
==================================================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares) of each Fund as follows:

                                               NEW YORK INVESTMENT QUALITY (NQN)
                                                   NEW YORK SELECT QUALITY (NVN)
AVERAGE DAILY NET ASSETS (INCLUDING                NEW YORK QUALITY INCOME (NUN)
NET ASSETS ATTRIBUTABLE TO AUCTION         INSURED NEW YORK PREMIUM INCOME (NNF)
RATE PREFERRED SHARES OR VRDP SHARES)                        FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS (INCLUDING INSURED NEW YORK DIVIDEND ADVANTAGE (NKO) NET ASSETS ATTRIBUTABLE TO AUCTION INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
RATE PREFERRED SHARES OR VRDP SHARES)                        FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of September 30, 2008, the complex-level fee rate was .1947%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen-sponsored funds in the United States, with such daily net assets to include assets attributable to Preferred stock (Auction Rate Preferred shares or VRDP shares) issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen-sponsored funds.

Notes to
FINANCIAL STATEMENTS (continued)



The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Insured New York Dividend Advantage's (NKO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
MARCH 31,                                          MARCH 31,
--------------------------------------------------------------------------------
2002*                        .30%                  2008                     .25%
2003                         .30                   2009                     .20
2004                         .30                   2010                     .15
2005                         .30                   2011                     .10
2006                         .30                   2012                     .05
2007                         .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Dividend Advantage
(NKO) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured New York Tax-Free Advantage's (NRK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
NOVEMBER 30,                                       NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                        .32%                  2007                     .32%
2003                         .32                   2008                     .24
2004                         .32                   2009                     .16
2005                         .32                   2010                     .08
2006                         .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Tax-Free Advantage
(NRK) for any portion of its fees and expenses beyond November 30, 2010.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (SFASNo. 157)

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFASNo. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of September 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on November 3, 2008, to shareholders of record on October 15, 2008, as follows:

                                                                                  INSURED       INSURED       INSURED
                                     NEW YORK       NEW YORK       NEW YORK      NEW YORK      NEW YORK      NEW YORK
                                   INVESTMENT         SELECT        QUALITY       PREMIUM      DIVIDEND      TAX-FREE
                                      QUALITY        QUALITY         INCOME        INCOME     ADVANTAGE     ADVANTAGE
                                        (NQN)          (NVN)          (NUN)         (NNF)         (NKO)         (NRK)
---------------------------------------------------------------------------------------------------------------------
Dividend per share                     $.0520         $.0545         $.0525        $.0505        $.0550        $.0545
=====================================================================================================================

Financial
HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                     Investment Operations                                 Less Distributions
                               ------------------------------------------------------------------   --------------------------------
                                                          Distributions    Distributions
                                                               from Net             from
                                                             Investment          Capital                   Net
                   Beginning                                  Income to         Gains to            Investment    Capital
                      Common                         Net   Auction Rate     Auction Rate             Income to   Gains to
                       Share          Net      Realized/      Preferred        Preferred                Common     Common
                   Net Asset   Investment     Unrealized         Share-           Share-                Share-     Share-
                       Value       Income     Gain (Loss)       holders+         holders+   Total      holders    holders     Total
====================================================================================================================================
NEW YORK INVESTMENT QUALITY (NQN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                  $14.77        $ .90         $(1.56)         $(.26)          $ --     $ (.92)       $(.62)     $  --    $ (.62)
2007                   15.18          .89           (.29)          (.25)          (.02)       .33         (.67)      (.07)     (.74)
2006                   15.87          .90           (.05)          (.17)          (.09)       .59         (.75)      (.53)    (1.28)
2005                   16.46          .95           (.19)          (.13)          (.01)       .62         (.94)      (.27)    (1.21)
2004                   16.80         1.02            .12           (.05)          (.03)      1.06         (.99)      (.41)    (1.40)

NEW YORK SELECT QUALITY (NVN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                   14.98          .91          (1.63)          (.27)            --***    (.99)        (.64)      (.01)     (.65)
2007                   15.44          .92           (.37)          (.27)          (.01)       .27         (.70)      (.03)     (.73)
2006                   15.87          .93           (.07)          (.21)          (.05)       .60         (.76)      (.27)    (1.03)
2005                   16.18          .97           (.09)          (.14)          (.01)       .73         (.91)      (.13)    (1.04)
2004                   16.28         1.01            .19           (.06)          (.02)      1.12         (.95)      (.27)    (1.22)
====================================================================================================================================
                                                    Total Returns
                                               ---------------------
                                                              Based
                       Ending                                    on
                       Common                   Based        Common
                        Share     Ending           on     Share Net
                    Net Asset     Market       Market         Asset
                        Value      Value        Value*        Value*
=====================================================================
NEW YORK INVESTMENT QUALITY (NQN)
---------------------------------------------------------------------
Year Ended 9/30:
2008                   $13.23     $10.72       (17.85)%       (6.46)%
2007                    14.77      13.70         3.22          2.22
2006                    15.18      13.99         2.39          4.03
2005                    15.87      14.94         4.08          3.90
2004                    16.46      15.52        10.21          6.61

NEW YORK SELECT QUALITY (NVN)
---------------------------------------------------------------------
Year Ended 9/30:
2008                    13.34      10.70       (18.81)        (6.90)
2007                    14.98      13.86         1.70          1.75
2006                    15.44      14.34         4.53          4.10
2005                    15.87      14.74         4.93          4.64
2004                    16.18      15.04         6.96          7.27
=====================================================================
                                                                 Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets                Ratios to Average Net Assets
                                         Applicable to Common Shares                 Applicable to Common Shares
                                         Before Credit/Reimbursement                 After Credit/Reimbursement**
                                -------------------------------------------  -------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable       Expenses        Expenses           Net       Expenses         Expenses          Net   Portfolio
                    to Common      Including       Excluding    Investment      Including        Excluding   Investment    Turnover
                  Shares (000)  Interest++(a)   Interest++(a)      Income++  Interest++(a)    Interest++(a)     Income++       Rate
====================================================================================================================================
NEW YORK INVESTMENT QUALITY (NQN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                 $232,903           1.46%           1.24%         6.15%          1.44%            1.22%        6.16%          9%
2007                  260,224           1.40            1.22          5.98           1.39             1.22         5.99          19
2006                  268,986           1.22            1.22          5.92           1.21             1.21         5.94          16
2005                  281,203           1.19            1.19          5.88           1.18             1.18         5.89          30
2004                  291,660           1.18            1.18          6.26           1.18             1.18         6.26          11

NEW YORK SELECT QUALITY (NVN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                  310,931           1.41            1.21          6.16           1.39             1.19         6.18          12
2007                  349,388           1.38            1.20          6.05           1.37             1.19         6.05          17
2006                  361,945           1.20            1.20          6.03           1.18             1.18         6.05          15
2005                  371,935           1.18            1.18          6.03           1.18             1.18         6.04          17
2004                  379,117           1.19            1.19          6.31           1.19             1.19         6.32           8
====================================================================================================================================

                    Auction Rate Preferred Shares          Variable Rate Demand Preferred Shares
                           at End of Period                          at End of Period
             ---------------------------------------   -------------------------------------------
                Aggregate   Liquidation                  Aggregate     Liquidation
                   Amount    and Market        Asset        Amount      and Market           Asset
              Outstanding         Value     Coverage   Outstanding           Value        Coverage
                    (000)     Per Share    Per Share         (000)       Per Share       Per Share
==================================================================================================
NEW YORK INVESTMENT QUALITY (NQN)
--------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008             $114,925       $25,000      $75,664          $ --            $ --            $ --
2007              144,000        25,000       70,178            --              --              --
2006              144,000        25,000       71,699            --              --              --
2005              144,000        25,000       73,820            --              --              --
2004              144,000        25,000       75,635            --              --              --

NEW YORK SELECT QUALITY (NVN)
--------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008              163,900        25,000       72,427            --              --              --
2007              193,000        25,000       70,258            --              --              --
2006              193,000        25,000       71,884            --              --              --
2005              193,000        25,000       73,178            --              --              --
2004              193,000        25,000       74,108            --              --              --
==================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Rounds to less than $.01 per share.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or VRDP shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, where applicable.

                                 See accompanying notes to financial statements.


                                  84-85 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                     Investment Operations                                 Less Distributions
                               ------------------------------------------------------------------   --------------------------------
                                                          Distributions    Distributions
                                                               from Net             from
                                                             Investment          Capital                   Net
                   Beginning                                  Income to         Gains to            Investment    Capital
                      Common                         Net   Auction Rate     Auction Rate             Income to   Gains to
                       Share          Net      Realized/      Preferred        Preferred                Common     Common
                   Net Asset   Investment     Unrealized         Share-           Share-                Share-     Share-
                       Value       Income     Gain (Loss)       holders+         holders+   Total      holders    holders     Total
====================================================================================================================================
NEW YORK QUALITY
INCOME (NUN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                  $14.79         $.89         $(1.59)         $(.27)          $ --***   $(.97)       $(.61)     $(.01)   $ (.62)
2007                   15.21          .89           (.33)          (.28)           (.01)      .27         (.65)      (.04)     (.69)
2006                   15.64          .90           (.05)          (.20)           (.05)      .60         (.76)      (.27)    (1.03)
2005                   15.90          .93           (.07)          (.14)           (.01)      .71         (.88)      (.09)     (.97)
2004                   16.09          .98            .09           (.06)           (.02)      .99         (.92)      (.26)    (1.18)

INSURED NEW YORK
PREMIUM INCOME (NNF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                   14.88          .86          (1.48)          (.26)             --      (.88)        (.61)        --      (.61)
2007                   15.31          .87           (.33)          (.25)           (.01)      .28         (.67)      (.04)     (.71)
2006                   15.78          .88           (.06)          (.18)           (.05)      .59         (.73)      (.33)    (1.06)
2005                   16.14          .91           (.08)          (.12)           (.01)      .70         (.88)      (.18)    (1.06)
2004                   16.07          .97            .08           (.06)             --       .99         (.92)        --      (.92)
====================================================================================================================================
                                                    Total Returns
                                               ---------------------
                                                              Based
                       Ending                                    on
                       Common                   Based        Common
                        Share     Ending           on     Share Net
                    Net Asset     Market       Market         Asset
                        Value      Value        Value*        Value*
=====================================================================
NEW YORK QUALITY INCOME (NUN)
---------------------------------------------------------------------
Year Ended 9/30:
2008                   $13.20     $10.43       (18.60)%       (6.80)%
2007                    14.79      13.46          .21          1.81
2006                    15.21      14.11         4.27          4.06
2005                    15.64      14.53         5.52          4.56
2004                    15.90      14.70         6.77          6.41

INSURED NEW YORK PREMIUM INCOME (NNF)
---------------------------------------------------------------------
Year Ended 9/30:
2008                    13.39      11.04       (14.53)        (6.18)
2007                    14.88      13.54         (.20)         1.85
2006                    15.31      14.26         3.30          3.96
2005                    15.78      14.86         4.64          4.50
2004                    16.14      15.23         7.14          6.40
=====================================================================
                                                                  Ratios/Supplemental Data
                    ----------------------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets                Ratios to Average Net Assets
                                            Applicable to Common Shares                 Applicable to Common Shares
                                            Before Credit/Reimbursement                 After Credit/Reimbursement**
                                   ------------------------------------------  -----------------------------------------
                         Ending
                            Net
                         Assets
                     Applicable        Expenses       Expenses           Net       Expenses       Expenses          Net   Portfolio
                      to Common       Including      Excluding    Investment      Including      Excluding   Investment    Turnover
                    Shares (000)   Interest++(a)  Interest++(a)      Income++  Interest++(a)  Interest++(a)     Income++       Rate
====================================================================================================================================
NEW YORK QUALITY INCOME (NUN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                   $315,510            1.42%          1.21%         6.10%          1.40%          1.19%        6.12%          9%
2007                    353,564            1.38           1.20          5.95           1.37           1.19         5.96          21
2006                    366,405            1.21           1.21          5.95           1.20           1.20         5.96          14
2005                    376,697            1.19           1.19          5.86           1.18           1.18         5.86          17
2004                    383,012            1.19           1.19          6.21           1.19           1.19         6.21          10

INSURED NEW YORK PREMIUM INCOME (NNF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                    111,528            1.45           1.24          5.84           1.43           1.21         5.87          10
2007                    123,956            1.40           1.23          5.79           1.39           1.22         5.80          21
2006                    127,546            1.22           1.22          5.75           1.21           1.21         5.77          14
2005                    131,420            1.20           1.20          5.71           1.20           1.20         5.71          22
2004                    134,434            1.21           1.21          6.11           1.20           1.20         6.11          16
====================================================================================================================================

                    Auction Rate Preferred Shares          Variable Rate Demand Preferred Shares
                           at End of Period                          at End of Period
             ---------------------------------------   -------------------------------------------
                Aggregate   Liquidation                  Aggregate     Liquidation
                   Amount    and Market        Asset        Amount      and Market           Asset
              Outstanding         Value     Coverage   Outstanding           Value        Coverage
                    (000)     Per Share    Per Share         (000)       Per Share       Per Share
==================================================================================================
NEW YORK QUALITY INCOME (NUN)
--------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008             $165,375       $25,000      $72,696          $ --            $ --            $ --
2007              197,000        25,000       69,868            --              --              --
2006              197,000        25,000       71,498            --              --              --
2005              197,000        25,000       72,804            --              --              --
2004              197,000        25,000       73,606            --              --              --

INSURED NEW YORK PREMIUM INCOME (NNF)
--------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008               52,000        25,000       78,619            --              --              --
2007               65,000        25,000       72,675            --              --              --
2006               65,000        25,000       74,056            --              --              --
2005               65,000        25,000       75,546            --              --              --
2004               65,000        25,000       76,705            --              --              --
==================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Rounds to less than $.01 per share.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or VRDP shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, where applicable.

                                 See accompanying notes to financial statements.


                                  86-87 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                     Investment Operations                                 Less Distributions
                               ------------------------------------------------------------------   --------------------------------
                                                          Distributions    Distributions
                                                               from Net             from
                                                             Investment          Capital                   Net
                   Beginning                                  Income to         Gains to            Investment    Capital
                      Common                         Net   Auction Rate     Auction Rate             Income to   Gains to
                       Share          Net      Realized/      Preferred        Preferred                Common     Common
                   Net Asset   Investment     Unrealized         Share-           Share-                Share-     Share-
                       Value       Income     Gain (Loss)       holders+         holders+   Total      holders    holders     Total
====================================================================================================================================
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                  $14.96         $.91         $(1.57)         $(.22)         $(.01)    $ (.89)       $(.66)   $(.03)     $ (.69)
2007                   15.34          .95           (.34)          (.26)            --***     .35         (.72)    (.01)       (.73)
2006                   15.67          .95           (.08)          (.20)          (.03)       .64         (.78)    (.19)       (.97)
2005                   15.69          .98            .12           (.13)          (.01)       .96         (.86)    (.12)       (.98)
2004                   15.44          .98            .35           (.06)          (.01)      1.26         (.89)    (.12)      (1.01)

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                   14.65          .88          (1.32)          (.25)            --***    (.69)        (.65)      --***     (.65)
2007                   14.92          .91           (.29)          (.23)            --***     .39         (.65)    (.01)       (.66)
2006                   15.00          .90           (.05)          (.21)            --***     .64         (.69)    (.03)       (.72)
2005                   14.75          .90            .25           (.13)            --       1.02         (.77)      --        (.77)
2004                   14.42          .92            .35           (.07)            --       1.20         (.87)      --        (.87)
====================================================================================================================================
                                                  Total Returns
                                             ---------------------
                                                            Based
                     Ending                                    on
                     Common                   Based        Common
                      Share     Ending           on     Share Net
                  Net Asset     Market       Market         Asset
                      Value      Value        Value*        Value*
===================================================================
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
-------------------------------------------------------------------
Year Ended 9/30:
2008                 $13.38     $10.96       (18.10)%       (6.24)%
2007                  14.96      14.10         (.21)         2.36
2006                  15.34      14.85         7.92          4.29
2005                  15.67      14.68         9.28          6.23
2004                  15.69      14.35         7.55          8.48

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
-------------------------------------------------------------------
Year Ended 9/30:
2008                  13.31      11.52       (11.94)        (4.91)
2007                  14.65      13.74         2.24          2.69
2006                  14.92      14.08         5.79          4.38
2005                  15.00      14.02         8.65          7.05
2004                  14.75      13.64         5.83          8.58
===================================================================
                                                                 Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets                Ratios to Average Net Assets
                                         Applicable to Common Shares                 Applicable to Common Shares
                                         Before Credit/Reimbursement                 After Credit/Reimbursement**
                                -------------------------------------------  -------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable       Expenses        Expenses           Net       Expenses         Expenses          Net   Portfolio
                    to Common      Including       Excluding    Investment      Including        Excluding   Investment    Turnover
                  Shares (000)  Interest++(a)   Interest++(a)      Income++  Interest++(a)    Interest++(a)     Income++       Rate
====================================================================================================================================
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                 $106,583           1.65%           1.26%         5.81%          1.28%             .89%        6.18%          9%
2007                  119,131           1.38            1.20          5.83            .94              .76         6.27          19
2006                  122,078           1.20            1.20          5.79            .73              .73         6.26          11
2005                  124,669           1.18            1.18          5.75            .72              .72         6.21          12
2004                  124,860           1.20            1.20          5.91            .74              .74         6.37           9

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008                   46,769           1.41            1.26          5.68            .99              .85         6.09           8
2007                   51,479           1.40            1.25          5.65            .90              .75         6.15          17
2006                   52,425           1.27            1.27          5.62            .77              .77         6.13           8
2005                   52,682           1.25            1.25          5.53            .76              .76         6.01           7
2004                   51,818           1.26            1.26          5.85            .76              .76         6.35          16
====================================================================================================================================

                    Auction Rate Preferred Shares          Variable Rate Demand Preferred Shares
                           at End of Period                          at End of Period
             ---------------------------------------   -------------------------------------------
                Aggregate   Liquidation                  Aggregate     Liquidation
                   Amount    and Market        Asset        Amount      and Market           Asset
              Outstanding         Value     Coverage   Outstanding           Value        Coverage
                    (000)     Per Share    Per Share         (000)       Per Share       Per Share
==================================================================================================

INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
--------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008              $    --       $    --      $    --       $50,000        $100,000        $313,166
2007               61,000        25,000       73,824            --              --              --
2006               61,000        25,000       75,032            --              --              --
2005               61,000        25,000       76,094            --              --              --
2004               61,000        25,000       76,172            --              --              --

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
--------------------------------------------------------------------------------------------------
Year Ended 9/30:
2008               27,000        25,000       68,304            --              --              --
2007               27,000        25,000       72,665            --              --              --
2006               27,000        25,000       73,541            --              --              --
2005               27,000        25,000       73,780            --              --              --
2004               27,000        25,000       72,979            --              --              --
==================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Rounds to less than $.01 per share.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or VRDP shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, where applicable.

                                 See accompanying notes to financial statements.


                                  88-89 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Chairman of
   333 W. Wacker Drive         the Board             1997                  186
   Chicago, IL 60606           and Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                                                             private philanthropic corporation (since
   333 W. Wacker Drive         Board member          1999                  186          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company; Member
                                                                                        of the Board of Regents for the State of
                                                                                        Iowa University System; Director, Gazette
                                                                                        Companies; Life Trustee of Coe College and
                                                                                        Iowa College Foundation; Member of the
                                                                                        Advisory Council of the Department of
                                                                                        Finance in the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director, Federal
                                                                                        Reserve Bank of Chicago; formerly, President
                                                                                        and Chief Operating Officer, SCI Financial
                                                                                        Group, Inc., a regional financial services
                                                                                        firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business, University
   3/6/48                                                                               of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          2004                  186          and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                    School of Business at the University of
                                                                                        Connecticut (2003-2006); previously, Senior
                                                                                        Vice President and Director of Research at
                                                                                        the Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997), Credit
                                                                                        Research Center at Georgetown University;
                                                                                        Director (since 2004) of Xerox Corporation;
                                                                                        Director (since 2005), Beta Gamma Sigma
                                                                                        International Honor Society; Director, SS&C
                                                                                        Technologies, Inc. (May 2005-October 2005).

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                                                             Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          2005                  186          Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                    President and CEO, Banc One Investment
                                                                                        Advisors Corporation, and President, One
                                                                                        Group Mutual Funds; prior thereto, Executive
                                                                                        Vice President, Banc One Corporation and
                                                                                        Chairman and CEO, Banc One Investment
                                                                                        Management Group; Member, Board of Regents,
                                                                                        Luther College; member of the Wisconsin Bar
                                                                                        Association; member of Board of Directors,
                                                                                        Friends of Boerner Botanical Gardens; member
                                                                                        of Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and Chief
   9/24/44                                                                              Operating Officer (retired, 2004) of
   333 W. Wacker Drive         Board member          1997                  186          Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director, Dayton
                                                                                        Development Coalition; formerly, member,
                                                                                        Business Advisory Council, Cleveland Federal
                                                                                        Reserve Bank.


                                       90

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                                                             Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          1997                  186          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                                                              (since 2006); Commissioner, New York State
   333 W. Wacker Drive         Board member          2007                  186          Commission on Public Authority Reform (since
   Chicago, IL 60606                                                                    2005); formerly, Chair New York Racing
                                                                                        Association Oversight Board (2005-2007);
                                                                                        formerly, Director, New York State Division
                                                                                        of the Budget (2000-2004), Chair, Public
                                                                                        Authorities Control Board (2000-2004) and
                                                                                        Director, Local Government Assistance
                                                                                        Corporation (2000-2004).

[] TERENCE J. TOTH
   9/29/59                                                                              Director, Legal & General Investment
   333 W. Wacker Drive         Board Member          2008                 186           Management (since 2008); Private Investor
   Chicago, IL 60606                                                                    (since 2007); CEO and President, Northern
                                                                                        Trust Investments (2004-2007); Executive
                                                                                        Vice President, Quantitative Management &
                                                                                        Securities Lending (2007-2004); prior
                                                                                        thereto, various positions with Northern
                                                                                        Trust Company (since 1994); Member: Goodman
                                                                                        Theatre Board (Since 2004); Chicago
                                                                                        Fellowship Boards (since 2005), University
                                                                                        of Illinois Leadership Council Board (since
                                                                                        2007) and Catalyst Schools of Chicago Board
                                                                                        (since 2008); formerly Member: Northern
                                                                                        Trust Mutual Funds Board (2005-2007),
                                                                                        Northern Trust Japan Board (2004-2007),
                                                                                        Northern Trust Securities Inc. Board
                                                                                        (2003-2007) and Northern Trust Hong Kong
                                                                                        Board (1997-2004).

INTERESTED BOARD MEMBER:

[] JOHN P. AMBOIAN(2)(3)                                                                Chief Executive Officer (since July 2007)
   6/14/61                                                                              and Director (since 1999) of Nuveen
   333 W. Wacker Drive         Board Member          2008                  186          Investments, Inc.; Chief Executive Officer
   Chicago, IL 60606                                                                    (since 2007) of Nuveen Asset Management,
                                                                                        Rittenhouse Asset Management, Nuveen
                                                                                        Investments Advisors, Inc. formerly,
                                                                                        President (1999-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3)


                                       91

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUNDS:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel of
   333 W. Wacker Drive         Administrative        1988                  186          Nuveen Investments, LLC; Managing Director
   Chicago, IL 60606           Officer                                                  (since 2002), Associate General Counsel and
                                                                                        Assistant Secretary, of Nuveen Asset
                                                                                        Management; Vice President and Assistant
                                                                                        Secretary of NWQ Investment Management
                                                                                        Company, LLC. (since 2002), Nuveen
                                                                                        Investments Advisers Inc. (since 2002),
                                                                                        Symphony Asset Management LLC, and NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2003), Tradewinds Global Investors, LLC, and
                                                                                        Santa Barbara Asset Management, LLC (since
                                                                                        2006), Nuveen HydePark Group LLC and Nuveen
                                                                                        Investment Solutions, Inc. (since 2007);
                                                                                        Managing Director, Associate General Counsel
                                                                                        and Assistant Secretary of Rittenhouse Asset
                                                                                        Management, Inc. (since 2003); Managing
                                                                                        Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc.; formerly, Managing
                                                                                        Director (2002-2004), General Counsel
                                                                                        (1998-2004) and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(3); Chartered
                                                                                        Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President of Nuveen
   6/9/55                                                                               Investments, Inc.; Executive Vice President,
   333 W. Wacker Drive         Vice President        2007                  120          U.S. Structured Products of Nuveen
   Chicago, IL 60606                                                                    Investments, LLC, (since 1999), prior
                                                                                        thereto, Managing Director of Structured
                                                                                        Investments.

[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004) previously,
   1/11/62                                                                              Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  120          Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  186
   Chicago, IL 60606           Secretary

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments, LLC;
   333 W. Wacker Drive         Vice President        1998                  186          Managing Director (since 2005) of Nuveen
   Chicago, IL 60606                                                                    Asset Management; Managing Director
                                                                                        (2004-2005), formerly, Vice President
                                                                                        (1998-2004) of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(3)

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  186          Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                    and Funds Controller (1998-2004) of Nuveen
                                                                                        Investments, Inc.; Certified Public
                                                                                        Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 W. Wacker Drive         Officer and           2003                  186          Vice President and Assistant General Counsel
   Chicago, IL 60606           Vice President                                           (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                        President (since 2006) and Assistant
                                                                                        Secretary (since 2008) of Nuveen Asset
                                                                                        Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  186          Accountant.
   Chicago, IL 60606


                                       92

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUNDS:

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  186
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  186          Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                                2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since 1997)
                                                                                        of Nuveen Asset Management; Vice President
                                                                                        (since 2000), Assistant Secretary and
                                                                                        Assistant General Counsel (since 1998) of
                                                                                        Rittenhouse Asset Management, Inc.; Vice
                                                                                        President and Assistant Secretary of Nuveen
                                                                                        Investments Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC (since
                                                                                        2003), Tradewinds Global Investors, LLC,
                                                                                        Santa Barbara Asset Management LLC (since
                                                                                        2006) and of Nuveen HydePark LLC and Nuveen
                                                                                        Investment Solutions, Inc. (since 2007);
                                                                                        formerly, Vice President and Assistant
                                                                                        Secretary of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(3)

[] KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                           Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  186          Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                    Assistant Secretary, Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Inc., Nuveen Investment Advisers Inc.,
                                                                                        Nuveen Investment Institutional Services
                                                                                        Group LLC, NWQ Investment Management
                                                                                        Company, LLC, Tradewinds Global Investors
                                                                                        LLC, NWQHoldings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group, LLC
                                                                                        and Nuveen Investment Solutions, Inc. (since
                                                                                        2007); prior thereto, Partner, Bell, Boyd &
                                                                                        Lloyd LLP (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                     Vice President        2007                  186          Vice President (2002-2007) of Nuveen Asset
   333 W. Wacker Drive                                                                  Management and Nuveen Investments, LLC;
   Chicago, IL 60606                                                                    Chartered Financial Analyst.

[] CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
   8/1/71                      Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); prior thereto, Associate, Skadden,
                                                                                        Arps, Slate Meagher & Flom LLP (2002-2008).

[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments, LLC
   7/3/62                      Vice President                                           (since 2007); prior thereto, Partner,
   333 W. Wacker Drive         and Assistant         2007                  186          Deloitte & Touche USA LLP (2005-2007),
   Chicago, IL 60606           Secretary                                                formerly, senior tax manager (2002-2005);
                                                                                        Certified Public Accountant.

[] MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); prior thereto, Counsel, Vedder Price
                                                                                        P.C. (1997-2007).

(1) For New York Municipal Value (NNY) Board Members serve three year terms. The Board of Trustees for NNY is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New York Dividend Advantage (NAN) and New York Dividend Advantage 2 (NXK), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NAN and NXK is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New York Performance Plus (NNP), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
        APPROVAL PROCESS



The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the

Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Funds' other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The closed-end municipal funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

          The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general "other states" category for closed-end state funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

          The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

          In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

          In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
 EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at
(800) 257-8787.

Glossary of
TERMS USED in this REPORT



[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase or redeem shares of its own common or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NQN, NVN and NUN repurchased 21,700, 5,600 and 7,700 common shares, respectively, and NQN, NVN, NUN, NNF and NKO redeemed 1,163, 1,164, 1,265, 520 and 2,440 auction rate preferred shares, respectively. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.



Learn more about Nuveen Funds at:                www.nuveen.com/etf

                                                 Share prices
                                                 Fund details
                                                 Daily financial news
                                                 Investor education
                                                 Interactive planning tools

                                                                     EAN-B-0908D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

             Nuveen New York Investment Quality Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                          AUDIT FEES BILLED       AUDIT-RELATED FEES            TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                            TO FUND (1)          BILLED TO FUND (2)       BILLED TO FUND (3)    BILLED TO FUND (4)
-----------------------------------------------------------------------------------------------------------------------------------
September 30, 2008                             $ 19,511                   $ 0                    $   0                  $ 3,350
-----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                    0%                       0%                       0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------
September 30, 2007                             $ 17,109                   $ 0                    $ 500                    3,150
-----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                    0%                       0%                       0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------
(1)  "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                         AUDIT-RELATED FEES      TAX FEES BILLED TO         ALL OTHER FEES
                                        BILLED TO ADVISER AND        ADVISER AND           BILLED TO ADVISER
                                           AFFILIATED FUND         AFFILIATED FUND        AND AFFILIATED FUND
                                          SERVICE PROVIDERS       SERVICE PROVIDERS        SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------------
September 30, 2008                               $ 0                      $ 0                     $ 0
-----------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                       0%                      0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------
September 30, 2007                               $ 0                      $ 0                     $ 0
-----------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                       0%                      0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                               AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                         TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                            BILLED TO FUND      REPORTING OF THE FUND)        ENGAGEMENTS)           TOTAL
--------------------------------------------------------------------------------------------------------------------------------
September 30, 2008                               $ 3,350                  $ 0                      $ 0               $ 3,350
September 30, 2007                               $ 3,650                  $ 0                      $ 0               $ 3,650

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                 FUND
Cathryn P. Steeves   Nuveen New York Investment Quality Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                    TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER   MANAGED                           ACCOUNTS    ASSETS
--------------------------------------------------------------------------------
Cathryn P. Steeves  Registered Investment Company     41          $7.303 billion
                    Other Pooled Investment Vehicles  0           $0
                    Other Accounts                    0           $0

* Assets are as of September 30, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2008, the S&P/Investortools Municipal Bond Index was comprised of 52,959 securities with an aggregate current market value of $1,009 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in the parent company of Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of September 30, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                            DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                          DOLLAR RANGE      BENEFICIALLY OWNED
                                                                          OF EQUITY         IN THE REMAINDER OF
                                                                          SECURITIES        NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND     INVESTMENT TEAM
---------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen New York Investment Quality Municipal   $0                $10,000-$50,000
                           Fund, Inc.

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD is currently a portfolio manager for 42 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
OCTOBER 1-31, 2007         6,300                 $ 13.28      103,600                     1,696,400

NOVEMBER 1-30, 2007        4,800                 $ 12.61      108,400                     1,691,600

DECEMBER 1-31, 2007        0                     $ 0          108,400                     1,691,600

JANUARY 1-31, 2008         10,600                $ 13.51      119,000                     1,681,000

FEBRUARY 1-29, 2008        0                     $ 0          119,000                     1,681,000

MARCH 1-31, 2008           0                     $ 0          119,000                     1,681,000

APRIL 1-30, 2008           0                     $ 0          119,000                     1,681,000

MAY 1-31, 2008             0                     $ 0          119,000                     1,681,000

JUNE 1-30, 2008            0                     $ 0          119,000                     1,681,000

JULY 1-31, 2008            0                     $ 0          119,000                     1,681,000

AUGUST 1-31, 2008          0                     $ 0          119,000                     1,681,000

SEPTEMBER 1-30, 2008       0                     $ 0          119,000                     1,681,000

TOTAL                      21,700

* The registrant's repurchase program was announced July 10, 2007. The registrant's repurchase program authorized the repurchase of 1,800,000 shares. The repurchases made by the registrant pursuant to the program were all made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Investment Quality Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: December 8, 2008
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: December 8, 2008
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: December 8, 2008
    -------------------------------------------------------------------